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                         THE BOND FUND OF AMERICA, INC.

                                     Part B
                      Statement of Additional Information

                               March 1, 2007

                       (as supplemented August 30, 2007)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of The Bond Fund of America
(the "fund" or "BFA") dated March 1, 2007. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                         The Bond Fund of America, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder's investment dealer or retirement plan recordkeeper. Please see your financial adviser, investment dealer, plan recordkeeper or employer for more information.

                               TABLE OF CONTENTS

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Financial statements

                       The Bond Fund of America -- Page 1
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                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents, and may include certain preferred securities).

..    The fund will invest at least 60% of its assets in debt securities rated A or better by Moody's Investors Service (Moody's) or Standard & Poor's
     Corporation (S&P) or in unrated securities that are determined to be of equivalent quality at time of purchase, including U.S. government securities, money market instruments or cash.

..    The fund may invest up to 40% of its assets in debt securities rated below
     A by Moody's and S&P or in unrated securities that are determined to be of equivalent quality.

..    The fund may invest up to 35% of its assets in debt securities rated Ba or below by Moody's and BB or below by S&P or in unrated securities determined to be of equivalent quality. However, the fund's current practice is not to invest more than 15% of its assets in debt securities rated Ba and BB or below or unrated but determined to be of equivalent quality.

..    The fund may invest up to 10% of its assets in preferred stocks.

..    The fund may invest up to 25% of its assets in securities of issuers domiciled outside the United States.

..    While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt securities that are issued together with common stock or other equity interests or in securities that have equity conversion, exchange or purchase rights. The fund may hold up to 5% of its assets in common stock, warrants and rights acquired after sales of the corresponding debt securities or received in exchange for debt securities.

..    The fund may invest up to 5% of its assets in IOs and POs (as defined in the following section).

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

                       The Bond Fund of America -- Page 2
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          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities. The prices of these securities also can be adversely affected depending on the outcome of financial contracts (such as derivatives) held by third parties relating to various assets or indices.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad

                       The Bond Fund of America -- Page 3
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economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies evaluate the safety of principal and interest payments, not market value risk. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. See the Appendix for more information about credit ratings.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In particular, in a period of deflation the interest income would fall.
While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. If interest rates rise for reasons other than inflation, investors in these securities may not be protected to the extent the increase is not reflected in the bond's inflation measure.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks and some may be subject to redemption at the option of the issuer at a predetermined price. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. These securities may be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus

                       The Bond Fund of America -- Page 4
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     they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     MORTGAGE-BACKED SECURITIES -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while pri-

                       The Bond Fund of America -- Page 5
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     vately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some
     CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

"IOs" and "POs" are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments
(POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to

                       The Bond Fund of America -- Page 6
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GDP ratio relative to those in the United States and the European Union.
Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

REAL ESTATE INVESTMENT TRUSTS -- The fund may invest in debt securities issued by real estate investment trusts (REITs), which primarily invest in real estate or real estate-related loans. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans.
The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

FORWARD COMMITMENT, WHEN ISSUED AND DELAYED DELIVERY TRANSACTIONS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater

                       The Bond Fund of America -- Page 7
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depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

The fund may also enter into "roll" transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

CASH AND CASH EQUIVALENTS -- The fund may invest in cash and cash equivalents.
These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c)
savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d)
securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

LOAN PARTICIPATIONS AND ASSIGNMENTS -- The fund may invest, subject to an overall 10% limit on loans, in loan participations or assignments. Loan participations are loans or other direct debt instruments that are interests in amounts owed by a corporate, governmental or other borrower to another party.
They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, the fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of

                       The Bond Fund of America -- Page 8
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the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When the fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that the fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The fund anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

INVERSE FLOATING RATE NOTES -- The fund may invest to a very limited extent (no more than 1% of its assets) in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in the instruments' interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933 (the "1933 Act"), or in a registered public offering. Restricted securities held by the fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to "Qualified Institutional Buyers". Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the

                       The Bond Fund of America -- Page 9
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loaned securities and a fee or a portion of the interest earned on the
collateral.The fund will limit its loans of portfolio securities to an aggregate of 33-1/3% of the value of its total assets, measured at the time any such loan is made. The fund does not currently intend to engage in this investment practice over the next 12 months.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended December 31, 2006 and 2005 were 53% and 50%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   With respect to 75% of the fund's total assets, purchase the security of any issuer (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), if as a result, (a) more than 5% of the fund's total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

     Concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

2.   Invest in companies for the purpose of exercising control or management;

                      The Bond Fund of America -- Page 10
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3.   Buy or sell real estate in the ordinary course of its business; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

4.   Buy or sell commodities or commodity contracts in the ordinary course of its business, provided, however, that this shall not prohibit the fund from purchasing or selling currencies including forward currency contracts;

5.   Invest more than 15% of the value of its net assets in securities that are illiquid;

6.   Engage in the business of underwriting of securities of other issuers, except to the extent that the disposal of an investment position may technically constitute the fund an underwriter as that term is defined under the Securities
Act of 1933;

7.   Make loans in an aggregate amount in excess of 10% of the value of the fund's total assets, taken at the time any loan is made, provided, (i) that the purchase of debt securities pursuant to the fund's investment objectives and entering into repurchase agreements maturing in seven days or less shall not be deemed loans for the purposes of this restriction, and (ii) that loans of portfolio securities as described under "Loans of Portfolio Securities," shall be made only in accordance with the terms and conditions therein set forth;

8.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.   Purchase securities at margin;

10.  Borrow money except from banks for temporary or emergency purposes, not in excess of 5% of the value of the fund's total assets.

Notwithstanding Investment Restriction #8, the fund has no current intention (at least during the next 12 months) to sell securities short to the extent the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short.

NONFUNDAMENTAL POLICIES -- The fund has adopted the following nonfundamental investment policies, which may be changed by action of the Board of Directors without shareholder approval:

1.   The fund may not invest in securities of other investment companies, except as permitted by the 1940 Act.

2.   The fund may not issue senior securities, except as permitted by the 1940
Act.

3.   The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the Investment Company Act of 1940 in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the Investment Company Act of
1940.

                      The Bond Fund of America -- Page 11

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

"INDEPENDENT" DIRECTORS/1/

 NAME, AGE AND                                                      NUMBER OF
 POSITION WITH FUND                                               PORTFOLIOS/3/
 (YEAR FIRST ELECTED AS A           PRINCIPAL OCCUPATION(S)         OVERSEEN        OTHER DIRECTORSHIPS/4/
 DIRECTOR/2/)                       DURING PAST FIVE YEARS         BY DIRECTOR         HELD BY DIRECTOR
--------------------------------------------------------------------------------------------------------------

 Richard G. Capen, Jr., 72      Corporate director and author;         15         Carnival Corporation
 Director (1999)                former U.S. Ambassador to
                                Spain; former Vice Chairman,
                                Knight-Ridder, Inc.
                                (communications company);
                                former Chairman and Publisher,
                                The Miami Herald
--------------------------------------------------------------------------------------------------------------
 H. Frederick Christie, 73      Private investor; former               21         AECOM Technology Corporation;
 Director (1974)                President and CEO, The Mission                    Ducommun Incorporated; IHOP
                                Group (non-utility holding                        Corporation; Southwest Water
                                company, subsidiary of Southern                   Company
                                California Edison Company)
--------------------------------------------------------------------------------------------------------------
 Diane C. Creel, 58             Chairman of the Board,                 13         Allegheny Technologies;
 Director (1994)                President and CEO, Ecovation,                     BF Goodrich;
                                Inc. (organic waste                               Foster Wheeler Ltd.
                                management); former President
                                and CEO, The Earth Technology
                                Corporation (international
                                consulting engineering)
--------------------------------------------------------------------------------------------------------------
 James G. Ellis, 60             Vice Provost, Globalization,           12         Genius Products;
 Director (2006)                University of Southern                            Professional Business Bank
                                California; Dean, Marshall
                                School of Business, University
                                of Southern California;
                                Professor, Marshall School of
                                Business, University of
                                Southern California
--------------------------------------------------------------------------------------------------------------
 Martin Fenton, 71              Chairman of the Board, Senior          18         None
 Chairman of the Board          Resource Group LLC (development
 (Independent and               and management of senior living
 Non-Executive) (1989)          communities)
--------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller, 60          President and CEO, Fuller              16         None
 Director (1994)                Consulting (financial
                                management consulting firm)
--------------------------------------------------------------------------------------------------------------
 R. Clark Hooper, 60            Private investor; former               18         JPMorgan Value Opportunities
 Director (2005)                President, Dumbarton Group LLC                    Fund; The Swiss Helvetia Fund,
                                (consulting); former Executive                    Inc.
                                Vice President - Policy and
                                Oversight, NASD
--------------------------------------------------------------------------------------------------------------
 Richard G. Newman,/5/ 72       Chairman of the Board, AECOM           14         Sempra Energy;
 Director (1991)                Technology Corporation                            Southwest Water Company
                                (engineering, consulting and
                                professional technical
                                services)
--------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez, 63           Principal, The Sanchez Family          13         None
 Director (1999)                Corporation dba McDonald's
                                Restaurants (McDonald's
                                licensee)
--------------------------------------------------------------------------------------------------------------

                      The Bond Fund of America -- Page 12

"INTERESTED" DIRECTORS/6,7/

                                     PRINCIPAL OCCUPATION(S)
                                      DURING PAST FIVE YEARS
 NAME, AGE AND                            AND POSITIONS              NUMBER OF
 POSITION WITH FUND               HELD WITH AFFILIATED ENTITIES    PORTFOLIOS/3/
 (YEAR FIRST ELECTED AS A          OR THE PRINCIPAL UNDERWRITER      OVERSEEN      OTHER DIRECTORSHIPS/4/
 DIRECTOR/OFFICER/2/)                      OF THE FUND              BY DIRECTOR       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------

 Paul G. Haaga, Jr., 58           Vice Chairman of the Board,           14         None
 Vice Chairman of the Board       Capital Research and
 and Director (1985)              Management Company; Director,
                                  The Capital Group Companies,
                                  Inc.*
----------------------------------------------------------------------------------------------------------
 Abner D. Goldstine, 77           Senior Vice President and             13         None
 President and Director (1974)    Director, Capital Research and
                                  Management Company
----------------------------------------------------------------------------------------------------------

OTHER OFFICERS

 NAME, AGE AND
 POSITION WITH FUND           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
 (YEAR FIRST ELECTED AS         AND POSITIONS HELD WITH AFFILIATED ENTITIES
       AN OFFICER/2/)            OR THE PRINCIPAL UNDERWRITER OF THE FUND
-------------------------------------------------------------------------------

 David C. Barclay, 50        Senior Vice President, Capital Research and
 Senior Vice President       Management Company; Director, The Capital Group
 (1997)                      Companies, Inc./*/
-------------------------------------------------------------------------------
 Mark R. Macdonald, 47       Senior Vice President and Director, Capital
 Senior Vice President       Research and Management Company
 (2001)
-------------------------------------------------------------------------------
 John H. Smet, 50            Senior Vice President, Capital Research and
 Senior Vice President       Management Company; Director, American Funds
 (1994)                      Distributors, Inc./*/
-------------------------------------------------------------------------------
 Kristine M. Nishiyama,      Vice President and Counsel - Fund Business
 36                          Management Group, Capital Research and Management
 Vice President (2003)       Company; Vice President and Counsel, Capital Bank
                             and Trust Company/*/
-------------------------------------------------------------------------------
 Kimberly S. Verdick, 42     Vice President - Fund Business Management Group,
 Secretary (1994)            Capital Research and Management Company
-------------------------------------------------------------------------------
 Ari M. Vinocor, 32          Vice President - Fund Business Management Group,
 Treasurer (2007)            Capital Research and Management Company
-------------------------------------------------------------------------------
 Courtney R. Taylor, 32      Assistant Vice President - Fund Business
 Assistant Secretary         Management Group, Capital Research and Management
 (2006)                      Company
-------------------------------------------------------------------------------
 Sharon G. Moseley, 39       Vice President - Fund Business Management Group,
 Assistant Treasurer         Capital Research and Management Company
 (2003)
-------------------------------------------------------------------------------

                      The Bond Fund of America -- Page 13

/*/ Company affiliated with Capital Research and Management Company.

/1/ The term "independent" director refers to a director who is not an "interested person" within the meaning of the 1940 Act.
/2/ Directors and officers of the fund serve until their resignation, removal or retirement.
/3/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,/SM/ Inc.,
    which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
/4/ This includes all directorships (other than those in the American Funds) that are held by each director as a director of a public company or a registered investment company.

/5/ The investment adviser and its affiliates use a subsidiary of AECOM, Inc. to perform architectural and space management services. The investment adviser's business relationship with the subsidiary preceded its acquisition by AECOM in 1994. The total fees relating to this engagement for the last two years represent less than 0.1% of AECOM, Inc's 2005 gross revenues.

/6/ "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
    Management Company, or affiliated entities (including the fund's principal underwriter).
/7/ All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY.

                      The Bond Fund of America -- Page 14

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2006

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "INDEPENDENT" DIRECTORS
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie              None                   Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel              $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 James G. Ellis/2/                  None                       None
-------------------------------------------------------------------------------
 Martin Fenton               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller           $10,001 - $50,000          $50,001 - $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper                    None                $50,001 - $100,000
-------------------------------------------------------------------------------
 Richard G. Newman           $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group
    Companies, Inc. retirement plan and 401(k) plan.

/2/ Mr. Ellis was elected director December 12, 2006. The dollar range of shares owned on February 15, 2007 was $10,001 - $50,000. The aggregate dollar range of shares owned in all funds in the American Funds family overseen by director on
    February 15, 2007 was $10,001 - $50,000.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or director who is a director, officer or employee of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a
"board cluster"). The fund typically pays each independent director an annual fee, which ranges from $11,000 to $23,600, based primarily on the total number of board clusters on which that independent director serves.

In addition, the fund generally pays independent directors attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent directors also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent director each pay an equal portion of these attendance fees.

                      The Bond Fund of America -- Page 15

No pension or retirement benefits are accrued as part of fund expenses.
Independent directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent directors.

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED DECEMBER 31, 2006

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------

 Richard G. Capen,               $15,649                          $155,810
 Jr./3/
------------------------------------------------------------------------------------------
 H. Frederick                     15,448                           391,310
 Christie/3/
------------------------------------------------------------------------------------------
 Diane C. Creel/3/                16,669                            91,135
------------------------------------------------------------------------------------------
 James G. Ellis/4/                 1,175                             1,175
------------------------------------------------------------------------------------------
 Martin Fenton/3/                 16,103                           346,890
------------------------------------------------------------------------------------------
 Leonard R. Fuller/3/             15,648                           227,810
------------------------------------------------------------------------------------------
 R. Clark Hooper                  15,725                           117,493
------------------------------------------------------------------------------------------
 Richard G. Newman                13,539                           163,810
------------------------------------------------------------------------------------------
 Frank M. Sanchez                 16,670                            91,135
------------------------------------------------------------------------------------------

/1/ Amounts may be deferred by eligible directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the directors. Compensation shown in this table for the fiscal year ended December 31, 2006 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
/2/ Funds managed by Capital Research and Management Company, including the
    American Funds, American Funds Insurance Series,(R) which is composed of 15 funds and serves as the underlying investment vehicle for certain variable insurance contracts, American Funds Target Date Retirement Series,/SM/ Inc.,
    which is composed of nine funds and is available to investors in tax-deferred retirement plans and IRAs, and Endowments, which is composed of two portfolios and is available to certain nonprofit organizations.
/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2006 fiscal year for participating directors is as follows: Richard G. Capen, Jr.
    ($120,850), H. Frederick Christie ($30,759), Diane C. Creel ($97,388), Martin
    Fenton ($84,335) and Leonard R. Fuller ($142,180). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the directors.
/4/ Mr. Ellis was elected director on December 12, 2006.

As of February 1, 2007, the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on December 3, 1973. Although the board of directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the board of directors, and all powers of the fund are exercised by or under the authority of the board

                      The Bond Fund of America -- Page 16

except as reserved to the shareholders by law or the fund's charter or by-laws.
Maryland law requires each director to perform his/her duties as a director, including his/her duties as a member of any board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

Members of the board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of directors and set forth in the fund's rule 18f-3 Plan. Each class'
shareholders have exclusive voting rights with respect to the respective class'
rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica/(R)/
account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's Class 529 shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to such fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund's articles of incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with independent directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an audit committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Leonard R. Fuller;
and R. Clark Hooper, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers.
The committee acts as a liaison between the fund's independent registered public accounting firm and the full board of directors. Six audit committee meetings were held during the 2006 fiscal year.

The fund has a contracts committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; Diane C. Creel; James G. Ellis; Martin Fenton; Leonard R.
Fuller; R. Clark Hooper; Richard G.

                      The Bond Fund of America -- Page 17

Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the Investment Advisory and Service
Agreement, Principal Underwriting Agreement, Administrative Services Agreement
and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of directors on these matters. One contracts committee meeting was held during the 2006 fiscal year.

The fund has a nominating and governance committee comprised of Richard G.
Capen, Jr.; H. Frederick Christie; Diane C. Creel; James G. Ellis; Martin
Fenton; Leonard R. Fuller; R. Clark Hooper; Richard G. Newman; and Frank M.
Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The committee periodically reviews such issues as the board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors.
The committee also evaluates, selects and nominates independent director candidates to the full board of directors. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund's secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.
Four nominating and governance committee meetings were held during the 2006 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy voting committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy voting committee members are alerted to the potential conflict. The proxy voting committee may then elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

                      The Bond Fund of America -- Page 18

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180, (b) on the American
Funds website at americanfunds.com and (c) on the SEC's website at sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on February 1, 2007. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                      The Bond Fund of America -- Page 19

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        17.14%
 201 Progress Parkway                                Class B         9.15
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class B         6.03
 4800 Deer Lake Drive, East, Floor 2                 Class C        17.29
 Jacksonville, FL 32246-6484                         Class F         6.34
                                                     Class R-5      12.07
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class C        12.39
 333 W. 34th Street
 New York, NY 10001-2402
----------------------------------------------------------------------------
 Hartford Life Insurance Co.                         Class R-1       9.48
 P.O. Box 2999                                       Class R-3       6.53
 Hartford, CT 06104-2999
----------------------------------------------------------------------------
 Nationwide Trust Co.                                Class R-3       5.54
 P.O. Box 182029                                     Class R-5       6.43
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class R-4       7.44
 101 Montgomery Street
 San Francisco, CA 94104-4151
----------------------------------------------------------------------------
 Prudential Retirement                               Class R-5       7.00
 One Gustave L Levy Place
 P.O. Box 1019
 New York, NY 10029-0310
----------------------------------------------------------------------------

INVESTMENT ADVISER -- Capital Research and Management Company, the fund's investment adviser, founded in 1931, maintains research facilities in the United
States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London,
Geneva, Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333
South Hope Street, Los Angeles, CA 90071 and 135 South State College Boulevard,
Brea, CA 92821. It is a wholly owned subsidiary of The Capital Group Companies,
Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions. These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional's management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these issues.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment

                      The Bond Fund of America -- Page 20

decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also make investment decisions for other mutual funds advised by Capital Research and Management
Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which The Bond Fund of America portfolio counselors are measured include: Lehman Brothers Aggregate Bond Index;
Credit Suisse First Boston High Yield Bond Index; Lipper High Current Yield Bond
Funds Average; and Citigroup World Government Bond Index.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                      The Bond Fund of America -- Page 21

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF DECEMBER 31, 2006:

                                         NUMBER             NUMBER
                                        OF OTHER           OF OTHER          NUMBER
                                       REGISTERED           POOLED          OF OTHER
                                       INVESTMENT         INVESTMENT        ACCOUNTS
                                    COMPANIES (RICS)   VEHICLES (PIVS)        THAT
                                          THAT               THAT           PORTFOLIO
                                       PORTFOLIO          PORTFOLIO         COUNSELOR
                     DOLLAR RANGE      COUNSELOR          COUNSELOR          MANAGES
                       OF FUND          MANAGES            MANAGES         (ASSETS OF
     PORTFOLIO          SHARES      (ASSETS OF RICS    (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR         OWNED/1/     IN BILLIONS)/2/    IN BILLIONS)/3/   IN BILLIONS)/4/
------------------------------------------------------------------------------------------

 Abner D.                Over         4       $181.2         None             None
 Goldstine            $1,000,000
------------------------------------------------------------------------------------------
 David C. Barclay     $500,001 -      4       $192.5      5      $1.55     13      $3.21
                      $1,000,000
------------------------------------------------------------------------------------------
 Mark R. Macdonald    $100,001 -      5       $255.6         None             None
                       $500,000
------------------------------------------------------------------------------------------
 John H. Smet         $100,001 -      6       $232.5         None           3      $2.44
                       $500,000
------------------------------------------------------------------------------------------
 Mark H. Dalzell      $50,001 -       2       $ 93.9      3      $0.50    18/5/    $5.24
                       $100,000
------------------------------------------------------------------------------------------
 Susan M. Tolson      $100,001-       3       $106.2      1      $0.25      1      $0.28
                       $500,000
------------------------------------------------------------------------------------------

/1/ Ownership disclosure is made using the following ranges: None; $1 - $10,000;
    $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
    $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
/2/ Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/3/ Represents funds advised or sub-advised by Capital Research and Management
    Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
    Group International, Inc., an affiliate of Capital Research and Management
    Company. Assets noted are the total net assets of the funds or accounts and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
/4/ Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

/5/ The advisory fee of two of these accounts (representing $0.24 billion in total assets) is based partially on their investment results.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross

                      The Bond Fund of America -- Page 22

negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to independent directors; association dues;
costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.

The management fee is based on the following annualized rates and average daily net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.30%                $             0            $    60,000,000
------------------------------------------------------------------------------
         0.21                      60,000,000              1,000,000,000
------------------------------------------------------------------------------
         0.18                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.16                   3,000,000,000              6,000,000,000
------------------------------------------------------------------------------
         0.15                   6,000,000,000             10,000,000,000
------------------------------------------------------------------------------
         0.14                  10,000,000,000             16,000,000,000
------------------------------------------------------------------------------
         0.13                  16,000,000,000             20,000,000,000
------------------------------------------------------------------------------
         0.12                  20,000,000,000
------------------------------------------------------------------------------

The agreement also provides for fees based on monthly gross investment income at the following annualized rates:

                      The Bond Fund of America -- Page 23

                        Monthly gross investment income

            RATE                     IN EXCESS OF                  UP TO
-----------------------------------------------------------------------------------

            2.25%                    $         0                $ 8,333,333
-----------------------------------------------------------------------------------
            2.00                       8,333,333                 41,666,667
-----------------------------------------------------------------------------------
            1.75                      41,666,667
-----------------------------------------------------------------------------------

The investment adviser has agreed to reduce the fee payable to it under the agreement by (a) the amount by which the ordinary operating expenses of the fund for any fiscal year of the fund, excluding interest, taxes and extraordinary expenses such as litigation, exceed the greater of (i) 1% of the average month-end net assets of the fund for such fiscal year or (ii) 10% of the fund's gross investment income, and (b) any additional amount necessary to assure that such ordinary operating expenses of the fund in any year after such reduction do not exceed the lesser of (i) 1-1/2% of the first $30 million of average month-end net assets of the fund, plus 1% of the average month-end net assets in excess thereof, or (ii) 25% of the fund's gross investment income. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding these limits, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.

For the fiscal years ended December 31, 2006, 2005 and 2004, the investment adviser was entitled to receive from the fund management fees of $62,421,000,
$53,137,000, and $45,595,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $56,179,000 (a reduction of $6,242,000), $48,434,000 (a reduction of $4,703,000), and $44,807,000 (a reduction of $788,000) for the fiscal years ended December 31, 2006, 2005 and 2004, respectively.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that the investment adviser is otherwise entitled to receive. As a result of this waiver, management fees are reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2007, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and Class R and 529 shares. The investment adviser may contract with third parties, including American Funds

                      The Bond Fund of America -- Page 24

Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications.
In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1 and
 R-2 shares, the investment adviser has agreed to pay a portion of the fees payable under the Administrative Agreement that would otherwise have been paid by the fund. For the year ended December 31, 2006, the total fees paid by the investment adviser were $993,000.

The investment adviser receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for Class C, F, R (excluding
Class R-5 shares) and 529 shares for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily.
The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser does not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10% of the average daily net assets. The administrative services fee includes compensation for transfer agent and shareholder services provided to the fund's Class C, F, R and
529 shares. In addition to making administrative service fee payments to unaffiliated third parties, the investment adviser also makes payments from the administrative services fee to American Funds Service Company according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

During the 2006 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                               ADMINISTRATIVE SERVICES FEE
--------------------------------------------------------------------------------

                CLASS C                                $2,631,000
--------------------------------------------------------------------------------
                CLASS F                                 1,167,000
--------------------------------------------------------------------------------
              CLASS 529-A                                 359,000
--------------------------------------------------------------------------------
              CLASS 529-B                                  90,000
--------------------------------------------------------------------------------
              CLASS 529-C                                 185,000
--------------------------------------------------------------------------------
              CLASS 529-E                                  20,000
--------------------------------------------------------------------------------
              CLASS 529-F                                  11,000
--------------------------------------------------------------------------------
               CLASS R-1                                   48,000
--------------------------------------------------------------------------------
               CLASS R-2                                2,740,000
--------------------------------------------------------------------------------
               CLASS R-3                                1,131,000
--------------------------------------------------------------------------------
               CLASS R-4                                  373,000
--------------------------------------------------------------------------------
               CLASS R-5                                  257,000
--------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 15370
Barranca Parkway, Irvine, CA 92618; 3500 Wiseman

                      The Bond Fund of America -- Page 25

Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2006            $17,277,000         $66,722,000
                                                  2005             17,184,000          66,352,000
                                                  2004             15,056,000          58,069,000
                 CLASS B                          2006                739,000           4,925,000
                                                  2005                901,000           6,196,000
                                                  2004              1,412,000           9,915,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2006                      0           5,761,000
                                                  2005                      0           4,874,000
                                                  2004                      0           4,210,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2006                643,000           2,452,000
                                                  2005                567,000           2,178,000
                                                  2004                492,000           1,881,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2006                 44,000             287,000
                                                  2005                 58,000             358,000
                                                  2004                103,000             570,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2006                      0             479,000
                                                  2005                      0             380,000
                                                  2004                      0             320,000
-----------------------------------------------------------------------------------------------------

                      The Bond Fund of America -- Page 26

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full board of directors and separately by a majority of the independent directors of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential
benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of independent directors are committed to the discretion of the independent directors during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the board of directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's board of directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.25% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares, respectively; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to 1.00% of the average daily net assets attributable to Class R-2 shares; (i) for Class R-3 shares, up to 0.75% of the average daily net assets attributable to Class R-3 shares; and (j) for Class R-4 shares, up to

                      The Bond Fund of America -- Page 27

0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit, after reimbursement for paying service-related expenses, is reimbursed to the Principal Underwriter for paying distribution-related expenses, including dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with
$50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided the amount recovered does not cause the fund to exceed the annual expense limit. After five quarters, these commissions are not recoverable. As of December 31, 2006, unreimbursed expenses which remain subject to reimbursement under the Plan for Class A shares totaled $7,759,000 or 0.04% of Class A net assets.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25%

                      The Bond Fund of America -- Page 28

is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

As of the end of the 2006 fiscal year, total 12b-1 expenses, and the portion of the expenses that remained unpaid, were:

                                                                        12B-1 UNPAID LIABILITY
                                                 12B-1 EXPENSES              OUTSTANDING
------------------------------------------------------------------------------------------------

                 CLASS A                          $47,213,000                 $3,520,000
------------------------------------------------------------------------------------------------
                 CLASS B                           14,221,000                  1,243,000
------------------------------------------------------------------------------------------------
                 CLASS C                           15,929,000                  1,564,000
------------------------------------------------------------------------------------------------
                 CLASS F                            2,712,000                    333,000
------------------------------------------------------------------------------------------------
               CLASS 529-A                            622,000                     47,000
------------------------------------------------------------------------------------------------
               CLASS 529-B                            625,000                     59,000
------------------------------------------------------------------------------------------------
               CLASS 529-C                          1,417,000                    144,000
------------------------------------------------------------------------------------------------
               CLASS 529-E                             90,000                      9,000
------------------------------------------------------------------------------------------------
               CLASS 529-F                                  0                          0
------------------------------------------------------------------------------------------------
                CLASS R-1                             221,000                     31,000
------------------------------------------------------------------------------------------------
                CLASS R-2                           3,194,000                    315,000
------------------------------------------------------------------------------------------------
                CLASS R-3                           2,287,000                    249,000
------------------------------------------------------------------------------------------------
                CLASS R-4                             611,000                     72,000
------------------------------------------------------------------------------------------------

OTHER COMPENSATION TO DEALERS -- As of January 2007, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group:
          Advantage Capital Corporation
          AIG Financial Advisors, Inc.
          American General Securities Incorporated
          FSC Securities Corporation
          Royal Alliance Associates, Inc.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.

                      The Bond Fund of America -- Page 29

     Edward Jones
     Genworth Financial Securities Corporation
     Hefren-Tillotson, Inc.
     HTK/Janney Montgomery Group:
          Hornor, Townsend & Kent, Inc.
          Janney Montgomery Scott LLC
     ING Advisors Network Inc.:
          Bancnorth Investment Group, Inc.
          Financial Network Investment Corporation
          Guaranty Brokerage Services, Inc.
          ING Financial Partners, Inc.
          Multi-Financial Securities Corporation
          Primevest Financial Services, Inc.
     InterSecurities/Transamerica:
          InterSecurities, Inc.
          Transamerica Financial Advisors, Inc.
     J.J.B. Hilliard/PNC Bank:
          J.J.B. Hilliard, W.L. Lyons, Inc.
          PNC Bank, National Association
          PNC Brokerage Corp.
          PNC Investments LLC
     Lincoln Financial Advisors Corporation:
          Lincoln Financial Advisors Corporation
          Jefferson Pilot Securities Corporation
     LPL Financial Services:
          Linsco/Private Ledger Corp.
          Uvest Investment Services
     Merrill Lynch, Pierce, Fenner & Smith Incorporated
     Metlife Enterprises:
          Metlife Securities Inc.
          Tower Square Securities
          New England Securities
          Walnut Street Securities, Inc.
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW Inc.
     National Planning Holdings Inc.:
          Invest Financial Corporation
          Investment Centers of America, Inc.
          National Planning Corporation
          SII Investments, Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC
     Pacific Select Distributors Inc.:
          Associated Securities Corp.
          Contemporary Financial Solutions, Inc.
          M.L. Stern & Co., LLC
          Mutual Service Corporation
          Sorrento Pacific Financial, LLC
          United Planners' Financial Services of America

                      The Bond Fund of America -- Page 30

          Waterstone Financial Group, Inc.
     Park Avenue Securities LLC
     Princor Financial Services Corporation
     Raymond James Group:
          Raymond James & Associates, Inc.
          Raymond James Financial Services Inc.
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Incorporated
     Securian/C.R.I.:
          CRI Securities, LLC
          Securian Financial Services, Inc.
     Smith Barney
     U.S. Bancorp Investments, Inc.
     UBS Financial Services Inc.
     First Clearing LLC
     Wells Fargo Investments, L.L.C.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
December 31, 2006, 2005 and 2004 amounted to $23,083,000, $18,003,000 and
$12,899,000. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The volume of securities purchased by the fund in the underwritten offerings increased from 2004 to 2006, resulting in an increase in brokerage concessions paid on portfolio transactions.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included CIBC Mellon Global Securities Services, Citigroup Global
Markets, Inc., Credit Suisse Group, Goldman Sachs & Co., J.P. Morgan Securities
Inc., Lehman Brothers, Merrill Lynch, Pierce, Fenner & Smith, Inc. and First
Clearing LLC. As of the fund's most recent fiscal year-end, the fund held debt securities of Canadian Imperial Bank of Commerce in the amount of $20,875,000;
Citigroup,

                      The Bond Fund of America -- Page 31

Inc. in the amount of $75,317,000; Credit Suisse Group in the amount of
$15,781,000; Goldman Sachs Group, Inc. in the amount of $6,573,000; J.P. Morgan
Chase & Co. in the amount of $121,196,000; Lehman Brothers Holdings in the amount of $5,004,000; Merrill Lynch in the amount of $3,002,000; and Wachovia
Corp. in the amount of $12,077,000 .

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's board of directors and compliance will be periodically assessed by the board in connection with reporting from the fund's Chief Compliance Officer.

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. In practice, the public portfolio typically is posted on the website approximately 45 days after the end of the calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website. The fund's custodian, outside counsel and auditor, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website
(other than to certain fund service providers for legitimate business and fund oversight purposes) helps

                      The Bond Fund of America -- Page 32

reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to calculation of the fund's net asset value.

                      The Bond Fund of America -- Page 33

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's board. Subject to board oversight, the fund's board has delegated the obligation to make fair valuation determinations to a valuation committee established by the fund's investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. The valuation committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that share class.

                      The Bond Fund of America -- Page 34

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and
(ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

                      The Bond Fund of America -- Page 35

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to  shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these

                      The Bond Fund of America -- Page 36

     securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations may comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations.
     Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount
     (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

                      The Bond Fund of America -- Page 37

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     All or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on
     Form 1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of
     15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the
Code, distributions of investment company taxable income and

                      The Bond Fund of America -- Page 38

capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law.
Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

                      The Bond Fund of America -- Page 39

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE APPLICABLE PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
THESE ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE RETIREMENT PLAN
SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR INFORMATION
REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use any of the following addresses:

           American Funds
           8332 Woodfield Crossing Blvd.
           Indianapolis, IN 46240-2482

           American Funds
           3500 Wiseman Blvd.
           San Antonio, TX 78251-4321

           American Funds
           5300 Robin Hood Rd.
           Norfolk, VA  23513-2407

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                      The Bond Fund of America -- Page 40

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
     wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

OTHER PURCHASE INFORMATION -- The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares are also available to clients of the
Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

     .  Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .    Employer-sponsored CollegeAmerica accounts.

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

                      The Bond Fund of America -- Page 41

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

Certain accounts held on the fund's books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and statement of additional information.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchanges are not permitted from Class A shares of The Cash Management Trust of America to Class B or C shares of Intermediate
Bond Fund of America, Limited Term Tax-Exempt Bond Fund of America and
Short-Term Bond Fund of America. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share

                      The Bond Fund of America -- Page 42

redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for frequent trading in particular retirement plans or other accounts, and to comply with applicable laws.

In addition to the fund's broad ability to restrict potentially harmful trading, the fund's board of directors has adopted a "purchase blocking policy," under which any shareholder redeeming shares (including redemptions that are part of an exchange transaction) having a value of
$5,000 or more from the fund will be precluded from investing in the fund (including investments that are part of an exchange transaction)
for 30 calendar days after the redemption transaction. Under the fund's purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as: systematic redemptions and purchases where the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase; purchases and redemptions of shares having a value of less than
$5,000; transactions in Class 529 shares; purchases and redemptions resulting from reallocations by American Funds Target Date Retirement
Series; retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper's system; and purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA recharacterizations, where the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions.

The fund reserves the right to waive the purchase blocking policy in those instances where American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their procedures which American Funds Service
Company believes are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary's ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

Notwithstanding the fund's surveillance procedures and purchase blocking policy, all transactions in fund shares remain subject to the fund's and
American Funds Distributors' right to restrict potentially abusive trading generally (including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy).

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption and is made into the same account from which you redeemed the shares. If you redeem your Class B shares after the contingent deferred sales charge period, you may either reinvest the proceeds in Class B shares or purchase Class A shares. If you purchase
     Class A shares, you are responsible for paying any applicable Class A sales charges.

      MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class C shares and with the redemption proceeds purchase Class F shares for the program, you are still responsible for paying any applicable Class C contingent deferred sales charge.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     In addition, you may redeem Class F shares held in a fee-based brokerage account/program for less than one year and with the redemption proceeds purchase Class A shares without a sales charge if the redemption is necessary to comply with the repeal of SEC Rule 202 under the Investment
     Advisers Act of 1940 and the transaction occurs prior to October 1, 2007, or such other date as determined by rule, regulation or court order.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

     MOVING FROM CLASS A TO CLASS R SHARES -- Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may redeem its shares and purchase Class R shares with the redemption proceeds. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan's account.

     MOVING BETWEEN OTHER SHARE CLASSES -- If you desire to move your investment between share classes and the transaction is not described in this statement of additional information, please contact American Funds
     Service Company at 800/421-0180 for information on the transaction.

     NON-REPORTABLE TRANSACTIONS -- As described above, automatic conversions will be non-reportable for tax purposes. In addition, except in the case of a movement between a 529 share class and a non-529 share class or vice versa, an exchange of shares from one

                      The Bond Fund of America -- Page 43

     share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration

                      The Bond Fund of America -- Page 44

          with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

     TRANSFERS TO COLLEGEAMERICA -- A transfer from the Virginia Prepaid
     Education Program/SM/ or the Virginia Education Savings Trust/SM/ to a
     CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.

MOVING BETWEEN ACCOUNTS -- Investments in certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include, for example:

     .    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

     .    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

     .    death distributions paid to a beneficiary's account that are used by the beneficiary to purchase fund shares in a different account.

LOAN REPAYMENTS -- Repayments on loans taken from a retirement plan or an individual-type retirement account are not subject to sales charges if American
Funds Service Company is notified of the repayment.

                      The Bond Fund of America -- Page 45

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

     STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

     The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser may be required to remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been

                      The Bond Fund of America -- Page 46

     made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Principal Underwriter for the balance still outstanding.

     Certain payroll deduction retirement plans purchasing Class A shares under a Statement on or before November 12, 2006, may continue to purchase Class
     A shares at the sales charge determined by that particular Statement until the plans' values reach the amounts specified in their Statements. Upon reaching such amounts, the Statements for these plans will be deemed completed and will terminate at that time. After such termination, these plans are eligible for additional sales charge reductions by meeting the criteria under the fund's rights of accumulation policy.

     In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plans, such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;
          each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    529 accounts, which will be aggregated at the account owner level
          (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .    made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

                      The Bond Fund of America -- Page 47

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds money market funds are excluded. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of
     (a) the current value of your existing holdings (the "market value") or (b)
     the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your
     American Funds investment) of your individual holdings in various American
     Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

     You may not purchase Class B or 529-B shares if your combined American
     Funds and applicable American Legacy holdings cause you to be eligible to purchase Class A or 529-A shares at the $100,000 or higher sales charge discount rate, and you may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

     If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American
     Legacy accounts.

                      The Bond Fund of America -- Page 48

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12% limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a
          SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .    in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .    in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .    in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

                      The Bond Fund of America -- Page 49

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by the Virginia College Savings Plan as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see "Purchase and exchange of shares."

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will

                      The Bond Fund of America -- Page 50

begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The
Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday,

                      The Bond Fund of America -- Page 51

the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form. Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account

                      The Bond Fund of America -- Page 52

application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's board of directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $22,923,000 for Class A shares and
$1,648,000 for Class B shares for the 2006 fiscal year. American Funds Service
Company is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to Capital
Research and Management Company, as described under "Administrative services agreement."

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public

                      The Bond Fund of America -- Page 53

accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission.
The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of
Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the board of directors.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for independent directors in their capacities as such. Certain legal matters in connection with certain capital shares offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the independent directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on December 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the fund's investment portfolio or summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement. On
August 30, 2006, the NASD Hearing Panel ruled against the Principal Underwriter and imposed a $5 million fine. The Principal Underwriter has appealed this decision to the NASD's National Adjudicatory Council.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal

                      The Bond Fund of America -- Page 54

law. On the same day, following the filing of the investment adviser's and
Principal Underwriter's complaint, the Attorney General of the State of
California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los Angeles County Superior Court, the Attorney General's
complaint alleged violations of certain sections of the California Corporations
Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the
Los Angeles Superior Court dismissed the Attorney General's complaint. The
Attorney General subsequently appealed the Superior Court's decision to
California's Court of Appeal for the Second Appellate District. On January 26,
2007, the Court of Appeal issued a ruling allowing the California Attorney
General to proceed with his civil action.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, class action lawsuits have been filed in the U.S. District Court, Central District of
California, relating to these matters. The investment adviser believes that these suits are without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website
(americanfunds.com) under "American Funds regulatory matters."

OTHER INFORMATION -- The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The financial statements including the investment portfolio
and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information on fund numbers is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- DECEMBER 31, 2006

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $13.32
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $13.84

                      The Bond Fund of America -- Page 55

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
Short-Term Bond Fund of America/SM/  . . . . . . . . . . . . .     048      248      348       448
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                      The Bond Fund of America -- Page 56

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
Short-Term Bond Fund of America    1048     1248     1348     1548      1448
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                      The Bond Fund of America -- Page 57

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
Short-Term Bond Fund of America. . .    2148    2248    2348    2448     2548
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                      The Bond Fund of America -- Page 58

                                               FUND NUMBERS
                              -------------------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                          CLASS A   R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

AMERICAN FUNDS TARGET DATE RETIREMENT SERIES
American Funds 2050 Target
Date Retirement Fund  . . .     069     2169    2269    2369    2469     2569
American Funds 2045 Target
Date Retirement Fund  . . .     068     2168    2268    2368    2468     2568
American Funds 2040 Target
Date Retirement Fund  . . .     067     2167    2267    2367    2467     2567
American Funds 2035 Target
Date Retirement Fund  . . .     066     2166    2266    2366    2466     2566
American Funds 2030 Target
Date Retirement Fund  . . .     065     2165    2265    2365    2465     2565
American Funds 2025 Target
Date Retirement Fund  . . .     064     2164    2264    2364    2464     2564
American Funds 2020 Target
Date Retirement Fund  . . .     063     2163    2263    2363    2463     2563
American Funds 2015 Target
Date Retirement Fund  . . .     062     2162    2262    2362    2462     2562
American Funds 2010 Target
Date Retirement Fund  . . .     061     2161    2261    2361    2461     2561

                      The Bond Fund of America -- Page 59

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                      The Bond Fund of America -- Page 60

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                      The Bond Fund of America -- Page 61

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      The Bond Fund of America -- Page 62

[logo - American Funds®]

Bond Fund of AmericaSM
Investment portfolio

December 31, 2006

Bonds & notes — 88.08%	Principal amount (000)	Market value (000)

CORPORATE BONDS & NOTES — 43.51%
FINANCIALS — 19.00%
General Motors Acceptance Corp. 6.15% 2007	$2,750	$2,750
General Motors Acceptance Corp. 6.274% 2007[1]	2,000	2,000
General Motors Acceptance Corp. 5.85% 2009	7,790	7,764
Residential Capital Corp. 6.474% 2009[1]	17,500	17,687
Residential Capital Corp. 7.204% 2009[1,2]	6,000	6,033
Residential Capital Corp. 6.375% 2010	78,250	79,222
General Motors Acceptance Corp. 7.75% 2010	4,355	4,561
Residential Capital Corp. 6.00% 2011	19,500	19,481
General Motors Acceptance Corp. 7.25% 2011	44,790	46,620
General Motors Acceptance Corp. 6.875% 2012	10,000	10,280
General Motors Acceptance Corp. 7.00% 2012	34,000	35,114
Residential Capital Corp. 6.50% 2013	30,000	30,442
General Motors Acceptance Corp. 6.75% 2014	43,750	45,006
General Motors Acceptance Corp. 7.569% 2014[1]	75,000	78,576
Residential Capital Corp. 6.875% 2015	12,780	13,270
International Lease Finance Corp., Series P, 3.125% 2007	2,000	1,986
ASIF Global Financing XVIII 3.85% 2007[2]	5,785	5,709
ASIF Global Financing XXVIII 5.41% 2007[1,2]	2,000	2,001
International Lease Finance Corp. 4.35% 2008	20,500	20,159
AIG SunAmerica Global Financing VII 5.85% 2008[2]	24,250	24,451
International Lease Finance Corp. 3.50% 2009	13,000	12,512
International Lease Finance Corp. 4.75% 2009	22,000	21,744
International Lease Finance Corp. 5.00% 2010	4,565	4,518
International Lease Finance Corp. 5.125% 2010	25,000	24,826
International Lease Finance Corp., Series Q, 5.45% 2011	15,000	15,064
American General Finance Corp., Series J, 5.653% 2011[1]	32,500	32,646
International Lease Finance Corp. 5.00% 2012	13,500	13,242
International Lease Finance Corp., Series R, 5.40% 2012	12,000	12,024
International Lease Finance Corp., Series R, 5.625% 2013	20,000	20,174
American General Finance Corp., Series I 5.85% 2013	27,500	28,065
International Lease Finance Corp. 5.875% 2013	5,000	5,112
American General Finance Corp., Series I, 5.40% 2015	20,000	19,833
American General Finance Corp., Series J, 5.75% 2016	2,500	2,540
American International Group, Inc. 6.25% 2036	8,750	9,329
ILFC E-Capital Trust II 6.25% 2065[1,2]	44,975	45,766
Washington Mutual, Inc. 4.375% 2008	11,735	11,617
Washington Mutual, Inc. 5.55% 2010	4,000	4,031
Washington Mutual, Inc. 5.00% 2012	14,000	13,660
Washington Mutual, Inc. 5.665% 2012[1]	41,000	41,131
Washington Mutual Bank 5.795% 2013[1]	35,000	35,045
Washington Mutual, Inc. 5.95% 2013	5,000	5,089
Washington Mutual, Inc. 5.25% 2017	10,000	9,662
Washington Mutual Preferred Funding I Ltd. 6.534% (undated)[1,2]	89,500	88,787
Washington Mutual Preferred Funding II Ltd. 6.665% (undated)[1,2]	74,800	75,514
Ford Motor Credit Co. 4.875% 2007	€13,950	18,407
Ford Motor Credit Co. 7.20% 2007	$3,000	3,003
Ford Motor Credit Co. 7.875% 2010	43,500	43,894
Ford Motor Credit Co. 9.75% 2010[2]	94,500	100,608
Ford Motor Credit Co. 7.375% 2011	2,150	2,130
Ford Motor Credit Co. 10.61% 2011[1,2]	60,275	64,407
Ford Motor Credit Co. 8.11% 2012[1]	8,000	7,937
J.P. Morgan Chase & Co. 5.35% 2007	3,285	3,284
J.P. Morgan Chase & Co. 4.00% 2008	12,500	12,337
BANK ONE, Texas, NA 6.25% 2008	7,250	7,325
J.P. Morgan Chase & Co. 6.75% 2011	15,000	15,784
J.P. Morgan Chase & Co. 4.875% 2014	18,340	17,822
J.P. Morgan Chase & Co. 4.75% 2015	7,500	7,217
J.P. Morgan Chase & Co. 4.891% 2015	55,000	53,938
Bank One Corp. 4.90% 2015	9,000	8,651
J.P. Morgan Chase & Co. 5.15% 2015	11,000	10,813
Chase Capital II, Global Floating Rate Capital Securities, Series B, 5.871% 2027[1]	20,000	19,222
J.P. Morgan Chase Capital XX, Series T, 6.55% 2036	40,750	42,219
JPMorgan Chase Capital XVIII, Series R, 6.95% 2036	25,150	27,293
Household Finance Corp. 5.75% 2007	10,000	10,003
Household Finance Corp. 7.875% 2007	32,000	32,123
Household Finance Corp. 4.125% 2008	1,000	981
Household Finance Corp. 6.40% 2008	10,000	10,157
Household Finance Corp. 4.125% 2009	25,000	24,322
HSBC Finance Corp. 4.625% 2010	11,500	11,260
Household Finance Corp. 6.375% 2011	7,250	7,589
Household Finance Corp. 6.75% 2011	23,750	25,159
HSBC Finance Corp. 5.71% 2012[1]	20,000	20,196
HSBC Finance Corp. 5.724% 2012[1]	15,000	15,145
HSBC Bank USA 4.625% 2014[2]	6,550	6,253
HSBC Finance Corp. 5.00% 2015	31,730	30,906
HSBC Holdings PLC 6.50% 2036	1,950	2,105
Midland Bank 5.688% Eurodollar note (undated)[1]	15,000	13,013
CIT Group Inc. 3.65% 2007	10,720	10,570
CIT Group Inc. 4.00% 2008	14,000	13,762
CIT Group Inc. 3.375% 2009	5,000	4,803
CIT Group Inc. 6.875% 2009	31,000	32,271
CIT Group Inc. 4.25% 2010	30,000	29,076
CIT Group Inc. 5.656% 2011[1]	30,000	30,063
CIT Group Inc. 7.75% 2012	26,875	29,662
CIT Group Inc. 5.40% 2013	15,000	14,906
Sumitomo Mitsui Banking Corp. 5.625% (undated)[1,2]	58,025	56,818
Sumitomo Mitsui Banking Corp. 6.078% (undated)[1,2]	99,800	99,396
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010[2]	57,950	55,942
Westfield Group 5.40% 2012[2]	50,000	49,866
Westfield Capital Corp. Ltd., WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014[2]	26,600	25,881
Westfield Group 5.70% 2016[2]	7,000	7,039
WT Finance (Australia) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017	£3,470	6,638
HBOS PLC 5.375% (undated)[1,2]	$25,000	24,654
HBOS PLC, Series B, 5.92% (undated) [1,2]	76,400	75,071
Bank of Scotland 7.00% (undated)[1,2]	25,000	25,250
Bayerische Hypo- und Vereinsbank AG 6.00% 2014	€10,370	14,953
UniCredito Italiano SpA 5.584% 2017[1,2]	57,590	57,975
HVB Funding Trust I 8.741% 2031[2]	19,564	24,872
HVB Funding Trust III 9.00% 2031[2]	12,530	16,342
Santander Issuances, SA Unipersonal 5.725% 2016[1,2]	21,500	21,539
Santander Issuances, SA Unipersonal 5.805% 2016[1,2]	62,000	62,593
Abbey National PLC 6.70% (undated)[1]	18,380	18,673
Abbey National PLC 7.50% (undated)[1]	£2,975	6,509
PRICOA Global Funding I, Series 2003-2, 3.90% 2008[2]	$7,500	7,292
PRICOA Global Funding I, Series 2004-4, 4.35% 2008[2]	2,500	2,461
PRICOA Global Funding I 4.20% 2010[2]	17,000	16,445
Prudential Financial, Inc., Series D, 5.10% 2011	2,000	1,985
Prudential Financial, Inc., Series B, 4.75% 2014	4,000	3,817
Prudential Holdings, LLC, Series C, 8.695% 2023[2,3]	57,035	69,907
Prudential Financial, Inc., Series D, 5.70% 2036	3,000	2,930
Simon Property Group, LP 4.875% 2010	12,000	11,862
Simon Property Group, LP 5.375% 2011	12,500	12,514
Simon Property Group, LP 5.60% 2011	32,060	32,351
Simon Property Group, LP 5.00% 2012	16,000	15,736
Simon Property Group, LP 5.75% 2012	4,000	4,046
Simon Property Group, LP 5.75% 2015	3,250	3,303
Simon Property Group, LP 5.25% 2016	1,000	976
Simon Property Group, LP 6.10% 2016	4,750	4,932
Simon Property Group, LP 5.875% 2017	17,250	17,605
USA Education, Inc. 5.625% 2007	16,100	16,111
SLM Corp., Series A, 3.95% 2008	17,500	17,128
SLM Corp., Series A, 4.00% 2010	5,500	5,309
SLM Corp., Series A, 4.50% 2010	38,000	37,018
SLM Corp., Series A, 5.40% 2011	5,000	5,010
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)[1,2]	76,250	77,442
Citigroup Inc. 3.50% 2008	20,000	19,645
Citigroup Inc. 4.25% 2009	15,000	14,688
Citigroup Inc. 4.125% 2010	26,000	25,239
Citigroup Inc. 5.125% 2011	10,000	9,981
Citigroup Inc. 5.625% 2012	5,675	5,764
Bank of America Corp. 3.875% 2008	2,000	1,970
Bank of America Corp. 4.375% 2010	13,000	12,647
Bank of America Corp. 4.50% 2010	9,000	8,806
BankAmerica Corp. 7.125% 2011	1,750	1,885
Bank of America Corp. 4.875% 2012	2,000	1,962
MBNA Corp., Series F, 7.50% 2012	1,800	1,974
Bank of America Corp. 5.25% 2015	5,000	4,935
MBNA Capital A, Series A, 8.278% 2026	7,500	7,818
MBNA Global Capital Funding, Series B, 6.171% 2027[1]	33,000	32,962
Kimco Realty Corp., Series C, 3.95% 2008	9,200	8,991
Kimco Realty Corp., Series C, 4.82% 2011	10,000	9,772
Kimco Realty Corp. 6.00% 2012	18,500	19,064
Kimco Realty Corp., Series C, 4.82% 2014	12,000	11,464
Kimco Realty Corp., Series C, 4.904% 2015	3,000	2,859
Kimco Realty Corp., Series C, 5.783% 2016	19,500	19,784
Standard Chartered Bank 5.50% Eurodollar note (undated)[1]	15,000	12,412
Standard Chartered Bank 5.525% (undated)[1]	5,000	4,162
Standard Chartered PLC 6.409% (undated)[2]	52,400	52,079
Resona Bank, Ltd. 3.75% 2015[1]	€9,740	12,585
Resona Bank, Ltd. 5.85% (undated)[1,2]	$56,660	55,424
Capital One Bank 4.25% 2008	8,000	7,846
Capital One Financial Corp. 5.633% 2009[1]	30,000	30,158
Capital One Financial Corp. 5.70% 2011	12,000	12,190
Capital One Financial Corp. 6.25% 2013	7,000	7,324
Capital One Financial Corp. 6.15% 2016	10,000	10,361
Royal Bank of Scotland Group PLC 8.375% 2007	£6,500	12,750
Royal Bank of Scotland Group PLC 5.00% 2014	$3,000	2,916
Royal Bank of Scotland Group PLC 5.512% noncumulative trust preferred (undated)[1]	35,000	34,648
National Westminster Bank PLC 7.75% (undated)[1]	17,000	17,233
PNC Funding Corp. 4.20% 2008	6,750	6,625
PNC Funding Corp. 5.125% 2010	4,000	3,980
PNC Funding Corp., Series I, 6.517% (undated)[1,2]	49,500	50,409
CNA Financial Corp. 5.85% 2014	8,500	8,548
CNA Financial Corp. 6.50% 2016	24,625	25,734
CNA Financial Corp. 7.25% 2023	24,145	26,243
Lazard Group LLC 7.125% 2015	56,765	58,891
American Express Credit Corp. 3.00% 2008	9,060	8,796
American Express Co. 6.80% 2066[1]	46,500	49,673
Lincoln National Corp. 7.00% 2066[1]	54,895	58,283
XL Capital Finance (Europe) PLC 6.50% 2012	12,455	12,989
XL Capital Ltd. 5.25% 2014	4,925	4,834
XL Capital Ltd. 6.375% 2024	3,000	3,127
Mangrove Bay Pass Through Trust 6.102% 2033[1,2]	27,380	26,794
Twin Reefs Asset Trust (XLFA), Series B, 6.35% (undated)[1,2]	10,200	10,219
EOP Operating LP 6.75% 2008	24,500	24,897
EOP Operating LP 4.65% 2010	17,010	16,906
EOP Operating LP 7.00% 2011	2,500	2,708
EOP Operating LP 6.75% 2012	8,250	8,919
EOP Operating LP 7.50% 2029	1,710	1,933
EOP Operating LP 7.875% 2031	2,000	2,364
Liberty Mutual Group Inc. 6.50% 2035[2]	34,965	34,188
Liberty Mutual Group Inc. 7.50% 2036[2]	20,500	22,499
ACE INA Holdings Inc. 5.875% 2014	26,775	27,330
ACE Capital Trust II 9.70% 2030	12,423	17,078
ACE INA Holdings Inc. 6.70% 2036	9,980	10,771
TuranAlem Finance BV 7.75% 2013[2]	11,000	11,234
TuranAlem Finance BV 8.00% 2014	9,710	9,941
TuranAlem Finance BV 8.00% 2014[2]	5,000	5,119
TuranAlem Finance BV 8.50% 2015[2]	20,560	21,408
TuranAlem Finance BV 8.50% 2015	6,890	7,174
Hospitality Properties Trust 7.00% 2008	1,000	1,016
Hospitality Properties Trust 6.75% 2013	17,845	18,700
Hospitality Properties Trust 5.125% 2015	6,850	6,518
Hospitality Properties Trust 6.30% 2016	24,175	24,783
Mizuho Capital Investment (EUR) 1 Ltd. 5.02% (undated)[1]	€4,650	6,108
Mizuho Capital Investment (USD) 1 Ltd. and Mizuho Capital Investment (EUR) 1 Ltd. 6.686%
noncumulative preferred (undated)[1,2]	$41,262	41,703
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	34,250	33,661
Wachovia Corp. 5.30% 2011	5,000	5,003
Wachovia Corp. 5.625% 2016	7,000	7,074
Developers Diversified Realty Corp. 3.875% 2009	19,500	18,894
Developers Diversified Realty Corp. 5.00% 2010	2,500	2,468
Developers Diversified Realty Corp. 5.375% 2012	3,450	3,421
Developers Diversified Realty Corp. 5.50% 2015	19,500	19,236
Allstate Financial Global Funding LLC 5.25% 2007[2]	26,500	26,498
Allstate Life Global Funding Trust, Series 2004-2, 5.43% 2007[1]	3,000	3,002
Allstate Financial Global Funding LLC 4.25% 2008[2]	7,500	7,383
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009	5,000	4,929
ProLogis 5.25% 2010	10,884	10,831
PLD International Finance LLC 4.375% 2011	€4,150	5,435
ProLogis 5.625% 2015	$25,000	24,920
Monumental Global Funding II, Series 2002-A, 5.20% 2007[2]	17,500	17,497
AEGON NV 4.625% 2008	€7,750	10,298
Transamerica Corp. 9.375% 2008	$7,500	7,775
Monumental Global Funding II, Series 2004-F, 4.375% 2009[2]	2,000	1,958
AEGON NV 6.125% 2031	£1,600	3,577
Kazkommerts International BV 7.00% 2009[2]	$5,500	5,596
Kazkommerts International BV 8.50% 2013	8,500	9,169
Kazkommerts International BV 7.875% 2014[2]	9,200	9,602
Kazkommerts International BV 8.00% 2015[2]	15,500	16,197
ORIX Corp. 5.48% 2011	36,175	36,151
Nationwide Life Insurance Co. 5.35% 2007[2]	4,250	4,250
North Front Pass Through Trust 5.81% 2024[1,2]	19,085	18,819
Nationwide Mutual Insurance Co. 7.875% 2033[2]	8,000	9,518
Nationwide Mutual Insurance Co. 6.60% 2034[2]	2,000	1,964
Skandinaviska Enskilda Banken AB 5.471% (undated)[1,2]	22,000	21,375
Skandinaviska Enskilda Banken AB 7.50% (undated)[1]	12,500	13,126
American Honda Finance Corp. 5.125% 2010[2]	34,350	34,219
Development Bank of Singapore Ltd. 7.875% 2009[2]	20,000	21,261
DBS Bank Ltd. 5.984% 2021[1,2]	12,500	12,702
ING Security Life Institutional Funding 2.70% 2007[2]	4,730	4,713
ReliaStar Financial Corp. 6.50% 2008	6,016	6,132
ING Bank NV 5.50% 2012	€3,750	5,208
ING Groep NV 5.775% (undated)[1]	$15,500	15,364
Principal Life Global Funding I 2.80% 2008[2]	11,625	11,215
Principal Life Global Funding I 4.40% 2010[2]	16,600	16,065
Principal Life Income Fundings Trust, Series 2005-34, 5.20% 2010	2,000	1,997
Berkshire Hathaway Finance Corp. 4.125% 2010	20,000	19,451
Berkshire Hathaway Finance Corp. 4.75% 2012	10,000	9,812
Plum Creek Timberlands, LP 5.875% 2015	29,000	28,546
Brandywine Operating Partnership, LP 5.75% 2012	27,110	27,327
Lloyds Bank, Series 2, 5.563% (undated)[1]	8,000	6,963
Lloyds TSB Group PLC 6.267% (undated)[1,2]	20,000	20,036
Hartford Financial Services Group, Inc. 4.70% 2007	16,250	16,172
Hartford Financial Services Group, Inc. 5.55% 2008	875	879
Hartford Financial Services Group, Inc. 5.25% 2011	5,625	5,618
Hartford Financial Services Group, Inc. 4.625% 2013	4,000	3,823
iStar Financial, Inc. 5.375% 2010	10,675	10,596
iStar Financial, Inc., Series B, 5.125% 2011	1,500	1,470
iStar Financial, Inc. 6.05% 2015	14,285	14,390
Rouse Co. 3.625% 2009	5,200	4,948
Rouse Co. 7.20% 2012	17,700	18,196
Rouse Co. 6.75% 2013[2]	2,465	2,488
UnionBanCal Corp. 5.25% 2013	2,000	1,966
Union Bank of California, NA 5.95% 2016	22,000	22,587
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007[2]	23,125	23,141
ZFS Finance (USA) Trust II 6.45% 2065[1,2]	22,500	22,988
Metropolitan Life Global Funding I, Series 2004-2, 5.431% 2007[1,2]	1,500	1,501
Metropolitan Life Global Funding I 2.60% 2008[2]	20,000	19,150
MetLife, Inc. 5.00% 2015	2,000	1,943
John Hancock Global Funding II, Series 2002-G, 5.00% 2007[2,4]	5,000	4,985
John Hancock Global Funding II, Series 2004-A, 3.50% 2009[2]	18,000	17,368
United Overseas Bank Ltd. 5.375% 2019[1,2]	22,250	22,065
Assurant, Inc. 5.625% 2014	22,000	21,972
Zions Bancorporation 5.50% 2015	21,625	21,312
Canadian Imperial Bank of Commerce 5.625% Eurodollar note 2085[1]	25,000	20,875
Assured Guaranty US Holdings Inc., Series A, 6.40% 2066[1]	19,700	19,752
Countrywide Home Loans, Inc., Series M, 4.125% 2009[3]	20,000	19,436
United Dominion Realty Trust, Inc., Series E, 4.50% 2008	17,000	16,701
Financial Security Assurance Holdings Ltd. 6.40% 2066[1,2]	16,000	16,127
Wells Fargo & Co. 3.50% 2008	3,310	3,242
Wells Fargo & Co. 4.125% 2008	8,000	7,898
Wells Fargo Capital X 5.95% 2086[1]	5,000	4,917
Credit Suisse First Boston (USA), Inc. 6.50% 2012	15,000	15,781
Protective Life Insurance Co., Series 2005-C, 4.85% 2010	15,000	14,839
Downey Financial Corp. 6.50% 2014	14,380	14,434
BOI Capital Funding (No. 2) LP 5.571% (undated)[1,2]	14,420	14,107
ERP Operating LP 4.75% 2009	2,225	2,190
ERP Operating LP 6.625% 2012	5,000	5,278
ERP Operating LP 5.375% 2016	6,000	5,948
Advanta Capital Trust I, Series B, 8.99% 2026	12,500	12,813
E*TRADE Financial Corp. 8.00% 2011	1,025	1,076
E*TRADE Financial Corp. 7.375% 2013	925	967
E*TRADE Financial Corp. 7.875% 2015	9,720	10,376
Genworth Financial, Inc. 4.75% 2009	10,345	10,249
Genworth Financial, Inc. 6.15% 2066[1]	1,670	1,671
Independence Community Bank Corp. 4.90% 2010	12,000	11,729
MassMutual Global Funding II, Series 2002-1, 3.50% 2010[2]	12,000	11,430
AB Spintab 6.00% 2009	SKr73,000	11,139
Banco Santander-Chile 5.375% 2014[2]	$11,200	11,048
Comerica, Inc., Imperial Capital Trust I, Imperial Bancorp, Series B, 9.98% 2026	10,200	10,901
United Energy Distribution Pty Ltd., AMBAC insured, 4.70% 2011[2]	10,000	9,761
Post Apartment Homes, LP 7.70% 2010	1,400	1,503
Post Apartment Homes, LP 5.125% 2011	7,720	7,535
Shinsei Bank, Ltd. 3.75% 2016[1]	€6,865	8,801
Banco Mercantil del Norte 6.135% 2016[2]	$8,600	8,646
Bank of Nova Scotia 5.125% 2085[1]	10,000	8,489
Host Marriott, LP, Series M, 7.00% 2012	7,130	7,273
Host Hotels & Resorts LP 6.875% 2014[2]	1,000	1,018
Realogy Corp. 6.50% 2016[2]	7,750	7,949
Chohung Bank 4.50% 2014[1,2]	8,000	7,763
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)[1,2]	6,500	6,722
Goldman Sachs Group, Inc., Series B, 5.455% 2009[1]	2,500	2,503
Goldman Sachs Group, Inc. 5.75% 2016	4,000	4,070
Allied Irish Banks Ltd. 5.626% (undated)[1]	7,000	6,376
Weingarten Realty Investors, Series A, 4.857% 2014	6,080	5,838
National Australia Bank Ltd. 5.486% (undated)[1,2]	5,925	5,737
Lehman Brothers Holdings Inc., Series I, 5.475% 2009[1]	5,000	5,004
Irvine Apartment Communities, LP 7.00% 2007	5,000	4,995
Industrial Bank of Korea 4.00% 2014[1,2]	5,000	4,846
St. Paul Travelers Companies, Inc. 6.25% 2016	2,000	2,104
St. Paul Travelers Companies, Inc. 6.75% 2036	2,000	2,218
Bergen Bank 5.563% (undated)[1]	5,000	4,250
Barclays Bank PLC 4.75% (undated)[1]	€3,500	4,114
National Bank of Canada 5.625% 2087[1]	$5,000	4,088
Christiana Bank Og Kreditkasse 5.625% (undated)[1]	4,000	3,575
Federal Realty Investment Trust 4.50% 2011	3,500	3,369
Principal Financial Group, Inc. 6.05% 2036	3,000	3,082
Merrill Lynch & Co., Inc., Series C, 5.449% 2009[1]	3,000	3,002
FelCor Lodging LP 8.50% 2011[1]	2,270	2,429
Den Danske Bank A/S 7.40% 2010[1,2]	1,950	1,968
UnumProvident Finance Co. PLC 6.85% 2015[2]	1,425	1,484
AXA SA 6.379% (undated)[1,2]	1,400	1,387
		5,321,609

CONSUMER DISCRETIONARY — 5.61%
DaimlerChrysler North America Holding Corp. 4.05% 2008	4,750	4,650
DaimlerChrysler North America Holding Corp. 4.75% 2008	4,800	4,757
DaimlerChrysler North America Holding Corp. 5.79% 2009[1]	30,000	30,047
DaimlerChrysler North America Holding Corp. 7.20% 2009	5,000	5,190
DaimlerChrysler North America Holding Corp. 4.875% 2010	20,000	19,511
DaimlerChrysler North America Holding Corp. 8.00% 2010	56,500	60,578
DaimlerChrysler North America Holding Corp. 7.75% 2011	26,350	28,229
DaimlerChrysler North America Holding Corp. 6.50% 2013	11,610	11,936
Comcast Cable Communications, Inc. 6.20% 2008	7,150	7,266
Lenfest Communications, Inc. 7.625% 2008	6,750	6,909
Comcast Corp. 5.674% 2009[1]	2,000	2,006
Comcast Cable Communications, Inc. 6.875% 2009	3,000	3,105
Tele-Communications, Inc. 9.80% 2012	17,500	20,657
Comcast Cable Communications, Inc. 7.125% 2013	1,650	1,781
Tele-Communications, Inc. 7.875% 2013	7,500	8,350
Comcast Corp. 5.85% 2015	29,025	29,116
Comcast Corp. 6.50% 2015	23,000	24,002
Comcast Corp. 5.90% 2016	6,570	6,600
Comcast Corp. 6.50% 2017	25,000	26,136
Comcast Corp. 5.65% 2035	6,670	6,075
Time Warner Inc. 8.18% 2007	2,225	2,262
Time Warner Inc. 5.606% 2009[1]	30,000	30,043
Time Warner Inc. 5.50% 2011	1,000	998
AOL Time Warner Inc. 6.875% 2012	27,250	28,828
Time Warner Inc. 5.875% 2016	16,500	16,489
AOL Time Warner Inc. 7.625% 2031	18,575	20,812
Time Warner Inc. 6.50% 2036	750	749
Viacom Inc. 5.75% 2011	2,500	2,504
Viacom Inc. 6.25% 2016	34,110	33,933
Viacom Inc. 6.875% 2036	32,600	32,332
General Motors Nova Scotia Finance Co. 6.85% 2008	300	299
General Motors Corp. 7.20% 2011	22,700	22,076
General Motors Corp. 7.125% 2013	18,475	17,459
General Motors Corp. 7.25% 2013	€700	915
General Motors Corp. 7.70% 2016	$8,375	7,914
General Motors Corp. 8.80% 2021	15,700	14,915
General Motors Corp. 9.40% 2021	1,875	1,809
General Motors Corp. 8.375% 2033	1,200	1,116
Harrah’s Operating Co., Inc. 5.50% 2010	17,320	16,989
Harrah’s Operating Co., Inc. 5.625% 2015	29,650	25,470
Harrah’s Operating Co., Inc. 6.50% 2016	20,000	17,937
D.R. Horton, Inc. 9.75% 2010	1,150	1,270
D.R. Horton, Inc. 7.875% 2011	800	860
D.R. Horton, Inc. 6.875% 2013	5,385	5,569
D.R. Horton, Inc. 5.25% 2015	20,000	18,698
D.R. Horton, Inc. 6.50% 2016	27,060	27,272
May Department Stores Co. 5.75% 2014	650	637
Federated Retail Holdings, Inc. 5.90% 2016	31,480	31,489
Federated Department Stores, Inc. 7.45% 2017	17,370	18,827
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 2012[2]	10,150	10,594
Charter Communications Operating, LLC, Term Loan Facilities B, 8.005% 2013[1,3]	4,400	4,433
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013	13,150	13,725
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.375% 2014[2]	3,200	3,356
CCH I, LLC and CCH I Capital Corp. 11.00% 2015	13,250	13,664
News America Holdings Inc. 8.00% 2016	1,000	1,151
News America Holdings Inc. 8.25% 2018	9,540	11,204
News America Inc. 6.40% 2035	26,000	25,914
Chancellor Media Corp. of Los Angeles 8.00% 2008	12,500	13,001
Clear Channel Communications, Inc. 5.75% 2013	10,000	8,904
Clear Channel Communications, Inc. 5.50% 2014	2,200	1,859
Clear Channel Communications, Inc. 6.875% 2018	13,000	11,315
Toll Brothers, Inc. 4.95% 2014	19,250	17,641
Toll Brothers, Inc. 5.15% 2015	14,000	12,849
Cox Communications, Inc. 5.91% 2007[1]	5,000	5,022
Cox Communications, Inc. 7.875% 2009	1,000	1,059
Cox Communications, Inc. 7.75% 2010	10,000	10,764
Cox Communications, Inc. 5.45% 2014	12,750	12,441
Carnival Corp. 3.75% 2007	8,500	8,387
Carnival Corp. 6.15% 2008	18,623	18,717
Ryland Group, Inc. 5.375% 2008	2,000	1,987
Ryland Group, Inc. 5.375% 2012	22,500	21,502
Johnson Controls, Inc. 5.25% 2011	7,550	7,497
Johnson Controls, Inc. 5.50% 2016	15,000	14,733
American Media Operations, Inc., Series B, 10.25% 2009	15,865	15,409
American Media Operations, Inc. 8.875% 2011	7,060	6,478
Cinemark USA, Inc., Term Loan B, 7.32% 2013[1,3]	3,417	3,442
Cinemark USA, Inc. 9.00% 2013	8,675	9,239
Cinemark, Inc. 0%/9.75% 2014[5]	8,750	7,558
Target Corp. 3.375% 2008	8,330	8,156
Target Corp. 5.375% 2009	12,000	12,075
J.C. Penney Co., Inc. 8.00% 2010	7,590	8,087
J.C. Penney Co., Inc. 9.00% 2012	995	1,139
J.C. Penney Co., Inc. 6.875% 2015	5,500	5,753
J.C. Penney Co., Inc. 7.65% 2016	2,315	2,549
J.C. Penney Co., Inc. 7.625% 2097	500	512
Mohegan Tribal Gaming Authority 6.375% 2009	14,410	14,482
Mohegan Tribal Gaming Authority 7.125% 2014	2,000	2,038
Delphi Automotive Systems Corp. 6.55% 2006[6]	500	559
Delphi Automotive Systems Corp. 6.50% 2009[6]	6,000	6,750
Delphi Corp. 6.50% 2013[6]	7,020	7,652
Delphi Automotive Systems Corp. 7.125% 2029[6]	1,350	1,499
Michaels Stores, Inc., Term Loan B, 8.375% 2013[1,3]	3,378	3,412
Michaels Stores, Inc. 10.00% 2014[2]	11,975	12,514
K. Hovnanian Enterprises, Inc. 8.875% 2012	7,060	7,201
K. Hovnanian Enterprises, Inc. 7.75% 2013	1,425	1,429
K. Hovnanian Enterprises, Inc. 6.375% 2014	1,475	1,423
K. Hovnanian Enterprises, Inc. 6.25% 2015	500	478
K. Hovnanian Enterprises, Inc. 7.50% 2016	3,735	3,772
K. Hovnanian Enterprises, Inc. 8.625% 2017	1,000	1,070
MGM MIRAGE 6.00% 2009	1,975	1,980
MGM MIRAGE 8.50% 2010	6,850	7,364
MGM MIRAGE 6.75% 2012	1,050	1,040
MGM MIRAGE 6.75% 2013	2,500	2,456
MGM MIRAGE 5.875% 2014	500	465
MGM MIRAGE 6.625% 2015	2,025	1,939
Visteon Corp. 8.25% 2010	15,440	15,131
MDC Holdings, Inc. 5.50% 2013	6,555	6,276
MDC Holdings, Inc. 5.375% 2014	9,475	8,830
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014	14,415	14,397
CanWest Media Inc., Series B, 8.00% 2012	13,676	14,343
Royal Caribbean Cruises Ltd. 7.00% 2007	1,400	1,420
Royal Caribbean Cruises Ltd. 8.75% 2011	2,325	2,553
Royal Caribbean Cruises Ltd. 7.25% 2016	10,000	10,228
NTL Cable PLC 8.75% 2014	8,650	9,093
NTL Cable PLC 8.75% 2014	€1,000	1,420
NTL Cable PLC 9.125% 2016	$2,925	3,104
Seminole Tribe of Florida 5.798% 2013[2,3]	13,220	13,036
Centex Corp. 5.80% 2009	2,500	2,519
Centex Corp. 6.50% 2016	10,000	10,248
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	12,025	12,686
Grupo Posadas, SA de CV 8.75% 2011[2]	10,585	11,141
Grupo Posadas, SA de CV 8.75% 2011	1,050	1,105
Young Broadcasting Inc. 10.00% 2011	12,317	11,763
AMC Entertainment Inc., Series B, 8.625% 2012	3,000	3,154
AMC Entertainment Inc. 8.00% 2014	8,125	8,105
Bon-Ton Department Stores, Inc. 10.25% 2014	10,800	11,097
Burlington Coat Factory Warehouse Corp. 11.125% 2014[2]	10,400	10,192
Technical Olympic USA, Inc. 9.00% 2010	3,240	3,208
Technical Olympic USA, Inc. 9.00% 2010	950	940
Technical Olympic USA, Inc. 7.50% 2011	3,750	3,112
Technical Olympic USA, Inc. 10.375% 2012	3,235	2,928
Pulte Homes, Inc. 4.875% 2009	10,300	10,148
Linens ‘n Things, Inc. 10.999% 2014[1]	9,750	9,506
Toys “R” Us, Inc. 7.625% 2011	3,420	3,163
Toys “R” Us-Delaware, Inc., Term Loan B, 9.625% 2012[1,3]	6,000	6,195
Lowe’s Companies, Inc. 8.25% 2010	8,450	9,241
Century Communications Corp. 0% 2003[6]	5,000	5,337
Adelphia Communications Corp. 10.25% 2006[6]	3,500	3,194
Iesy Repository GmbH 10.375% 2015[2]	8,550	8,347
Standard Pacific Corp. 5.125% 2009	1,000	972
Standard Pacific Corp. 7.75% 2013	6,890	6,873
Standard Pacific Corp. 7.00% 2015	500	484
William Lyon Homes, Inc. 7.625% 2012	5,750	4,931
William Lyon Homes, Inc. 10.75% 2013	2,000	1,915
William Lyon Homes, Inc. 7.50% 2014	1,500	1,256
Kabel Deutschland GmbH 10.625% 2014	7,150	7,963
Neiman Marcus Group, Inc. 9.00% 2015[7]	7,120	7,805
CSC Holdings, Inc., Series B, 8.125% 2009	3,000	3,124
Cablevision Systems Corp., Series B, 8.00% 2012	3,635	3,590
Tenneco Automotive Inc., Series B, 10.25% 2013	750	825
Tenneco Automotive Inc. 8.625% 2014	5,510	5,648
Radio One, Inc., Series B, 8.875% 2011	4,000	4,150
Radio One, Inc. 6.375% 2013	2,450	2,303
Telenet Group Holding NV 0%/11.50% 2014[2,5]	7,100	6,434
Regal Cinemas Corp., Series B, 9.375% 2012[8]	6,125	6,423
Thomson Corp. 5.50% 2035	7,000	6,390
Education Management LLC and Education Management Finance Corp. 10.25% 2016[2]	5,825	6,189
Quebecor Media Inc. 7.75% 2016	5,900	6,055
Walt Disney Co., Series B, 5.375% 2007	3,500	3,503
Walt Disney Co. 5.625% 2016	2,500	2,522
RBS-Zero Editora Jornalística SA 11.00% 2010[2]	5,492	5,945
Dollarama Group LP and Dollarama Corp. 8.875% 2012	5,550	5,772
Idearc Inc. 8.00% 2016[2]	5,625	5,738
Ford Capital BV 9.50% 2010	5,543	5,543
Beazer Homes USA, Inc. 8.625% 2011	2,000	2,070
Beazer Homes USA, Inc. 8.125% 2016	3,000	3,195
Morris Publishing Group, LLC and Morris Publishing Finance Co., Series B, 7.00% 2013	5,140	4,896
Fisher Communications, Inc. 8.625% 2014	4,550	4,846
Liberty Media Corp. 7.875% 2009	2,500	2,620
Liberty Media Corp. 8.25% 2030	2,000	1,970
Goodyear Tire & Rubber Co. 9.14% 2009[1,2]	3,175	3,203
Goodyear Tire & Rubber Co. 8.625% 2011[2]	1,175	1,219
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	4,300	4,370
Meritage Homes Corp. 6.25% 2015	3,975	3,796
Seneca Gaming Corp. 7.25% 2012	2,500	2,556
Seneca Gaming Corp. 7.25% 2012	1,000	1,023
Vidéotron Ltée 6.875% 2014	2,525	2,553
Vidéotron Ltée 6.375% 2015	1,000	983
WDAC Intermediate Corp. 8.375% 2014[2]	2,600	2,688
WDAC Intermediate Corp. 8.50% 2014	€500	699
Kingfisher PLC 5.625% 2014	£1,740	3,302
Warner Music Group 7.375% 2014	$3,300	3,284
Hyatt Equities, LLC 6.875% 2007[2]	3,250	3,264
Sealy Mattress Co. 8.25% 2014	3,025	3,176
WCI Communities, Inc. 9.125% 2012	3,115	2,983
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014[2]	2,875	2,943
Gaylord Entertainment Co. 8.00% 2013	2,300	2,398
Gaylord Entertainment Co. 6.75% 2014	500	499
Hanesbrands Inc. 8.734% 2014[1,2]	2,720	2,781
Boyd Gaming Corp. 7.75% 2012	1,800	1,870
Boyd Gaming Corp. 6.75% 2014	750	752
Aztar Corp. 7.875% 2014	2,250	2,455
R.H. Donnelley Corp., Series A-1, 6.875% 2013	1,000	964
Dex Media, Inc., Series B, 8.00% 2013	525	543
R.H. Donnelley Corp., Series A-3, 8.875% 2016	850	897
LBI Media, Inc. 10.125% 2012	2,250	2,399
Gamestop Corp. 8.00% 2012	2,000	2,100
KB Home 6.25% 2015	2,000	1,878
Kohl’s Corp. 7.375% 2011	1,475	1,580
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013	1,493	1,560
Riddell Bell Holdings Inc. 8.375% 2012	1,430	1,405
XM Satellite Radio Inc. and XM Satellite Radio Holdings Inc. 9.75% 2014	1,175	1,181
TRW Automotive Acquisition Corp. 9.375% 2013	1,075	1,158
Entercom Radio, LLC 7.625% 2014	1,000	1,005
Dillard’s, Inc. 7.13% 2018	1,000	998
Warnaco, Inc. 8.875% 2013	925	987
Carmike Cinemas, Inc., Term Loan B, 8.60% 2012[1,3]	572	581
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007	250	251
		1,570,405

INDUSTRIALS — 4.74%
Continental Airlines, Inc., Series 2001-1, Class A-2, 6.503% 2011[3]	14,050	14,480
Continental Airlines, Inc., Series 1999-2, Class A-2, 7.056% 2011[3]	10,000	10,282
Continental Airlines, Inc. 8.75% 2011	2,800	2,835
Continental Airlines, Inc., Series 2000-2, Class A-2, 7.487% 2012[3]	12,500	13,220
Continental Airlines, Inc., Series 2006-1, Class G, FGIC insured, 5.72% 2015[1,3]	6,500	6,468
Continental Airlines, Inc., Series 1997-1, Class A, 7.461% 2016[3]	10,194	10,609
Continental Airlines, Inc., Series 1996-2, Class D, 11.50% 2016[3]	1,668	1,690
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017[3]	189	192
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 2018[3]	3,249	3,218
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 2018[3]	2,465	2,444
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019[3]	26,976	28,004
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019[3]	42,445	43,822
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 2019[3]	3,629	3,766
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 2020[3]	29,950	31,020
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 2020[3]	15,233	15,167
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 2020[3]	16,115	16,448
Continental Airlines, Inc., Series 1999-2, Class A-1, 7.256% 2021[3]	330	347
Continental Airlines, Inc., Series 1999-2, Class B, 7.566% 2021[3]	5,478	5,537
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2022[3]	16,607	17,115
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 2022[3]	12,397	13,458
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 2022[3]	10,066	11,205
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022[3]	1,563	1,626
General Electric Capital Corp., Series A, 5.00% 2007[4]	21,500	21,473
General Electric Capital Corp., Series A, 5.375% 2007[4]	13,250	13,252
General Electric Capital Corp., Series A, 3.50% 2008	20,000	19,563
General Electric Capital Corp., Series A, 6.00% 2012	15,000	15,546
General Electric Co. 5.00% 2013	12,750	12,625
General Electric Capital Corp., Series A, 5.00% 2016	5,000	4,895
General Electric Capital Corp., Series A, 5.645% 2018[1]	18,000	18,030
General Electric Capital Corp., Series A, 5.748% 2026[1]	25,000	25,058
Delta Air Lines, Inc. 8.00% 2007[2,6]	4,000	2,670
Delta Air Lines, Inc., Series 2002-1, Class C, 7.779% 2013[3]	3,603	3,583
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 2014[3]	53,658	54,362
Delta Air Lines, Inc., Series 1992-A2, 9.20% 2014[3,6]	7,498	7,652
Delta Air Lines, Inc. 10.375% 2022[6]	2,577	1,720
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 2024[3]	47,690	48,435
American Airlines, Inc., Series 1999-1, Class A-1, 6.855% 2010[3]	7,334	7,376
AMR Corp., Series B, 10.45% 2011	150	151
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 2012[3]	3,750	3,812
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012[3]	21,911	22,418
American Airlines, Inc., Series 2001-2, Class B, 8.608% 2012	18,165	19,312
AMR Corp. 9.00% 2012	5,800	6,141
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 2013[3]	39,130	42,774
American Airlines, Inc., Series 1991-C2, 9.73% 2014[3]	6,410	6,061
American Airlines, Inc., Series 2001-1, Class B, 7.377% 2019[3]	10,486	10,256
Northwest Airlines, Inc. 9.875% 2007[6]	6,000	5,820
Northwest Airlines, Inc. 10.00% 2009[6]	4,000	3,800
Northwest Airlines, Inc., Series 2001-1, Class A-2, 6.841% 2012[3]	9,955	9,949
Northwest Airlines, Inc., Term Loan B, 8.866% 2013[1,3]	3,920	3,949
Northwest Airlines, Inc., Term Loan A, 7.116% 2018[1,3]	75,150	75,150
Northwest Airlines, Inc., Series 2001-1, Class A-1, 7.041% 2023[3]	1,757	1,772
BAE Systems Holding Inc. 4.75% 2010[2]	10,350	10,080
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011[2,3]	40,513	41,904
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013[2,3]	41,961	43,961
Hutchison Whampoa International Ltd. 7.00% 2011[2]	24,300	25,776
Hutchison Whampoa International Ltd. 6.50% 2013[2]	59,200	62,050
United Air Lines, Inc., Series 2001-1, Class A-2, 6.201% 2010[3]	12,271	12,355
United Air Lines, Inc., Series 2000-2, Class B, 7.811% 2011[3,6]	7,335	8,160
UAL Corp., Term Loan B, 9.123% 2012[1,3]	7,538	7,594
UAL Corp., Term Loan B, 9.123% 2012[1,3]	1,078	1,086
United Air Lines, Inc., Series 2001-1, Class A-1, 6.071% 2014[3]	2,073	2,085
United Air Lines, Inc., Series 2001-1, Class A-3, 6.602% 2015[3]	6,710	6,806
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 1996-B, 6.96% 2009[3]	1,314	1,334
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-2, 5.14% 2021[3]	12,280	12,163
Burlington Northern and Santa Fe Railway Co. Pass Through Trust, Series 2002-1, 5.943% 2022[3]	6,264	6,454
BNSF Funding Trust I 6.613% 2055[1]	13,600	13,559
John Deere Capital Corp., Series D, 4.375% 2008	15,000	14,829
John Deere Capital Corp. 5.40% 2011	17,750	17,806
Union Pacific Railroad Co. Pass Through Trust, Series 2001-1, 6.63% 2022[3]	7,586	8,188
Union Pacific Railroad Co. Pass Through Trust, Series 2002-1, 6.061% 2023[3]	11,029	11,489
Union Pacific Railroad Co. Pass Through Trust, Series 2003-1, 4.698% 2024[3]	2,913	2,779
NTK Holdings Inc. 0%/10.75% 2014[5]	15,118	10,658
THL Buildco, Inc. 8.50% 2014	10,650	10,490
Qantas Airways Ltd. 6.05% 2016[2]	23,660	21,094
Bombardier Inc. 6.30% 2014[2]	19,800	18,711
Allied Waste North America, Inc. 8.50% 2008	7,500	7,922
Allied Waste North America, Inc., Series B, 6.50% 2010	500	504
Allied Waste North America, Inc., Series B, 5.75% 2011	2,500	2,431
Allied Waste North America, Inc., Series B, 6.125% 2014	3,000	2,865
Allied Waste North America, Inc., Series B, 7.375% 2014	3,750	3,750
Nielsen Finance LLC, Term Loan B, 8.125% 2013[1,3]	2,000	2,025
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014[2]	7,100	7,730
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 2016[2,5]	6,100	4,232
Caterpillar Financial Services Corp. 2.70% 2008	845	814
Caterpillar Inc. 4.50% 2009	9,690	9,535
Caterpillar Financial Services Corp. 4.30% 2010	2,400	2,333
Caterpillar Financial Services Corp., Series F, 5.125% 2011	500	497
Caterpillar Inc. 6.05% 2036	300	310
Tyco International Group SA 6.125% 2008	5,000	5,064
Tyco International Group SA 6.125% 2009	500	508
Tyco International Group SA 7.00% 2028	620	714
Tyco International Group SA 6.875% 2029	6,190	7,058
Embraer Overseas Ltd. 6.375% 2017[2]	10,825	10,852
Raytheon Co. 6.55% 2010	6,000	6,221
Raytheon Co. 8.30% 2010	3,000	3,259
Standard Aero Holdings, Inc. 8.25% 2014	9,050	9,186
USG Corp. 6.30% 2016[2]	9,000	8,937
Goodman Global Holdings, Inc., Series B, 7.875% 2012	8,795	8,685
Northrop Grumman Systems Corp. 7.125% 2011	8,000	8,541
DRS Technologies, Inc. 6.875% 2013	5,035	5,098
DRS Technologies, Inc. 6.625% 2016	475	481
DRS Technologies, Inc. 7.625% 2018	2,725	2,820
Ashtead Group PLC 8.625% 2015[2]	3,875	4,049
Ashtead Capital, Inc. 9.00% 2016[2]	4,000	4,300
DynCorp International and DIV Capital Corp., Series A, 9.50% 2013	7,530	8,019
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012	7,071	7,460
TFM, SA de CV 9.375% 2012	4,450	4,773
TFM, SA de CV 12.50% 2012	2,145	2,327
AIR 2 US, Series A, 8.027% 2020[2,3]	6,409	6,477
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023[2,3]	6,446	6,392
Lockheed Martin Corp. 6.15% 2036	6,000	6,326
Accuride Corp. 8.50% 2015	6,525	6,313
United Rentals (North America), Inc., Series B, 6.50% 2012	6,250	6,203
Waste Management, Inc. 6.50% 2008	5,220	5,320
Waste Management, Inc. 5.00% 2014	765	736
K&F Industries, Inc. 7.75% 2014	5,375	5,563
General Dynamics Corp. 4.50% 2010	5,000	4,898
RBS Global, Inc. and Rexnord Corp. 9.50% 2014[2]	1,775	1,855
RBS Global, Inc. and Rexnord Corp. 11.75% 2016[2]	1,750	1,838
Argo-Tech Corp. 9.25% 2011	3,395	3,684
Quebecor World Inc. 8.75% 2016[2]	3,755	3,614
Williams Scotsman, Inc. 8.50% 2015	2,900	3,041
RSC Equipment Rental, Second Lien Term Loan B, 8.87% 2013[1,3]	2,875	2,904
CCMG Acquisition Corp. 10.50% 2016[2]	2,250	2,486
FTI Consulting, Inc. 7.625% 2013	2,300	2,386
TransDigm Inc. 7.75% 2014	2,300	2,381
ACIH, Inc. 0%/11.50% 2012[2,5]	3,390	2,356
Mobile Storage Group, Inc. 9.75% 2014[2]	1,725	1,811
UCAR Finance Inc. 10.25% 2012	1,385	1,466
Esco Corp. 8.625% 2013[2]	1,100	1,136
Kansas City Southern Railway Co. 7.50% 2009	1,000	1,014
AGCO Corp. 6.875% 2014	€700	963
H&E Equipment Services, Inc. 8.375% 2016	$900	947
Terex Corp. 9.25% 2011	375	393
		1,327,772

TELECOMMUNICATION SERVICES — 4.51%
US Unwired Inc., Series B, 10.00% 2012	4,400	4,862
Nextel Communications, Inc., Series E, 6.875% 2013	109,480	110,723
Nextel Communications, Inc., Series D, 7.375% 2015	98,705	101,312
Sprint Capital Corp. 6.875% 2028	10,000	10,038
SBC Communications Inc. 4.125% 2009	19,465	18,917
SBC Communications Inc. 6.25% 2011	1,150	1,188
AT&T Corp. 7.30% 2011[1]	4,734	5,131
SBC Communications Inc. 5.875% 2012	38,460	39,278
SBC Communications Inc. 5.875% 2012	13,000	13,259
SBC Communications Inc. 5.10% 2014	22,745	22,119
SBC Communications Inc. 5.625% 2016	18,000	17,950
SBC Communications Inc. 6.45% 2034	11,175	11,377
AT&T Inc. 6.80% 2036	3,710	3,956
AT&T Wireless Services, Inc. 7.875% 2011	28,855	31,502
AT&T Wireless Services, Inc. 8.125% 2012	87,630	98,715
BellSouth Corp. 4.20% 2009	3,250	3,161
BellSouth Corp. 4.75% 2012	50,000	48,312
BellSouth Capital Funding Corp. 7.875% 2030	10,490	12,216
BellSouth Corp. 6.55% 2034	35,260	36,262
France Télécom 6.75% 2008[1]	€3,500	4,757
France Télécom 7.75% 2011[1]	$85,050	92,725
Sogerim SA 7.25% 2011	€2,650	3,847
Telecom Italia SpA 6.25% 2012	8,990	12,564
Telecom Italia Capital SA, Series B, 5.25% 2013	$16,050	15,325
Telecom Italia Capital SA 5.25% 2015	37,000	34,621
Telecom Italia Capital SA 7.20% 2036	17,000	17,816
Telefónica Emisiones, SAU 6.421% 2016	20,000	20,669
Telefónica Emisiones, SAU 7.045% 2036	29,000	30,902
Verizon Global Funding Corp. 6.125% 2007	3,625	3,635
Verizon Global Funding Corp. 7.375% 2012	7,360	8,056
Verizon Global Funding Corp. 4.90% 2015	14,251	13,615
Verizon Global Funding Corp. 7.75% 2030	11,576	13,618
Vodafone Group PLC 7.75% 2010	35,285	37,629
Deutsche Telekom International Finance BV 6.625% 2011	€1,200	1,726
Deutsche Telekom International Finance BV 8.125% 2012[1]	4,420	6,809
Deutsche Telekom International Finance BV 8.25% 2030[1]	$20,000	24,658
Windstream Corp. 8.125% 2013[2]	18,875	20,527
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	6,090	6,585
Windstream Corp. 8.625% 2016[2]	3,300	3,630
Triton PCS, Inc. 8.75% 2011[8]	3,975	3,717
Triton PCS, Inc. 9.375% 2011[8]	10,000	9,450
Triton PCS, Inc. 8.50% 2013	17,825	17,157
Dobson Cellular Systems, Inc. 8.375% 2011[2]	3,600	3,812
Dobson Cellular Systems, Inc. 8.375% 2011	900	953
Dobson Communications Corp. 9.624% 2012[1]	1,650	1,691
Dobson Cellular Systems, Inc. 9.875% 2012	13,300	14,563
Dobson Communications Corp. 8.875% 2013	8,975	9,188
Intelsat (Bermuda), Ltd. 10.484% 2012[1]	4,950	5,018
Intelsat (Bermuda), Ltd. 8.25% 2013	6,725	6,859
Intelsat (Bermuda), Ltd. 8.625% 2015	4,000	4,180
Intelsat PanAmSat Opco 9.00% 2016[2]	3,550	3,776
Intelsat (Bermuda), Ltd. 9.25% 2016[2]	6,500	7,020
Intelsat (Bermuda), Ltd. 11.25% 2016[2]	2,400	2,646
Singapore Telecommunications Ltd. 6.375% 2011[2]	16,250	17,049
Singapore Telecommunications Ltd. 6.375% 2011	3,475	3,646
Embarq Corp. 6.738% 2013	20,000	20,497
PCCW-HKT Capital Ltd. 8.00% 2011[1,2]	15,000	16,529
PCCW-HKT Capital No. 3 Ltd. 5.25% 2015[2]	3,600	3,408
U S WEST Capital Funding, Inc. 6.375% 2008	500	504
Qwest Capital Funding, Inc. 7.90% 2010	950	994
Qwest Communications International Inc. 7.25% 2011	6,000	6,165
Qwest Capital Funding, Inc. 7.25% 2011	4,150	4,259
Qwest Communications International Inc., Series B, 7.50% 2014	3,750	3,881
Qwest Capital Funding, Inc. 7.625% 2021	500	495
U S WEST Capital Funding, Inc. 6.875% 2028	3,250	2,986
American Tower Corp. 7.125% 2012	17,525	18,095
Centennial Cellular Corp. 10.75% 2008	327	329
Centennial Communications Corp. 11.122% 2013[1]	7,500	7,969
Centennial Communications Corp., Centennial Cellular Operating Co. LLC and Centennial Puerto Rico
Operations Corp. 8.125% 2014[1]	9,300	9,591
British Telecommunications PLC 7.125% 2011[1]	€5,500	8,063
British Telecommunications PLC 8.625% 2020	£ 900	2,147
British Telecommunications PLC 5.75% 2028	1,800	3,384
British Telecommunications PLC 8.875% 2030	$1,600	2,195
Hawaiian Telcom Communications, Inc. 9.75% 2013	6,790	6,841
Hawaiian Telcom Communications, Inc. 10.889% 2013[1]	3,605	3,623
Hawaiian Telcom Communications, Inc., Series B, 12.50% 2015	3,050	3,210
Cricket Communications, Inc. 9.375% 2014[2]	10,375	10,997
Rogers Wireless Inc. 7.25% 2012	1,275	1,358
Rogers Wireless Inc. 7.50% 2015	6,925	7,548
Rogers Cantel Inc. 9.75% 2016	1,250	1,575
Cincinnati Bell Inc. 7.25% 2013	6,800	7,072
Rural Cellular Corp. 9.75% 2010	1,750	1,807
Rural Cellular Corp. 8.25% 2012	750	785
Rural Cellular Corp. 11.121% 2012[1]	3,260	3,415
SK Telecom Co., Ltd. 4.25% 2011[2]	6,000	5,776
Telekom Austria AG 3.375% 2010	€4,200	5,395
NTELOS Inc., Term Loan B, 7.60% 2011[1,3]	$4,962	4,992
Millicom International Cellular SA 10.00% 2013	3,930	4,303
Koninklijke KPN NV 8.00% 2010	2,950	3,186
Level 3 Financing, Inc. 9.25% 2014[2]	2,500	2,562
América Móvil SA de CV 8.46% 2036	MXP27,000	2,551
Nordic Telephone Co. Holding ApS 8.875% 2016[2]	$1,000	1,075
		1,264,279

UTILITIES — 2.61%
Abu Dhabi National Energy Co. PJSC (TAQA) 5.875% 2016[2]	37,475	37,810
Abu Dhabi National Energy Co. PJSC (TAQA) 6.50% 2036[2]	28,500	29,494
PECO Energy Co., First and Refunding Mortgage Bonds, 3.50% 2008	5,000	4,883
Commonwealth Edison Co., First Mortgage Bonds, Series 102, 4.74% 2010	12,500	12,200
Commonwealth Edison Co., First Mortgage Bonds, Series 105, 5.40% 2011	9,000	8,938
Exelon Corp. 6.75% 2011	2,200	2,300
Exelon Generation Co., LLC 6.95% 2011	19,475	20,536
PECO Energy Co., First and Refunding Mortgage Bonds, 4.75% 2012	3,900	3,780
Commonwealth Edison Co., First Mortgage Bonds, Series 103, 5.90% 2036	4,000	3,907
Edison Mission Energy 7.73% 2009	4,625	4,810
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2005-A, 5.00% 2016	4,000	3,867
Edison Mission Energy 7.75% 2016	6,025	6,417
Midwest Generation, LLC, Series B, 8.56% 2016[3]	10,310	11,373
Homer City Funding LLC 8.734% 2026[3]	10,948	12,645
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034	7,600	8,284
Southern California Edison Co., First and Refunding Mortgage Bonds, Series 2006-E, 5.55% 2037	3,500	3,357
MidAmerican Energy Holdings Co. 5.875% 2012	15,000	15,288
MidAmerican Energy Co. 5.125% 2013	7,500	7,401
MidAmerican Energy Co. 4.65% 2014	5,000	4,740
MidAmerican Energy Holdings Co. 6.125% 2036	17,750	17,954
NGG Finance PLC 6.125% 2011	€3,480	4,911
National Grid PLC 6.30% 2016	$37,605	39,017
Consolidated Edison Co. of New York, Inc., Series 2003-A, 3.625% 2008	6,000	5,848
Consolidated Edison Co. of New York, Inc., Series B, 3.85% 2013	5,000	4,587
Consolidated Edison Co. of New York, Inc., Series 2006-C, 5.50% 2016	30,000	30,013
Consolidated Edison Co. of New York, Inc., Series 2003-C, 5.10% 2033	2,000	1,785
PSEG Power LLC 3.75% 2009	6,825	6,595
PSEG Power LLC 7.75% 2011	18,700	20,224
PSEG Power LLC 5.00% 2014	11,690	11,167
PacifiCorp, First Mortgage Bonds, 4.30% 2008	3,060	3,012
PacifiCorp, First Mortgage Bonds, 5.45% 2013	2,875	2,877
Scottish Power PLC 5.375% 2015	31,415	31,048
Ameren Corp. 4.263% 2007	2,500	2,487
Cilcorp Inc. 8.70% 2009	1,000	1,076
Union Electric Co. 5.25% 2012	1,490	1,452
Union Electric Co. 4.65% 2013	11,000	10,312
Union Electric Co. 5.40% 2016	5,750	5,604
Cilcorp Inc. 9.375% 2029	12,265	13,779
Israel Electric Corp. Ltd. 7.95% 2011[2]	10,000	10,835
Israel Electric Corp. Ltd. 7.70% 2018[2]	8,500	9,367
Israel Electric Corp. Ltd. 8.10% 2096[2]	12,000	13,294
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007	14,140	14,137
Dominion Resources, Inc., Series 2002-C, 5.70% 2012[1]	1,000	1,013
Dominion Resources, Inc., Series 2002-B, 6.25% 2012	10,000	10,385
Virginia Electric and Power Co., Series 2003-A, 4.75% 2013	6,000	5,769
Ohio Power Co., Series J, 5.30% 2010	8,000	7,978
Ohio Power Co., Series H, 4.85% 2014	5,965	5,730
Appalachian Power Co., Series I, 4.95% 2015	1,000	950
Ohio Power Co., Series K, 6.00% 2016	15,000	15,430
Southern California Gas Co., First Mortgage Bonds, Series II, 4.375% 2011	5,000	4,843
San Diego Gas & Electric Co., Series CCC, 5.30% 2015	10,000	9,948
San Diego Gas & Electric Co., Series DDD, 6.00% 2026	5,000	5,180
Niagara Mohawk Power Corp., Series G, 7.75% 2008	17,460	18,101
Progress Energy Florida, Inc., First Mortgage Bonds, 4.80% 2013	7,000	6,792
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc., First Mortgage Bonds, 5.125% 2013	5,000	4,922
Carolina Power & Light Co. d/b/a Progress Energy Carolinas, Inc. 5.25% 2015	6,000	5,910
SP PowerAssets Ltd. 3.80% 2008[2]	10,000	9,755
SP PowerAssets Ltd. 5.00% 2013[2]	8,000	7,869
Empresa Nacional de Electricidad SA, Series B, 8.50% 2009	4,455	4,733
Empresa Nacional de Electricidad SA 8.35% 2013	5,000	5,680
Empresa Nacional de Electricidad SA 8.625% 2015	3,000	3,537
AES Corp. 9.50% 2009	927	996
AES Corp. 9.375% 2010	4,803	5,241
AES Corp. 8.75% 2013[2]	1,000	1,076
AES Gener SA 7.50% 2014	5,000	5,305
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028[3]	12,375	12,379
Oncor Electric Delivery Co. 6.375% 2012	10,700	11,027
Duke Energy Corp., First and Refunding Mortgage Bonds, 4.50% 2010	4,500	4,396
Duke Energy Corp., First and Refunding Mortgage Bonds, 5.30% 2015	5,000	4,961
Kern River Funding Corp. 4.893% 2018[2,3]	9,240	8,990
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	700	722
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013	2,811	3,050
Sierra Pacific Resources 8.625% 2014	900	971
Nevada Power Co., General and Refunding Mortgage Notes, Series L, 5.875% 2015	2,550	2,551
Nevada Power Co., General and Refunding Mortgage Notes, Series M, 5.95% 2016	1,000	1,003
Anglian Water Services Financing PLC 4.625% 2013	€6,120	8,182
Veolia Environnement 4.875% 2013	6,060	8,141
Energy East Corp. 6.75% 2012	$7,155	7,513
Constellation Energy Group, Inc. 6.125% 2009	3,500	3,565
Baltimore Gas and Electric Co. 5.20% 2033	3,000	2,633
Pacific Gas and Electric Co., First Mortgage Bonds, 4.20% 2011	2,000	1,917
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034	4,000	4,048
NRG Energy, Inc. 7.25% 2014	1,500	1,515
NRG Energy, Inc. 7.375% 2016	3,700	3,728
Korea East-West Power Co., Ltd. 4.875% 2011[2]	5,000	4,905
Florida Power & Light Co. 4.85% 2013	5,000	4,899
FPL Energy National Wind, LLC 5.608% 2024[2,3]	4,622	4,548
Tri-State Generation and Transmission Assn. Inc., Pass Through Trust, Series 2003-A, 6.04% 2018[2,3]	3,500	3,538
Enersis SA 7.375% 2014	3,000	3,234
Centerpoint Energy Resources Corp., Series B, 7.875% 2013	2,000	2,222
Alabama Power Co., Series R, 4.70% 2010	2,250	2,204
Wisconsin Gas Co. 5.20% 2015	2,025	1,978
Mirant Americas Generation, Inc. 8.30% 2011	1,700	1,751
		731,125

ENERGY — 2.57%
Energy Transfer Partners, LP 5.65% 2012	$28,270	$28,184
Energy Transfer Partners, LP 5.95% 2015	72,670	73,198
Energy Transfer Partners, LP 6.125% 2017	9,800	9,955
Energy Transfer Partners, LP 6.625% 2036	2,650	2,738
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[2,3]	30,985	30,209
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009[3]	1,710	1,667
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[2,3]	15,570	17,410
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014[3]	1,000	1,118
Ras Laffan Liquefied Natural Gas II 5.298% 2020[2,3]	45,970	44,148
Ras Laffan Liquefied Natural Gas III 5.838% 2027[2,3]	15,000	14,452
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[2,3]	59,400	59,549
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 2014[3]	6,000	6,015
Enterprise Products Operating LP, Series B, 4.625% 2009	8,000	7,838
Enterprise Products Operating LP 4.95% 2010	8,000	7,871
Enterprise Products Operating LP 7.50% 2011	8,000	8,539
Enterprise Products Operating LP, Series B 6.375% 2013	17,000	17,488
Enterprise Products Partners LP 5.60% 2014	6,855	6,743
Enterprise Products Operating LP, Series B, 5.00% 2015	8,645	8,165
Enterprise Products Operating LP 6.875% 2033	2,000	2,095
Enterprise Products Operating LP 8.375% 2066[1]	2,700	2,930
Pemex Finance Ltd. 8.875% 2010[3]	24,000	25,751
Pemex Project Funding Master Trust 5.75% 2015	10,000	9,942
Pemex Finance Ltd., Series 19990-2, Class A-3, 10.61% 2017[3]	11,700	15,092
Pemex Project Funding Master Trust 8.625% 2022	750	929
Kinder Morgan Energy Partners LP 6.75% 2011	2,500	2,604
Kinder Morgan Energy Partners LP 5.00% 2013	14,029	13,352
Kinder Morgan Energy Partners LP 5.125% 2014	28,552	27,236
Kinder Morgan Energy Partners LP 7.30% 2033	5,000	5,439
Qatar Petroleum 5.579% 2011[2,3]	38,400	38,498
Nakilat Inc. 6.067% 2033[2,3]	5,000	4,905
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010[2,3]	26,833	26,424
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 2010[2,3]	5,056	4,979
Williams Companies, Inc. 6.375% 2010[2]	1,500	1,517
Williams Companies, Inc. 7.372% 2010[1,2]	2,500	2,562
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011	300	310
Williams Companies, Inc. 7.125% 2011	500	523
Williams Partners LP 7.50% 2011[2]	5,725	5,997
Transcontinental Gas Pipe Line Corp. 6.40% 2016	200	203
Williams Partners LP 7.25% 2017[2]	1,675	1,717
Williams Companies, Inc. 7.875% 2021	3,025	3,259
Transcontinental Gas Pipe Line Corp. 7.25% 2026	1,750	1,813
Williams Companies, Inc. 8.75% 2032	5,080	5,766
Gulfstream Natural Gas 5.56% 2015[2]	5,000	4,940
Gulfstream Natural Gas 6.19% 2025[2]	12,235	12,329
Apache Corp. 6.25% 2012	16,000	16,632
Delek & Avner-Yam Tethys Ltd. 5.326% 2013[2,3]	15,632	15,237
Sunoco, Inc. 4.875% 2014	14,830	13,906
Pogo Producing Co. 7.875% 2013	6,725	6,859
Pogo Producing Co. 6.625% 2015	300	287
Pogo Producing Co. 6.875% 2017	6,850	6,576
Reliance Industries Ltd. 10.25% 2097[2]	8,750	12,305
Drummond Co., Inc. 7.375% 2016[2]	9,600	9,456
Open Joint Stock Co. Gazprom 9.125% 2007	2,000	2,031
Gaz Capital SA 5.875% 2015	€5,125	7,134
Newfield Exploration Co. 7.625% 2011	$3,000	3,157
Newfield Exploration Co. 6.625% 2014	2,000	2,010
Newfield Exploration Co. 6.625% 2016	3,775	3,775
El Paso Corp. 6.375% 2009	750	761
El Paso Corp. 7.75% 2010	250	266
El Paso Energy Corp. 7.375% 2012	1,745	1,845
El Paso Corp. 7.875% 2012	875	943
El Paso Corp. 7.75% 2032	4,000	4,400
OPTI Canada Inc. 8.25% 2014[2]	5,975	6,169
Teekay Shipping Corp. 8.875% 2011	5,625	6,068
Devon Financing Corp., ULC 6.875% 2011	4,500	4,763
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015	3,928	4,385
XTO Energy Inc. 5.65% 2016	4,250	4,209
Encore Acquisition Co. 6.00% 2015	4,450	4,083
OXYMAR 7.50% 2016[2,3]	3,077	3,258
Premcor Refining Group Inc. 9.50% 2013	2,750	2,971
PETRONAS Capital Ltd. 7.00% 2012[2]	2,250	2,430
Sabine Pass LNG, L.P. 7.25% 2013[2]	2,000	1,992
International Coal Group, Inc. 10.25% 2014	1,500	1,507
Overseas Shipholding Group, Inc. 8.25% 2013	1,400	1,479
Peabody Energy Corp., Series B, 6.875% 2013	1,200	1,236
Ultrapetrol (Bahamas) Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014	1,265	1,235
Petrozuata Finance, Inc., Series B, 8.22% 2017[2,3]	250	251
		720,015

MATERIALS — 1.59%
Stora Enso Oyj 5.125% 2014	€4,250	5,725
Stora Enso Oyj 6.404% 2016[2]	$30,040	30,862
Stora Enso Oyj 7.25% 2036[2]	29,715	31,243
Norske Skogindustrier ASA 7.625% 2011[2]	29,630	31,245
Norske Skogindustrier ASA 7.125% 2033[2]	16,335	15,468
UPM-Kymmene Corp. 5.625% 2014[2]	41,790	40,728
C5 Capital (SPV) Ltd. 6.196% (undated)[1,2]	15,000	14,979
C10 Capital (SPV) Ltd. 6.722% (undated)[1,2]	18,695	18,731
JSG Funding PLC 7.75% 2015	€2,000	2,678
JSG Funding PLC 7.75% 2015	$2,500	2,413
JSG Holdings PLC 11.50% 2015[7]	€10,321	13,842
Weyerhaeuser Co. 5.95% 2008	$3,000	3,025
Weyerhaeuser Co. 7.375% 2032	12,500	13,086
Scotia Pacific Co. LLC, Series B, Class A-2, 7.11% 2028[3]	21,160	15,883
Dow Chemical Co. 5.75% 2008	11,100	11,193
Dow Chemical Co. 6.00% 2012	2,400	2,469
Jefferson Smurfit Corp. (U.S.) 8.25% 2012	10,775	10,559
Stone Container Corp. 8.375% 2012	1,675	1,650
Jefferson Smurfit Corp. (U.S.) 7.50% 2013	250	236
Owens-Illinois, Inc. 8.10% 2007	3,130	3,153
Owens-Illinois, Inc. 7.35% 2008	5,250	5,309
Owens-Brockway Glass Container Inc. 8.875% 2009	1,319	1,355
Owens-Illinois, Inc. 7.50% 2010	2,250	2,270
BHP Finance (USA) Ltd. 8.50% 2012	10,000	11,558
Associated Materials Inc. 9.75% 2012	9,765	10,107
AMH Holdings, Inc. 0%/11.25% 2014[5]	2,000	1,360
Georgia Gulf Corp. 9.50% 2014[2]	8,300	8,134
Georgia Gulf Corp. 10.75% 2016[2]	3,175	3,064
Building Materials Corp. of America, Series B, 8.00% 2007	1,000	1,019
Building Materials Corp. of America 8.00% 2008	1,975	2,069
Building Materials Corp. of America 7.75% 2014	8,900	8,099
Abitibi-Consolidated Co. of Canada 6.00% 2013	1,310	1,055
Abitibi-Consolidated Co. of Canada 8.375% 2015	9,515	8,278
Equistar Chemicals, LP 10.125% 2008	6,100	6,512
Lyondell Chemical Co. 8.25% 2016	2,400	2,532
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014	9,150	8,898
Nalco Co. 7.75% 2011	775	796
Nalco Co. 8.875% 2013	6,200	6,595
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 0%/9.00% 2014[5]	1,654	1,348
International Paper Co. 5.85% 2012	8,463	8,647
Graphic Packaging International, Inc. 8.50% 2011	3,325	3,458
Graphic Packaging International, Inc. 9.50% 2013	4,000	4,240
Plastipak Holdings, Inc. 8.50% 2015[2]	6,965	7,278
Momentive Performance Materials Inc. 9.75% 2014[2]	4,750	4,774
Momentive Performance Materials Inc. 11.50% 2016[2]	2,000	1,970
Praxair, Inc. 2.75% 2008	5,000	4,829
FMG Finance Pty Ltd. 10.625% 2016[2]	4,100	4,418
Domtar Inc. 7.125% 2015	4,475	4,408
Rhodia 10.25% 2010	97	111
Rhodia 8.875% 2011	549	582
Rhodia SA 9.25% 2011	€2,511	3,522
Ainsworth Lumber Co. Ltd. 7.25% 2012	$700	555
Ainsworth Lumber Co. Ltd. 6.75% 2014	2,750	2,104
Ainsworth Lumber Co. Ltd. 6.75% 2014	1,750	1,312
AEP Industries Inc. 7.875% 2013	3,775	3,832
Georgia-Pacific Corp., First Lien Term Loan B, 7.353% 2012[1,3]	3,469	3,495
Arbermarle Corp. 5.10% 2015	3,656	3,473
Chemtura Corp. 6.875% 2016	3,025	2,927
Mosaic Co. 7.375% 2014[2]	2,450	2,527
Mosaic Co. 7.625% 2016[2]	225	234
Rockwood Specialties Group, Inc. 10.625% 2011	218	233
Rockwood Specialties Group, Inc. 7.50% 2014	1,675	1,696
Rockwood Specialties Group, Inc. 7.625% 2014	€500	704
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014[5]	$1,928	1,668
BCP Caylux Holdings Luxembourg SCA 9.625% 2014	735	816
ICI Wilmington, Inc. 4.375% 2008	200	196
ICI Wilmington, Inc. 5.625% 2013	2,000	1,978
E.I. du Pont de Nemours and Co. 4.125% 2010	2,000	1,942
Covalence Specialty Materials Corp. 10.25% 2016[2]	1,750	1,610
Vale Overseas Ltd. 6.25% 2017	1,500	1,514
Packaging Corp. of America 4.375% 2008	1,500	1,473
Neenah Paper, Inc. 7.375% 2014	1,250	1,200
Foundation PA Coal Co. 7.25% 2014	975	997
Potash Corp. of Saskatchewan Inc. 5.875% 2036	1,000	968
Airgas, Inc. 6.25% 2014	550	533
Ispat Inland ULC 9.75% 2014	206	231
		445,981

HEALTH CARE — 1.27%
Cardinal Health, Inc. 6.25% 2008	3,000	3,035
Cardinal Health, Inc. 5.64% 2009[1,2]	3,500	3,504
Cardinal Health, Inc. 6.75% 2011	12,625	13,238
Cardinal Health, Inc. 5.80% 2016[2]	10,000	9,995
Cardinal Health, Inc. 5.85% 2017	12,000	11,956
Allegiance Corp. 7.00% 2026	9,260	9,926
Humana Inc. 6.45% 2016	25,375	26,121
Humana Inc. 6.30% 2018	17,000	17,159
UnitedHealth Group Inc. 5.20% 2007	8,000	7,999
UnitedHealth Group Inc. 3.30% 2008	4,000	3,913
UnitedHealth Group Inc. 4.125% 2009	14,335	13,923
UnitedHealth Group Inc. 5.25% 2011	3,165	3,157
UnitedHealth Group Inc. 5.375% 2016	10,000	9,921
Wyeth 4.375% 2008[1]	7,195	7,121
Wyeth 5.50% 2016	21,165	21,231
HCA Inc., Term Loan B, 8.114% 2013[1,3]	19,325	19,615
HCA Inc. 9.125% 2014[2]	1,570	1,682
HCA Inc. 9.25% 2016[2]	2,180	2,341
HCA Inc. 9.625% 2016[2,7]	2,280	2,457
Aetna Inc. 5.75% 2011	24,000	24,389
Amgen Inc. 4.00% 2009	24,000	23,300
Boston Scientific Corp. 6.00% 2011	1,700	1,717
Boston Scientific Corp. 6.40% 2016	17,675	17,918
WellPoint, Inc. 5.00% 2011	6,500	6,426
WellPoint, Inc. 5.25% 2016	6,455	6,339
HealthSouth Corp. 11.354% 2014[1,2]	4,550	4,869
HealthSouth Corp. 10.75% 2016[2]	6,600	7,136
Hospira, Inc. 4.95% 2009	7,391	7,250
Hospira, Inc. 5.90% 2014	4,100	3,989
Tenet Healthcare Corp. 7.375% 2013	2,375	2,194
Tenet Healthcare Corp. 9.875% 2014	2,830	2,894
Tenet Healthcare Corp. 9.25% 2015	5,500	5,529
Accellent Inc. 10.50% 2013	9,450	9,852
Bristol-Myers Squibb Co. 4.00% 2008	10,000	9,804
Warner Chilcott Corp. 8.75% 2015	9,455	9,739
Universal Health Services, Inc. 7.125% 2016	7,440	7,784
Concentra Operating Corp. 9.50% 2010	3,020	3,186
Concentra Operating Corp. 9.125% 2012	3,835	4,046
Team Finance LLC and Health Finance Corp. 11.25% 2013	3,450	3,588
AMR HoldCo, Inc. and EmCare HoldCo, Inc. 10.00% 2015	2,000	2,175
Mylan Laboratories Inc. 5.75% 2010	2,025	2,030
Elan Corp., PLC 8.875% 2013[2]	1,300	1,306
Angiotech Pharmaceuticals, Inc. 9.12% 2013[1,2]	1,000	1,017
		356,771

INFORMATION TECHNOLOGY — 0.93%
Electronic Data Systems Corp., Series B, 6.50% 2013[1]	55,575	56,023
Electronic Data Systems Corp. 7.45% 2029	13,190	14,475
Cisco Systems, Inc. 5.25% 2011	45,750	45,907
Freescale Semiconductor, Inc., Term Loan B, 7.37% 2013[1,3]	25,000	25,110
Firestone Acquisition Corp. 8.875% 2014[2]	850	851
Sanmina-SCI Corp., Term Loan B, 7.938% 2008[1,3]	4,250	4,266
Sanmina-SCI Corp. 8.125% 2016	13,850	13,469
Hughes Communications, Inc. 9.50% 2014	15,425	16,177
Celestica Inc. 7.875% 2011	11,730	11,671
Celestica Inc. 7.625% 2013	4,170	4,087
NXP BV and NXP Funding LLC 8.118% 2013[1,2]	500	510
NXP BV and NXP Funding LLC 7.875% 2014[2]	3,750	3,895
NXP BV and NXP Funding LLC 9.50% 2015[2]	9,950	10,248
SunGard Data Systems Inc. 9.125% 2013	8,175	8,625
SunGard Data Systems Inc. 10.25% 2015	2,000	2,145
Hyundai Semiconductor America, Inc. 8.625% 2007[2]	10,150	10,184
Sensata Technologies BV 8.25% 2014[1,2]	8,575	8,275
Serena Software, Inc. 10.375% 2016	4,647	4,955
Jabil Circuit, Inc. 5.875% 2010	4,750	4,720
Solectron Global Finance, LTD 8.00% 2016	4,000	4,070
Motorola, Inc. 8.00% 2011	2,750	3,046
Nortel Networks Ltd. 9.624% 2011[1,2]	2,500	2,647
Sabre Holdings Corp. 6.35% 2016	2,875	2,574
Iron Mountain Inc. 7.75% 2015	2,010	2,060
Exodus Communications, Inc. 11.625% 2010[6,8]	1,132	0
		259,990

CONSUMER STAPLES — 0.68%
CVS Corp. 5.298% 2027[2,3]	4,548	4,316
CVS Corp. 6.036% 2028[2,3]	46,825	46,773
Tyson Foods, Inc. 6.85% 2016[1]	43,750	45,142
SUPERVALU INC., Term Loan B, 7.10% 2012[1,3]	6,219	6,250
SUPERVALU INC. 7.50% 2012	365	378
Albertson’s, Inc. 7.25% 2013	3,525	3,603
Albertson’s, Inc. 8.00% 2031	4,000	4,077
Dole Food Co., Inc. 7.25% 2010	2,175	2,083
Dole Food Co., Inc. 8.875% 2011	8,935	8,846
Diageo Capital PLC 3.50% 2007	5,000	4,925
Diageo Capital PLC 4.375% 2010	2,395	2,331
Grand Metropolitan Investment Corp. 7.45% 2035	2,290	2,711
Rite Aid Corp. 6.125% 2008[2]	2,750	2,726
Rite Aid Corp. 9.50% 2011	4,500	4,731
Rite Aid Corp. 7.50% 2015	1,000	995
Vitamin Shoppe 12.874% 2012[1]	7,490	7,864
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012	6,560	6,822
Jean Coutu Group (PJC) Inc. 7.625% 2012	800	846
Jean Coutu Group (PJC) Inc. 8.50% 2014	5,735	5,800
Nabisco, Inc. 7.05% 2007	6,500	6,559
Stater Bros. Holdings Inc. 8.86% 2010[1]	475	483
Stater Bros. Holdings Inc. 8.125% 2012	5,585	5,697
Cadbury Schweppes Investments PLC, Series 41, 4.25% 2009	€4,250	5,591
Spectrum Brands, Inc. 7.375% 2015	$3,500	3,045
Kellogg Co. 7.45% 2031	2,310	2,767
Elizabeth Arden, Inc. 7.75% 2014	1,780	1,802
Smithfield Foods, Inc., Series A, 8.00% 2009	1,000	1,050
Winn-Dixie Pass Through Trust, Series 1999-1, Class A-1, 7.803% 2017[2,3,6,8]	1,232	925
		189,138

MORTGAGE-BACKED OBLIGATIONS[3]— 20.37%
Fannie Mae 7.00% 2009	47	48
Fannie Mae 7.50% 2009	102	103
Fannie Mae 7.50% 2009	98	100
Fannie Mae 7.50% 2009	23	24
Fannie Mae 7.50% 2009	15	15
Fannie Mae 7.50% 2009	14	14
Fannie Mae 7.50% 2009	8	8
Fannie Mae 8.50% 2009	40	40
Fannie Mae 9.50% 2009	20	21
Fannie Mae 7.00% 2010	43	43
Fannie Mae, Series 2000-T5, Class B, 7.30% 2010	57,100	61,213
Fannie Mae, Series 2001-T6B, 6.088% 2011	48,000	49,942
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012	46,225	44,775
Fannie Mae 4.89% 2012	25,000	24,600
Fannie Mae 4.00% 2015	28,809	27,527
Fannie Mae 7.00% 2016	251	257
Fannie Mae 11.50% 2016	557	623
Fannie Mae, Series 2002-15, Class PG, 6.00% 2017	12,425	12,560
Fannie Mae 5.00% 2018	22,784	22,473
Fannie Mae 5.00% 2018	16,159	15,938
Fannie Mae 5.00% 2018	8,837	8,716
Fannie Mae 5.50% 2018	2,857	2,864
Fannie Mae, Series 2003-35, Class FY, 5.75% 2018[1]	17,206	17,322
Fannie Mae 9.00% 2018	41	44
Fannie Mae 10.00% 2018	387	430
Fannie Mae 5.50% 2019	29,785	29,853
Fannie Mae 5.50% 2019	11,655	11,669
Fannie Mae 12.00% 2019	477	541
Fannie Mae 4.50% 2020	6,886	6,642
Fannie Mae, Series 90-93, Class G, 5.50% 2020	38	38
Fannie Mae 11.00% 2020	179	200
Fannie Mae 11.249% 2020[1]	459	520
Fannie Mae 6.00% 2021	10,842	10,994
Fannie Mae 9.00% 2022	109	115
Fannie Mae 7.50% 2023	127	132
Fannie Mae, Series 2001-4, Class GA, 10.269% 2025[1]	817	904
Fannie Mae, Series 2001-4, Class NA, 11.905% 2025[1]	4,083	4,536
Fannie Mae 6.157% 2026[1]	644	652
Fannie Mae 7.00% 2026	1,506	1,561
Fannie Mae 8.50% 2027	17	18
Fannie Mae, Series 1998-W5, Class B3, 6.50% 2028	2,562	2,494
Fannie Mae 7.00% 2028	879	911
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028	5,481	5,683
Fannie Mae 6.50% 2029	282	285
Fannie Mae, Series 2002-W7, Class A-5, 7.50% 2029	910	949
Fannie Mae 7.50% 2029	72	75
Fannie Mae 7.50% 2029	68	70
Fannie Mae 7.00% 2030	199	207
Fannie Mae 7.50% 2030	203	210
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031	8,023	8,221
Fannie Mae 7.00% 2031	339	350
Fannie Mae 7.50% 2031	532	551
Fannie Mae 7.50% 2031	62	64
Fannie Mae, Series 2001-20, Class E, 9.611% 2031[1]	147	159
Fannie Mae, Series 2001-20, Class C, 12.046% 2031[1]	182	203
Fannie Mae 7.00% 2032	255	263
Fannie Mae 3.74% 2033[1]	3,246	3,193
Fannie Mae 5.50% 2033	71,852	71,201
Fannie Mae 4.476% 2035[1]	4,056	3,990
Fannie Mae 4.569% 2035[1]	19,058	18,781
Fannie Mae 5.00% 2035	36,288	35,039
Fannie Mae 5.00% 2035	9,051	8,742
Fannie Mae 5.50% 2035	79,710	78,888
Fannie Mae 5.50% 2035	8,453	8,362
Fannie Mae, Series 2005-68, Class PG, 5.50% 2035	6,859	6,802
Fannie Mae 6.50% 2035	15,216	15,559
Fannie Mae, Series 2006-51, Class PO, principal only, 0% 2036	11,196	8,428
Fannie Mae, Series 2006-32, Class OA, principal only, 0% 2036	9,772	7,056
Fannie Mae, Series 2006-96, Class OP, principal only, 0% 2036	2,266	1,664
Fannie Mae 5.50% 2036	79,036	78,123
Fannie Mae 5.50% 2036	66,188	65,433
Fannie Mae 5.50% 2036	65,906	65,144
Fannie Mae 5.50% 2036	43,262	42,768
Fannie Mae 5.50% 2036	31,708	31,346
Fannie Mae 5.50% 2036	522	516
Fannie Mae 5.50% 2036	46	45
Fannie Mae, Series 2006-96, Class FD, 5.85% 2036[1]	1,809	1,825
Fannie Mae 6.00% 2036	50,000	50,344
Fannie Mae, Series 2006-106, Class HG, 6.00% 2036	27,259	27,585
Fannie Mae, Series 2006-43, Class PX, 6.00% 2036	24,560	24,830
Fannie Mae 6.00% 2036	16,356	16,479
Fannie Mae 6.00% 2036	4,228	4,257
Fannie Mae 6.50% 2036	13,189	13,513
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041	8,563	8,802
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041	2,669	2,740
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042	6,087	6,316
Freddie Mac 8.25% 2007	15	15
Freddie Mac 8.25% 2007	3	3
Freddie Mac 8.50% 2007	2	2
Freddie Mac 8.00% 2008	1	1
Freddie Mac 8.50% 2008	9	9
Freddie Mac 8.50% 2008	8	8
Freddie Mac 8.50% 2008	2	2
Freddie Mac 8.50% 2008	1	1
Freddie Mac 8.75% 2008	28	28
Freddie Mac 8.75% 2008	10	10
Freddie Mac 8.75% 2008	5	5
Freddie Mac 8.75% 2008	4	4
Freddie Mac 8.00% 2009	3	3
Freddie Mac 8.50% 2009	66	67
Freddie Mac 8.50% 2010	80	82
Freddie Mac 8.50% 2010	19	19
Freddie Mac 4.00% 2015	39,483	37,333
Freddie Mac 6.00% 2017	646	656
Freddie Mac, Series 2310, Class A, 10.518% 2017[1]	818	881
Freddie Mac 5.00% 2018	21,648	21,322
Freddie Mac 11.00% 2018	100	111
Freddie Mac 8.50% 2020	215	230
Freddie Mac 8.50% 2020	68	73
Freddie Mac, Series 41, Class F, 10.00% 2020	147	147
Freddie Mac, Series 178, Class Z, 9.25% 2021	110	117
Freddie Mac, Series 1617, Class PM, 6.50% 2023	2,750	2,825
Freddie Mac 8.00% 2026	127	135
Freddie Mac 8.50% 2027	28	31
Freddie Mac 4.50% 2035	27,857	26,097
Freddie Mac 4.646% 2035[1]	24,153	23,748
Freddie Mac 4.789% 2035[1]	12,425	12,252
Freddie Mac 5.00% 2035	45,807	44,224
Freddie Mac, Series 3061, Class PN, 5.50% 2035	59,206	59,308
Freddie Mac 5.50% 2035	22,522	22,276
Freddie Mac 5.50% 2035	22,366	22,121
Freddie Mac, Series 3136, Class OP, principal only, 0% 2036	9,750	7,327
Freddie Mac, Series 3149, Class AO, principal only, 0% 2036	6,301	4,846
Freddie Mac, Series 3147, Class OD, principal only, 0% 2036	6,309	4,677
Freddie Mac, Series 3149, Class MO, principal only, 0% 2036	6,309	4,662
Freddie Mac, Series 3257, Class PA, 5.50% 2036	57,275	56,975
Freddie Mac 5.50% 2036	39,229	38,800
Freddie Mac 6.00% 2036	308,540	310,805
Freddie Mac, Series 3233, Class PA, 6.00% 2036	49,748	50,464
Freddie Mac, Series 3156, Class NG, 6.00% 2036	16,947	17,281
CS First Boston Mortgage Securities Corp., Series 2003-23, Class II-A-8, 4.50% 2018	14,684	14,086
CS First Boston Mortgage Securities Corp., Series 2003-27, Class VI-A-1, 5.00% 2018	11,756	11,486
CS First Boston Mortgage Securities Corp., Series 2003-23, Class VII-A-1, 5.00% 2018	5,906	5,772
CS First Boston Mortgage Securities Corp., Series 2002-30, Class I-A-1, 7.50% 2032	1,150	1,153
CS First Boston Mortgage Securities Corp., Series 2002-34, Class I-A-1, 7.50% 2032	118	119
CS First Boston Mortgage Securities Corp., Series 2003-AR12, Class II-A-2, 4.326% 2033[1]	849	840
CS First Boston Mortgage Securities Corp., Series 2003-21, Class V-A-1, 6.50% 2033	6,562	6,619
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033	1,737	1,770
CS First Boston Mortgage Securities Corp., Series 2004-AR5, Class VII-A-2, 4.604% 2034[1]	18,713	18,466
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034	10,448	10,416
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034	5,897	5,924
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-4, 6.505% 2034	460	479
CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A-1, 4.106% 2035	1,518	1,483
CS First Boston Mortgage Securities Corp., Series 2005-6, Class VI-A-1, 6.00% 2035	17,881	17,895
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035	6,899	6,939
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035	67,122	69,423
CS First Boston Mortgage Securities Corp., Series 2002-CKP1, Class F, 7.067% 2035[2]	1,500	1,611
CS First Boston Mortgage Securities Corp., Series 2006-2R, Class A-PO, principal only, 0% 2036[2]	32,621	22,521
CS First Boston Mortgage Securities Corp., Series 2006-7, Class 6-A-3, 5.50% 2036	32,353	31,959
CS First Boston Mortgage Securities Corp., Series 2006-2, Class 5-A-6, 6.00% 2036	33,750	33,724
CS First Boston Mortgage Securities Corp., Series 2002-CKS4, Class G, 6.006% 2036[2]	500	509
CS First Boston Mortgage Securities Corp., Series 2001-CK6, Class A-3, 6.387% 2036	26,650	27,803
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-1A, 3.883% 2037	7,548	7,400
CS First Boston Mortgage Securities Corp., Series 2004-C5, Class A-2, 4.183% 2037	16,000	15,521
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-2, 4.512% 2037	1,000	977
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037	20,000	19,320
CS First Boston Mortgage Securities Corp., Series 2004-C1, Class E, 5.015% 2037[2]	5,000	4,856
CS First Boston Mortgage Securities Corp., Series 2005-C4, Class A-2, 5.017% 2038	10,000	9,916
CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A-AB, 5.10% 2038	12,000	11,853
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039	20,600	19,761
CS First Boston Mortgage Securities Corp., Series 2006-C1, Class A-3, 5.711% 2039	14,000	14,228
CS First Boston Mortgage Securities Corp., Series 2005-C6, Class A-3, 5.23% 2040	42,000	41,690
CS First Boston Mortgage Securities Corp., Series 1999-C1, Class D, 7.791% 2041[1]	5,725	6,122
Countrywide Alternative Loan Trust, Series 2004-5CB, Class 2-A-1, 5.00% 2019	10,155	9,956
Countrywide Alternative Loan Trust, Series 2006-J3, Class 2-A-1, 4.75% 2020	12,963	12,721
Countrywide Alternative Loan Trust, Series 2005-J8, Class 2-A-1, 5.00% 2020	17,406	17,006
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 7-A-1, 5.00% 2020	4,211	4,099
Countrywide Alternative Loan Trust, Series 2005-9CB, Class 2-A-1, 6.00% 2020	7,397	7,401
Countrywide Alternative Loan Trust, Series 2005-46CB, Class A-8, 5.50% 2035	87,742	87,613
Countrywide Alternative Loan Trust, Series 2005-54CB, Class 1-A-7, 5.50% 2035	54,980	54,932
Countrywide Alternative Loan Trust, Series 2005-49CB, Class A-1, 5.50% 2035	34,308	34,018
Countrywide Alternative Loan Trust, Series 2005-40CB, Class A-1, 5.50% 2035	21,086	20,724
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-9, 5.50% 2035	14,256	14,222
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 5-A-1, 5.75% 2035	2,948	2,914
Countrywide Alternative Loan Trust, Series 2005-62, Class 2-A-1, 5.758% 2035[1]	25,614	25,640
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035	33,008	32,893
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035	16,196	16,286
Countrywide Alternative Loan Trust, Series 2004-28CB, Class 6-A-1, 6.00% 2035	1,203	1,199
Countrywide Alternative Loan Trust, Series 2006-16CB, Class A-2, 6.00% 2036	32,193	32,146
Countrywide Alternative Loan Trust, Series 2006-24CB, Class A-1, 6.00% 2036	25,628	25,618
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C2, Class F, 5.98% 2034[2]	2,500	2,549
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C3, Class A-1, 4.20% 2035	1,292	1,259
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC11, Class A-2, 5.016% 2037	11,232	11,141
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CIBC12, Class A-3B, 5.333% 2037[1]	45,000	45,218
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2002-C1, Class E, 6.135% 2037[2]	400	413
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1, Class A-1, 3.972% 2039	15,439	14,979
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class A-3, 4.545% 2042	21,000	20,328
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class A-2, 4.575% 2042	20,058	19,618
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042	10,508	10,355
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-3A1, 4.871% 2042	25,000	24,591
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP5, Class A-2, 5.198% 2044	10,080	10,065
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	91,455	89,923
Bear Stearns Commercial Mortgage Securities Inc., Series 1998-C1, Class A-1, 6.34% 2030	1,361	1,364
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-WF2, Class X, interest only, 0.221% 2031[1]	217,104	2,460
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X, interest only, 1.008% 2031[1,2]	144,478	3,754
Bear Stearns Commercial Mortgage Securities Inc., Series 2000-WF2, Class A-2, 7.32% 2032	16,480	17,512
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035	20,785	20,302
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class D, 6.94% 2035[2]	3,000	3,176
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-1, 3.688% 2041	2,752	2,705
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-4, 4.521% 2041	10,000	9,665
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-2, 4.735% 2042	64,000	63,047
Bear Stearns Commercial Mortgage Securities Inc., Series 2005-PWR9, Class A-3, 4.868% 2042	38,825	37,867
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S12, Class 1-A-1, 4.50% 2018	10,294	9,872
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-S6, Class II-A-3, 4.75% 2018	1,370	1,326
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-CB2, Class VII-A, 5.50% 2019	1,652	1,649
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033[1]	28,470	27,823
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033[1]	6,190	6,122
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR5, Class A-7, 4.208% 2033[1]	5,470	5,419
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.337% 2033[1]	14,288	14,112
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.564% 2034[1]	31,620	31,117
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR2, Class 2-A1, 5.843% 2037[1]	28,652	28,509
WaMu Mortgage Pass-Through Certificates Trust, Series 2005-AR15, Class A-1-A, 5.61% 2045[1]	17,730	17,800
Residential Accredit Loans, Inc., Series 2003-QS16, Class A-1, 5.00% 2018	18,879	18,424
Residential Accredit Loans, Inc., Series 2004-QS6, Class A-1, 5.00% 2019	6,225	6,080
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034	11,816	11,728
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034	39,775	39,861
Residential Accredit Loans, Inc., Series 2004-QS12, Class M-1, 6.00% 2034	2,419	2,375
Residential Accredit Loans, Inc., Series 2005-QS4, Class A-3, 5.50% 2035	37,600	37,114
Residential Accredit Loans, Inc., Series 2005-QS9, Class A-6, 5.50% 2035	1,000	962
Residential Accredit Loans, Inc., Series 2005-QS5, Class A-5, 5.75% 2035	3,000	2,942
Residential Accredit Loans, Inc., Series 2006-QS10, Class I-A, 6.00% 2035	11,142	11,147
Residential Accredit Loans, Inc., Series 2006-QS1, Class A-3, 5.75% 2036	8,400	8,412
SBA CMBS Trust, Series 2005-1, Class A, 5.369% 2035[2]	33,000	33,141
SBA CMBS Trust, Series 2005-1, Class B, 5.565% 2035[2]	3,300	3,324
SBA CMBS Trust, Series 2005-1, Class E, 6.706% 2035[2]	7,460	7,632
SBA CMBS Trust, Series 2006-1A, Class A, 5.314% 2036[2]	48,500	48,614
SBA CMBS Trust, Series 2006-1A, Class B, 5.451% 2036[2]	7,680	7,704
SBA CMBS Trust, Series 2006-1A, Class D, 5.852% 2036[2]	3,200	3,206
SBA CMBS Trust, Series 2006-1A, Class F, 6.709% 2036[2]	375	375
SBA CMBS Trust, Series 2006-1A, Class G, 6.904% 2036[2]	3,375	3,375
SBA CMBS Trust, Series 2006-1A, Class H, 7.389% 2036[2]	3,375	3,375
SBA CMBS Trust, Series 2006-1A, Class J, 7.825% 2036[2]	2,375	2,376
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035[2]	36,000	35,297
Crown Castle Towers LLC, Series 2005-1, Class C, 5.074% 2035[2]	43,000	42,469
Crown Castle Towers LLC, Series 2006-1, Class E, 6.065% 2036[2]	19,000	18,988
Crown Castle Towers LLC, Series 2006-1, Class F, 6.650% 2036[2]	7,150	7,132
Crown Castle Towers LLC, Series 2006-1, Class G, 6.795% 2036[2]	1,400	1,397
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-22, Class 5-A-1, 6.023% 2035[1]	27,195	27,270
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 4-A-1, 5.961% 2036[1]	16,452	16,493
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-4, Class 5-A-1, 5.963% 2036[1]	49,601	49,726
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-2, Class 5-A-1, 6.00% 2036[1]	8,969	8,986
Bear Stearns ARM Trust, Series 2003-6, Class I-A-2, 3.969% 2033[1]	24,939	24,530
Bear Stearns ARM Trust, Series 2003-3, Class II-A-2, 4.043% 2033[1]	5,188	5,125
Bear Stearns ARM Trust, Series 2003-3, Class III-A-1, 5.114% 2033[1]	5,471	5,428
Bear Stearns ARM Trust, Series 2004-3, Class II-A, 4.232% 2034[1]	13,839	13,548
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 4.97% 2034[1]	2,381	2,349
Bear Stearns ARM Trust, Series 2005-10, Class A-3, 4.65% 2035[1]	51,800	50,541
Wells Fargo Mortgage-backed Securities Trust, Series 2004-7, Class I-A-1, 4.50% 2019	3,930	3,768
Wells Fargo Mortgage-backed Securities Trust, Series 2004-2, Class A-1, 5.00% 2019	6,863	6,704
Wells Fargo Mortgage-backed Securities Trust, Series 2003-3, Class II-A-1, 5.25% 2033	22,224	21,901
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR15, Class A-1, 5.697% 2036	67,558	67,493
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.467% 2033[1]	3,810	3,748
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.688% 2033[1]	8,070	7,974
CHL Mortgage Pass-Through Trust, Series 2004-22, Class A-2, 4.629% 2034[1]	9,891	9,756
CHL Mortgage Pass-Through Trust, Series 2004-HYB6, Class A-3, 5.129% 2034[1]	4,063	4,054
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class 4-A-1, 5.675% 2035[1]	71,974	71,425
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-2, 3.958% 2035	4,200	4,094
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A-3, 4.608% 2035	1,979	1,931
Wachovia Bank Commercial Mortgage Trust, Series 2004-C14, Class A-2, 4.368% 2041	1,530	1,492
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042	24,000	23,686
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class A-PB, 4.807% 2042	3,000	2,923
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-4, 5.083% 2042	35,000	34,392
Wachovia Bank Commercial Mortgage Trust, Series 2006-C22, Class A-PB, 5.446% 2044	8,038	8,032
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A-PB, 5.446% 2045	16,750	16,862
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036	53,475	55,541
Banc of America Commercial Mortgage Inc., Series 2003-2, Class A-2, 4.342% 2041	13,875	13,575
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-3, 4.561% 2041	9,975	9,679
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-AB, 4.673% 2041	2,000	1,945
Banc of America Commercial Mortgage Inc., Series 2005-3, Class A-2, 4.501% 2043	1,260	1,231
Chase Commercial Mortgage Securities Corp., Series 1998-2, Class A-2, 6.39% 2030	40,957	41,562
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030	11,607	11,718
Chase Commercial Mortgage Securities Corp., Series 2000-2, Class A-1, 7.543% 2032	8,841	9,029
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032	6,190	6,546
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.828% 2035[1]	28,902	28,928
Bear Stearns ALT-A Trust, Series 2006-2, Class II-4-A-1, 5.943% 2036[1]	30,305	30,443
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class A-3, 6.869% 2029	6,191	6,215
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class D, 6.997% 2029	8,300	8,366
GMAC Commercial Mortgage Securities, Inc., Series 1997-C1, Class F, 7.222% 2029	1,800	1,929
GMAC Commercial Mortgage Securities, Inc., Series 2001-C1, Class A-2, 6.465% 2034	30,250	31,488
GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class C, 6.50% 2035	9,000	9,153
Government National Mortgage Assn. 7.50% 2007	2	2
Government National Mortgage Assn. 6.50% 2008	90	92
Government National Mortgage Assn. 6.50% 2008	26	27
Government National Mortgage Assn. 7.50% 2008	20	21
Government National Mortgage Assn. 7.50% 2008	18	18
Government National Mortgage Assn. 7.50% 2008	15	15
Government National Mortgage Assn. 7.50% 2008	12	12
Government National Mortgage Assn. 7.50% 2008	4	4
Government National Mortgage Assn. 6.50% 2009	32	32
Government National Mortgage Assn. 7.50% 2009	34	34
Government National Mortgage Assn. 7.50% 2009	33	34
Government National Mortgage Assn. 7.50% 2009	28	28
Government National Mortgage Assn. 7.50% 2009	26	27
Government National Mortgage Assn. 7.50% 2009	24	24
Government National Mortgage Assn. 7.50% 2009	20	21
Government National Mortgage Assn. 7.50% 2009	13	13
Government National Mortgage Assn. 9.00% 2009	312	317
Government National Mortgage Assn. 9.50% 2009	373	385
Government National Mortgage Assn. 9.50% 2009	28	29
Government National Mortgage Assn. 9.00% 2016	112	122
Government National Mortgage Assn. 9.00% 2017	31	34
Government National Mortgage Assn. 9.50% 2019	277	308
Government National Mortgage Assn. 8.50% 2020	48	52
Government National Mortgage Assn. 8.50% 2020	30	32
Government National Mortgage Assn. 9.50% 2020	93	103
Government National Mortgage Assn. 10.00% 2020	708	799
Government National Mortgage Assn. 8.50% 2021	236	256
Government National Mortgage Assn. 8.50% 2021	152	164
Government National Mortgage Assn. 8.50% 2021	71	76
Government National Mortgage Assn. 8.50% 2021	41	44
Government National Mortgage Assn. 10.00% 2021	1,544	1,718
Government National Mortgage Assn. 9.00% 2022	27	30
Government National Mortgage Assn. 8.50% 2023	30	33
Government National Mortgage Assn. 8.50% 2024	26	28
Government National Mortgage Assn. 8.50% 2024	24	26
Government National Mortgage Assn. 8.50% 2027	30	32
Government National Mortgage Assn. 8.50% 2028	25	26
Government National Mortgage Assn. 8.50% 2029	28	30
Government National Mortgage Assn. 4.00% 2035[1]	13,625	13,423
Government National Mortgage Assn. 4.00% 2035[1]	6,317	6,208
Government National Mortgage Assn. 4.00% 2035[1]	2,858	2,809
Government National Mortgage Assn. 6.00% 2036	25,510	25,817
Nykredit 4.00% 2035	DKr305,842	50,025
IndyMac INDX Mortgage Loan Trust, Series 2006-AR5, Class 2-A-1, 5.878% 2036[1]	$49,643	49,458
Tower Ventures, LLC, Series 2006-1, Class A-2, 5.45% 2036[2]	22,500	22,616
Tower Ventures, LLC, Series 2006-1, Class C, 5.707% 2036[2]	3,670	3,696
Tower Ventures, LLC, Series 2006-1, Class D, 6.052% 2036[2]	10,000	10,098
Tower Ventures, LLC, Series 2006-1, Class E, 6.495% 2036[2]	4,000	4,057
Tower Ventures, LLC, Series 2006-1, Class F, 7.036% 2036[2]	8,730	8,887
Banc of America Funding Corp., Series 2005-H, Class 9-A-1, 5.967% 2035[1]	45,716	45,816
J.P. Morgan Alternative Loan Trust, Series 2006-S3, Class A-6, 6.12% 2036	44,563	44,870
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026[2]	39,928	43,929
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033[2]	2,177	2,186
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-2, 6.592% 2033	17,250	17,933
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-2, 6.226% 2035	3,714	3,727
Salomon Brothers Commercial Mortgage Trust, Series 2001-C1, Class A-3, 6.428% 2035	16,420	17,061
Banc of America Mortgage Securities Trust, Series 2003-10, Class 3-A-1, 5.00% 2019	5,503	5,375
Banc of America Mortgage Securities Trust, Series 2003-F, Class 2-A-1, 3.734% 2033[1]	20,358	20,126
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033[1]	6,049	5,975
Banc of America Mortgage Securities Trust, Series 2003-I, Class 3-A-1, 4.53% 2033[1]	9,048	8,880
Deutsche Genossen-Hypobank, Series 883, 5.25% 2009	€29,447	40,056
GMAC Mortgage Loan Trust, Series 2006-AR1, Class 2-A-1, 5.647% 2036[1]	38,083	38,002
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class II-A, 4.61% 2033[1]	12,777	12,686
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.582% 2034[1]	23,734	23,488
Bear Stearns Asset-backed Securities I Trust, Series 2005-AC8, Class A-4, 5.50% 2035	15,050	14,966
Bear Stearns Asset-backed Securities I Trust, Series 2006-AC-2, Class II-1A-1, 6.00% 2036	20,951	20,945
GS Mortgage Securities Corp. II, Series 1998-C1, Class E, 7.197% 2030[1]	31,076	32,038
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.197% 2030[1]	3,750	3,860
MASTR Alternative Loan Trust, Series 2004-5, Class 5-A-1, 4.75% 2019	8,216	7,955
MASTR Alternative Loan Trust, Series 2003-2, Class 6-A-1, 6.00% 2033	729	730
MASTR Alternative Loan Trust, Series 2004-2, Class 2-A-1, 6.00% 2034	1,399	1,395
MASTR Alternative Loan Trust, Series 2005-1, Class 1-A-1, 5.50% 2035	16,283	15,962
MASTR Alternative Loan Trust, Series 2005-3, Class 1-A-1, 5.50% 2035	4,021	3,960
MASTR Alternative Loan Trust, Series 2005-3, Class 2-A-1, 6.00% 2035	5,212	5,208
MASTR Alternative Loan Trust, Series 2005-3, Class 3-A-1, 6.50% 2035	565	571
Residential Asset Mortgage Products Trust, Series 2004-RS9, Class A-I-4, AMBAC insured, 4.767% 2032	10,000	9,887
Residential Asset Mortgage Products Trust, Series 2004-RS10, Class A-I-6, 4.55% 2034	26,100	25,213
Structured Asset Securities Corp., Series 2003-29, Class 1-A-1, 4.75% 2018	14,030	13,580
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.52% 2027[1,2]	6,270	6,296
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.729% 2027[1,2]	2,330	2,336
Structured Asset Securities Corp., Series 1999-RF1, Class A, 7.851% 2028[1,2]	1,539	1,572
Structured Asset Securities Corp., Series 2003-17A, Class 3-A-1, 4.01% 2033[1]	1,898	1,868
Structured Asset Securities Corp., Series 2005-6, Class 5-A-4, 5.00% 2035	6,814	6,326
Structured Asset Securities Corp., Series 2005-6, Class 5-A-9, 5.00% 2035	2,654	2,613
HarborView Mortgage Loan Trust, Series 2005-15, Class 2-A1A2, 6.15% 2045[1]	32,422	32,734
Residential Asset Securitization Trust, Series 2005-A8CB, Class A-11, 6.00% 2035	19,742	19,689
Residential Asset Securitization Trust, Series 2005-A6CB, Class A-7, 6.00% 2035	12,987	12,999
Banc of America Alternative Loan Trust, Series 2005-4, Class 2-A-1, 5.00% 2020	16,175	15,798
Banc of America Alternative Loan Trust, Series 2005-6, Class 2-CB-2, 6.00% 2035	15,411	15,425
J.P. Morgan Mortgage Trust, Series 2004-S1, Class 1-A-7, 5.00% 2019	24,132	23,560
J.P. Morgan Mortgage Trust, Series 2005-A1, Class 4-A-1, 4.776% 2035[1]	7,903	7,634
Commercial Mortgage Trust, Series 2004-LB3A, Class A-4, 5.234% 2037	10,956	10,933
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038	20,000	18,744
GSR Mortgage Loan Trust, Series 2004-2F, Class XIIIA-1, 5.00% 2019	16,740	16,392
GSR Mortgage Loan Trust, Series 2005-AR1, Class 2-A-1, 4.941% 2035[1]	12,763	12,651
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class A-2, 7.439% 2031	5,000	5,230
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class B, 7.619% 2031	17,125	18,070
Chase Manhattan Bank - First Union National Bank, Commercial Mortgage Trust, Series 1999-1, Class C, 7.625% 2031	5,000	5,282
Adjustable Rate Mortgage Trust, Series 2006-1, Class 3-A-3, 5.96% 2036[1]	27,487	27,664
LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A-2, 7.95% 2025	14,500	15,511
LB-UBS Commercial Mortgage Trust, Series 2002-C1, Class A-3, 6.226% 2026	8,300	8,454
LB-UBS Commercial Mortgage Trust, Series 2005-C7, Class A-2, 5.103% 2030	3,468	3,452
GE Commercial Mortgage Corp., Series 2004-C3, Class B, 5.278% 2039	8,000	7,955
GE Commercial Mortgage Corp., Series 2004-C2, Class B, 4.983% 2040	19,193	18,721
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4-A, 5.688% 2034[1]	22,719	22,198
Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 3-A, 6.00% 2034	2,990	2,981
CSAB Mortgage-backed Trust, Series 2006-2, Class A-6-A, 5.72% 2036[1]	25,000	24,779
Morgan Stanley Dean Witter Capital I Trust, Series 2001-TOP5, Class A-3, 6.16% 2035	17,468	17,784
Morgan Stanley Dean Witter Capital I Trust, Series 2003-TOP9, Class A-1, 3.98% 2036	7,090	6,884
Morgan Stanley Capital I, Inc., Series 1998-HF2, Class A-2, 6.48% 2030	13,131	13,292
Morgan Stanley Capital I, Inc., Series 1999-FNV1, Class A-2, 6.53% 2031	9,779	9,946
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033	179	181
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-2, 6.531% 2033	17,590	18,413
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-1, 5.56% 2038	1,799	1,811
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038	2,500	2,590
Citigroup Mortgage Loan Trust, Inc., Series 2003-UST1, Class A-3, 5.00% 2018	16,733	16,421
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB1, Class A-3-1, 4.55% 2034[1]	4,548	4,493
Prudential Securities Secured Financing Corp., Series 1999-NRF1, Class C, 6.746% 2031	18,000	18,487
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A-4-1, 5.243% 2037	15,000	14,978
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class I-A-14, 5.50% 2035	13,339	13,315
Dexia Municipal Agency 3.50% 2009	€10,076	13,124
First Horizon Mortgage Pass-Through Trust, Series 2003-5, Class II-A-2, 5.00% 2018	$11,951	11,737
DLJ Commercial Mortgage Corp., Series 1999-CG1, Class A-1B, 6.46% 2032	10,000	10,200
Residential Funding Mortgage Securities I, Inc., Series 2004-SA1, Class A-II, 4.319% 2034[1]	10,090	9,886
Washington Mutual Securities Corp., Series 2005-AR1, Class A-1-A, 5.61% 2035[1]	7,495	7,506
Washington Mutual Securities Corp., WMALT Series 2005-1, Class 6-A-1, 6.50% 2035	1,469	1,495
American General Mortgage Loan Trust, Series 2006-1, Class A-5, 5.75% 2035[2]	8,500	8,488
DLJ Mortgage Acceptance Corp., Series 1998-CF1, Class A-1B, 6.41% 2031	8,261	8,317
Hypothekenbank in Essen AG 5.25% 2008	€6,000	8,021
Morgan Stanley Capital I Trust, Series 2005-HQ7, Class A-2, 5.203% 2042[1]	$7,875	7,865
Rheinische Hypothekenbank Eurobond 4.25% 2008	€5,000	6,629
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A-2, 4.353% 2042	$6,675	6,533
Bank of America, NA and First Union National Bank Commercial Mortgage Trust, Series 2001-3, Class A-1, 4.89% 2037	6,569	6,522
CS First Boston Mortgage Acceptance Corp., Series 2004-7, Class IV-A-1, 4.50% 2019	6,662	6,389
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032	3,209	3,246
First Union National Bank Commercial Mortgage Trust, Series 2001-C4, Class A-1, 5.673% 2033	2,283	2,295
Hilton Hotel Pool Trust, Series 2000-HLTA, Class F, 7.75% 2015[2]	5,000	5,165
RAAC Mortgage Loan Asset-backed Trust, Series 2004-SP3, Class A-I-5, 4.89% 2032	5,000	4,736
Specialty Underwriting and Residential Finance Trust, Series 2004-AA1, Class I-A1, 5.00% 2034	3,047	2,989
Ocwen Residential MBS Corp., Series 1998-R1, Class AWAC, 5.487% 2040[1,2]	2,070	1,993
SACO I Trust, Series 2005-2, Class A, interest only, 4.50% 2007[1,2]	24,546	681
SACO I Trust, Series 2005-1, Class A, interest only, 4.50% 2007[1,2]	16,489	339
SACO I Trust, Series 2005-3, Class A, interest only, 6.00% 2035[2]	29,359	919
GS Mortgage Securities Corp., Series 1998-2, Class M, 7.75% 2027[2]	571	592
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027	416	415
First Boston Mortgage Securities Corp., Series D, principal only, 0% 2017	105	84
First Boston Mortgage Securities Corp., Series D, interest only, 10.965% 2017	105	26
		5,704,798

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 10.93%
U.S. Treasury 3.125% 2007	150	149
U.S. Treasury 3.625% 2007	96,945	96,301
U.S. Treasury 3.375% 2007[9]	63,719	63,635
U.S. Treasury 6.25% 2007	143,385	143,597
U.S. Treasury 3.375% 2008	10,500	10,231
U.S. Treasury 3.625% 2008[9]	825	834
U.S. Treasury 3.625% 2009	25,000	24,340
U.S. Treasury 5.50% 2009[4]	5,510	5,602
U.S. Treasury 0.875% 2010[9]	21,795	20,669
U.S. Treasury 6.50% 2010	40,000	42,031
U.S. Treasury 2.375% 2011[9]	18,158	18,089
U.S. Treasury 3.50% 2011[9]	81,206	84,546
U.S. Treasury 4.25% 2011	30,000	29,510
U.S. Treasury 4.50% 2011	108,000	107,055
U.S. Treasury 4.50% 2011	275	273
U.S. Treasury 4.875% 2011	23,850	24,020
U.S. Treasury 5.00% 2011	25,000	25,316
U.S. Treasury 4.875% 2012	56,335	56,863
U.S. Treasury 10.375% 2012	24,500	25,595
U.S. Treasury 3.625% 2013	100,000	94,250
U.S. Treasury 4.25% 2013	793,650	773,936
U.S. Treasury 12.00% 2013	10,000	11,094
U.S. Treasury 2.00% 2014[9]	54,254	52,713
U.S. Treasury 4.00% 2014	275	263
U.S. Treasury 4.25% 2014	60,000	58,256
U.S. Treasury 11.25% 2015	90,000	129,333
U.S. Treasury 4.50% 2016	146,495	144,207
U.S. Treasury 9.25% 2016	10,000	13,327
U.S. Treasury 8.875% 2017	80,000	107,050
U.S. Treasury Principal Strip 0% 2018	31,220	18,106
U.S. Treasury 8.00% 2021	200	265
U.S. Treasury 6.875% 2025	129,700	160,544
U.S. Treasury 3.875% 2029[9]	6,786	8,560
U.S. Treasury 3.375% 2032[9]	882	1,067
U.S. Treasury 4.50% 2036	76,975	73,235
Fannie Mae 4.25% 2007	210,731	209,610
Fannie Mae 4.75% 2007	65,210	65,001
Fannie Mae 5.25% 2007	103,500	103,485
Fannie Mae 5.25% 2012	50,000	50,286
Federal Home Loan Bank 3.70% 2007	35,280	34,937
Federal Home Loan Bank 4.625% 2007	25,550	25,460
Federal Home Loan Bank 5.625% 2016	17,000	17,503
Freddie Mac 4.125% 2009	25,000	24,469
Freddie Mac 4.125% 2010	13,250	12,905
Freddie Mac 5.25% 2011	20,000	20,235
Freddie Mac 6.25% 2012	15,000	15,018
Federal Agricultural Mortgage Corp. 4.25% 2008	17,000	16,782
Federal Agricultural Mortgage Corp. 4.875% 2011[2]	15,000	14,945
Federal Agricultural Mortgage Corp. 5.50% 2011[2]	10,000	10,117
United States Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp., Series 2000-044-A, 3.74% 2015[3]	9,790	9,308
United States Agency for International Development, Republic of Egypt 4.45% 2015	5,000	4,840
		3,059,763

NON-U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES — 6.63%
Japanese Government 0.50% 2007	¥10,511,900	88,346
Japanese Government 0.90% 2008	7,187,550	60,531
Japanese Government 1.80% 2010	487,350	4,201
Japanese Government 1.30% 2011	1,160,250	9,813
Japanese Government 1.50% 2014	3,150,950	26,426
Japanese Government 2.30% 2035	5,212,000	43,878
United Mexican States Government Global 10.375% 2009	$9,700	10,718
United Mexican States Government, Series MI10, 9.50% 2014	MXP547,600	57,047
United Mexican States Government Global 11.375% 2016	$3,750	5,409
United Mexican States Government, Series M20, 8.00% 2023	MXP153,800	14,867
United Mexican States Government, Series M20, 10.00% 2024	489,800	56,310
United Mexican States Government Global 7.50% 2033	$6,705	7,929
United Mexican States Government Global 6.75% 2034	9,795	10,603
Israeli Government 7.50% 2014	ILS539,902	141,977
Israeli Government 6.50% 2016	66,360	16,724
Polish Government 5.75% 2010	PLN259,820	91,990
Polish Government 6.00% 2010	157,250	56,204
Singapore (Republic of) 3.125% 2011	S$ 94,525	61,929
Singapore (Republic of) 3.625% 2011	11,395	7,623
Singapore (Republic of) 3.75% 2016	105,325	72,727
German Government 4.50% 2009	€55,000	73,570
German Government 4.25% 2014	5,580	7,501
German Government 4.00% 2016	25,290	33,477
German Government 6.25% 2030	11,120	19,259
United Kingdom 4.50% 2007	£ 5,554	10,861
United Kingdom 5.00% 2008	1,380	2,697
United Kingdom 4.75% 2010	11,890	23,031
United Kingdom 4.75% 2015	21,303	41,599
United Kingdom 4.75% 2038	23,305	50,242
Swedish Government 5.00% 2009	SKr422,380	63,260
Swedish Government 5.25% 2011	311,885	48,073
Korean Government 5.00% 2011	KRW12,182,520	13,110
Korean Government 4.25% 2014	15,528,880	15,888
Korean Government 5.25% 2015	72,471,970	79,117
Canadian Government 4.25% 2026[9]	C$64,829	78,733
Thai Government 4.125% 2009	THB1,325,000	36,593
Thai Government 5.25% 2013	100,000	2,844
Thai Government 5.00% 2014	735,810	20,493
Thai Government 5.40% 2016	378,000	10,672
French Government O.A.T. Eurobond Strip Principal 0% 2019	€14,000	11,146
French Government O.A.T. Eurobond 5.50% 2029	7,610	12,031
French Government O.A.T. Eurobond 4.75% 2035	26,150	38,082
Russian Federation 5.00%/7.50% 2030[3,5]	$45,695	51,807
Russian Federation 5.00%/7.50% 2030[2,3,5]	145	164
Spanish Government 4.25% 2007	€34,030	45,030
Netherlands Government Eurobond 5.75% 2007	17,863	23,622
Netherlands Government Eurobond 5.25% 2008	6,000	8,069
Netherlands Government Eurobond 5.00% 2012	9,560	13,267
Aries Vermögensverwaltungs GmbH, Series C, 9.60% 2014	$23,000	29,699
Export-Import Bank of China 4.875% 2015[2]	20,000	19,344
Argentina (Republic of) 4.193% 2012[1,3]	4,265	3,025
Argentina (Republic of) 5.83% 2033[3,7,9]	ARS33,653	11,592
Argentina (Republic of) GDP-Linked 2035	53,810	2,093
Argentina (Republic of) 0.63% 2038[3,9]	12,716	1,937
Hungarian Government 6.00% 2011	HUF2,995,150	14,928
Italian Government BTPS Eurobond 6.00% 2007	€10,354	13,896
Brazilian Treasury Bill 6.00% 2010[9]	R$8,579	3,844
Brazil (Federal Republic of) Global 7.875% 2015	$1,250	1,396
Brazil (Federal Republic of) Global 8.00% 2018[3]	644	718
Brazil (Federal Republic of) Global 8.875% 2024	1,375	1,717
Brazil (Federal Republic of) Global 12.25% 2030	425	707
Brazil (Federal Republic of) Global 11.00% 2040	3,110	4,125
El Salvador (Republic of) 7.65% 2035[2]	8,580	9,760
Banque Centrale de Tunisie 4.75% 2011	€3,000	3,995
Banque Centrale de Tunisie 7.375% 2012	$4,500	4,896
Corporación Andina de Fomento 6.875% 2012	5,895	6,277
Corporación Andina de Fomento 5.125% 2015	2,000	1,928
State of Qatar 9.75% 2030	5,220	7,804
Panama (Republic of) Global 7.125% 2026	690	749
Panama (Republic of) Global 8.875% 2027	250	319
Panama (Republic of) Global 9.375% 2029	340	456
Panama (Republic of) Global 6.70% 2036[3]	5,748	6,007
Columbia (Republic of) Global 8.25% 2014	2,500	2,850
Colombia (Republic of) Global 12.00% 2015	COP4,600,000	2,445
Egypt (Arab Republic of) Treasury Bill 0% 2007	EGP18,425	2,968
Egypt (Arab Republic of) Treasury Bill 0% 2007	6,175	1,079
Egypt (Arab Republic of) Treasury Bill 0% 2007	EGP1,825	318
Turkey (Republic of) 12.375% 2009	$500	579
Turkey (Republic of) 15.00% 2010	TRY5,250	3,314
Peru (Republic of) 9.125% 2012	$432	501
Peru (Republic of) 8.375% 2016	2,500	2,981
Peru (Republic of) Past Due Interest Eurobond 5.00% 2017[1,3]	331	330
Indonesia (Republic of) 11.00% 2020	IDR10,000,000	1,143
Indonesia (Republic of) 12.80% 2021	11,890,000	1,561
Indonesia (Republic of) 12.90% 2022	2,562,000	338
Dominican Republic 9.50% 2011[2,3]	$2,344	2,530
Venezuela (Republic of) Global 8.50% 2014	245	278
Venezuela (Republic of) 9.25% 2027	780	996
Guatemala (Republic of) 10.25% 2011[2]	1,000	1,184
		1,856,097

ASSET-BACKED OBLIGATIONS[3]— 6.02%
Drive Auto Receivables Trust, Series 2005-2, Class A-2, MBIA insured, 4.12% 2010[2]	4,915	4,886
Drive Auto Receivables Trust, Series 2006-2, Class A-2, MBIA insured, 5.30% 2011[2]	2,150	2,152
Drive Auto Receivables Trust, Series 2005-1, Class A-4, MBIA insured, 4.01% 2012	28,125	27,688
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012[2]	60,520	59,717
Drive Auto Receivables Trust, Series 2005-3, Class A-4, FSA insured, 5.09% 2013[2]	17,500	17,473
Drive Auto Receivables Trust, Series 2006-1, Class A-4, FSA insured, 5.54% 2013[2]	67,000	67,691
Drive Auto Receivables Trust, Series 2006-2, Class A-3, MBIA insured, 5.33% 2014[2]	20,000	20,119
ARG Funding Corp., Series 2005-1, Class A-1, MBIA insured, 4.02% 2009[2]	21,000	20,706
ARG Funding Corp., Series 2005-2, Class A-1, AMBAC insured, 4.54% 2009[2]	51,820	51,385
ARG Funding Corp., Series 2005-1, Class A-3, MBIA insured, 4.29% 2011[2]	55,200	53,827
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011[2]	30,000	29,750
CPS Auto Receivables Trust, Series 2003-A, Class A-2, XLCA insured, 2.89% 2009[2]	1,615	1,591
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009[2]	208	206
CPS Auto Receivables Trust, Series 2004-A, Class A-2, FSA insured, 3.87% 2010[2]	6,488	6,401
CPS Auto Receivables Trust, Series 2004-D, Class A-2, XLCA insured, 3.86% 2011[2]	13,051	12,859
CPS Auto Receivables Trust, Series 2006-C, Class A-3, XLCA insured, 5.14% 2011[2]	16,300	16,309
CPS Auto Receivables Trust, Series 2005-B, Class A-2, FSA insured, 4.36% 2012[2]	17,605	17,365
CPS Auto Receivables Trust, Series 2005-D, Class A-2, FSA insured, 5.06% 2012[2]	7,600	7,596
CPS Auto Receivables Trust, Series 2006-A, Class 1-A-4, FSA insured, 5.33% 2012[2]	10,000	10,047
CPS Auto Receivables Trust, Series 2006-B, Class A-4, MBIA insured, 5.81% 2012[2]	23,000	23,467
CPS Auto Receivables Trust, Series 2006-C, Class A-4, XLCA insured, 5.14% 2013[2]	26,200	26,252
CWABS, Inc., Series 2006-23, Class 2-A-3, 5.52% 2033[1]	20,000	19,981
CWABS, Inc., Series 2004-12, Class 2-AV-2, 5.63% 2033[1]	1,986	1,988
CWABS, Inc., Series 2004-15, Class 2-AV-2, 5.62% 2034[1]	7,264	7,274
CWABS, Inc., Series 2005-11, Class AF-2, 4.657% 2036	22,666	22,415
CWABS, Inc., Series 2006-24, Class 2-A-3, 5.50% 2036[1]	37,506	37,586
MBNA Credit Card Master Note Trust, Series 2002-1, Class B, 5.15% 2009	17,000	16,997
MBNA Credit Card Master Note Trust, Series 2005-6, Class A, 4.50% 2013	42,500	41,776
Triad Automobile Receivables Trust, Series 2006-C, Class A-3, AMBAC insured, 5.26% 2011	26,000	25,976
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012	20,000	19,663
Triad Automobile Receivables Trust, Series 2006-C, Class A-4, AMBAC insured, 5.31% 2013	10,000	10,020
AmeriCredit Automobile Receivables Trust, Series 2003-A-M, Class A-4-A, MBIA insured, 3.10% 2009	786	773
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010	8,790	8,735
AmeriCredit Automobile Receivables Trust, Series 2005-C-F, Class A-4, FSA insured, 4.63% 2012	16,950	16,759
AmeriCredit Automobile Receivables Trust, Series 2006-B-G, Class A-4, FGIC insured, 5.21% 2013	23,680	23,695
WFS Financial Owner Trust, Series 2003-1, Class A-4, 2.74% 2010	1,849	1,818
WFS Financial Owner Trust, Series 2004-1, Class C, 2.49% 2011	1,426	1,398
WFS Financial Owner Trust, Series 2004-1, Class A-4, 2.81% 2011	11,357	11,105
WFS Financial Owner Trust, Series 2005-1, Class A-4, 3.87% 2012	35,250	34,440
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.38% 2014	20,000	20,153
GS Auto Loan Trust, Series 2006-1, Class A-4, 5.60% 2014	25,312	25,379
Vega ContainerVessel PLC, Series 2006-1, Class A, XLCA insured, 5.562% 2021[2]	45,000	44,930
Long Beach Acceptance Auto Receivables Trust, Series 2005-B, Class A-4, FSA insured, 4.522% 2012	17,000	16,770
Long Beach Acceptance Auto Receivables Trust, Series 2006-B, Class A-4, FSA insured, 5.18% 2013	27,800	27,829
Vanderbilt Mortgage and Finance, Inc., Series 2002-B, Class A-3, 4.70% 2018	4,253	4,227
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class A-4, 6.57% 2024	7,660	7,952
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024	10,250	10,533
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-4, 7.905% 2026	3,271	3,427
Vanderbilt Mortgage and Finance, Inc., Series 1997-C, Class II-A-1, 5.56% 2027[1]	971	971
Vanderbilt Mortgage and Finance, Inc., Series 2000-D, Class A-4, 7.715% 2027	3,774	3,935
Vanderbilt Mortgage and Finance, Inc., Series 2000-C, Class A-5, 8.195% 2030	6,889	7,335
Vanderbilt Mortgage and Finance, Inc., Series 2001-C, Class M-1, 6.76% 2032	1,473	1,503
Vanderbilt Mortgage and Finance, Inc., Series 2002-C, Class M-1, 7.82% 2032	3,000	3,201
UPFC Auto Receivables Trust, Series 2006-B, Class A-2, AMBAC insured, 5.15% 2009	740	739
UPFC Auto Receivables Trust, Series 2005-A, Class A-3, AMBAC insured, 4.34% 2010	12,166	12,077
UPFC Auto Receivables Trust, Series 2005-B, Class A-3, XLCA insured, 4.98% 2011	20,000	19,922
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-1, Class A-5, MBIA insured, 5.08% 2011[2]	18,000	17,897
Hertz Vehicle Financing LLC, Rental Car Asset-backed Notes, Series 2005-2, Class A-6, AMBAC insured, 5.08% 2011[2]	14,500	14,417
Residential Funding Mortgage Securities II, Inc., Series 2005-HI1, Class A-4, FGIC insured, 4.70% 2034	19,594	19,319
Residential Funding Mortgage Securities II, Inc., Series 2005-HS1, Class A-1-2, FGIC insured, 4.66% 2035	12,500	12,203
Drivetime Auto Owner Trust, Series 2004-C, Class A-3, XLCA insured, 3.493% 2010[2]	3,782	3,748
Drivetime Auto Owner Trust, Series 2006-A, Class A-3, XLCA insured, 5.501% 2011[2]	25,460	25,575
Capital Auto Receivables Asset Trust, Series 2004-2, Class A-4, 3.75% 2009	21,750	21,332
Capital Auto Receivables Asset Trust, Series 2005-SN1, Class B-2, 6.10% 2009[1]	2,485	2,503
Capital Auto Receivables Asset Trust, Series 2006-SN1, Class C, 5.77% 2010[2]	3,700	3,743
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023[2]	28,152	27,079
Capital One Multi-asset Execution Trust, Series 2006-10, Class A, 5.15% 2014	25,830	25,919
CWHEQ Home Equity Loan Trust, Series 2006-S2, Class A-5, FGIC insured, 5.753% 2027	15,750	15,789
CWHEQ Home Equity Loan Trust, Series 2006-S4, Class A-6, AMBAC insured, 5.834% 2034	9,650	9,700
Chase Issuance Trust, Series 2005-7, Class A, 4.55% 2013	17,500	17,188
Chase Issuance Trust, Series 2006-4, Class C, 5.64% 2014[1]	8,000	8,004
Prestige Auto Receivables Trust, Series 2005-1A, Class A-2, FSA insured, 4.37% 2012[2]	10,000	9,903
Prestige Auto Receivables Trust, Series 2006-1A, Class A-2, FSA insured, 5.25% 2013[2]	15,000	15,012
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031	17,055	17,044
Residential Asset Securities Corp. Trust, Series 2004-KS12, Class A-1-2, 5.58% 2035[1]	7,427	7,430
Honda Auto Receivables Owner Trust, Series 2006-2, Class A-4, 5.28% 2012	24,250	24,379
Advanta Business Card Master Trust, Series 2006-A5, Class A, 5.10% 2012	20,000	19,981
Advanta Business Card Master Trust, Series 2005-A2, Class A-2, 5.48% 2013[1]	2,000	1,998
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class B-1, 7.30% 2021	10,148	10,196
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-4, 6.57% 2027	8,290	8,539
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A-5, 7.12% 2032	3,000	3,189
Bear Stearns Asset-backed Securities I Trust, Series 2004-HE11, Class I-A-2, 5.65% 2033[1]	198	198
Bear Stearns Asset-backed Securities I Trust, Series 2005-CL1, Class A-1, 5.85% 2034[1]	20,534	20,614
Morgan Stanley ABS Capital I, Inc., Series 2004-NC3, Class M-1, 5.88% 2034[1]	18,822	18,878
Green Tree Financial Corp., Series 1995-3, Class B-2, 8.10% 2025[6]	3,991	1,348
Green Tree Financial Corp., Series 1996-10, Class A-6, 7.30% 2028	3,332	3,430
Green Tree Financial Corp., Series 1997-6, Class A-7, 7.14% 2029	7,526	7,798
Green Tree Recreational, Equipment & Consumer Trust, Series 1997-D, 7.25% 2029	3,972	3,653
Green Tree Financial Corp., Series 1997-6, Class B-2, 7.75% 2029[6]	3,051	—
Green Tree Financial Corp., Series 1998-4, Class B-2, 8.11% 2030[6]	8,028	80
Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M-1, 7.10% 2033[1]	2,551	2,568
Consumer Credit Reference Index Securities Program Trust, Series 2002-1A, Class A, 7.365% 2007[1,2]	10,158	10,194
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007[2]	8,250	8,315
AEP Texas Central Transitioning Funding II LLC, Senior Secured Transition Bonds, Series A, Class A-3, 5.09% 2015	16,545	16,364
Wachovia Auto Loan Owner Trust, Series 2006-1, Class A-4, 5.08% 2012[2]	10,000	9,989
Wachovia Auto Loan Owner Trust, Series 2006-1, Class B, 5.15% 2012[2]	5,000	4,991
Providian Gateway Master Trust, Series 2004-DA, Class A, 3.35% 2011[2]	15,000	14,791
CNL Funding, Series 2000-AA, Class A-2, MBIA insured, 8.044% 2017[2]	13,800	14,508
Cendant Timeshare Receivables Funding, LLC, Series 2005-1, Class A-1, FGIC insured, 4.67% 2017[2]	14,558	14,398
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009	14,250	14,379
American Express Credit Account Master Trust, Series 2005-3, Class B, 5.49% 2011[1]	7,000	7,004
American Express Credit Account Master Trust, Series 2006-3, Class C, 5.63% 2014[1,2]	6,000	5,997
New Century Home Equity Loan Trust, Series 2001-NC2, Class M-1, 6.58% 2031[1]	1,513	1,515
New Century Home Equity Loan Trust, Series 2004-A, Class A-II-5, FGIC insured, 5.25% 2034	11,000	10,924
First Investors Auto Owner Trust, Series 2003-A, Class A, MBIA insured, 2.58% 2011[2]	5,750	5,648
First Investors Auto Owner Trust, Series 2005-A, Class A-2, MBIA insured, 4.23% 2012[2]	6,791	6,716
Franklin Auto Trust, Series 2006-1, Class A-4, 5.03% 2014	10,000	9,981
Franklin Auto Trust, Series 2006-1, Class B, 5.14% 2014	2,000	1,993
MASTR Asset-backed Securities Trust, Series 2006-AB1, Class A-4, 5.719% 2036	11,500	11,374
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-3, 4.35% 2014	3,327	3,177
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-4, 5.27% 2018	1,706	1,683
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class A-5, 5.873% 2022	5,602	5,614
Providian Master Note Trust, Series 2005-A1A, Class A, 5.41% 2012[1,2]	10,000	10,008
Nordstrom Credit Card Master Note Trust, Series 2002-1, Class B, 6.05% 2010[1,2]	8,000	8,014
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-2, 3.87% 2011	7,552	7,430
Ford Credit Auto Owner Trust, Series 2006-B, Class B, 5.43% 2012	7,333	7,364
Discover Card Master Trust I, Series 1996-4, Class B, 5.90% 2013[1]	7,000	7,119
MBNA Master Credit Card Trust II, Series 1999-B, Class A, 5.90% 2011	3,000	3,055
MBNA Master Credit Card Trust II, Series 1999-B, Class B, 6.20% 2011	3,750	3,834
First USA Credit Card Master Trust, Series 1997-4, Class C, 6.361% 2010[1,2]	6,630	6,642
Home Equity Asset Trust, Series 2004-7, Class M-1, 5.97% 2035[1]	6,500	6,573
ACLC Business Loan Receivables Trust, Series 2002-1, Class A-2, 7.462% 2022[2]	5,470	5,525
GMAC Mortgage Loan Trust, Series 2006-HE3, Class A-5, FGIC insured, 5.809% 2036[1]	5,000	5,037
Chase Credit Card Owner Trust, Series 2003-6, Class B, 5.70% 2011[1]	5,000	5,023
PP&L Transition Bond Co. LLC, Series 1999-1, Class A-7, 7.05% 2009	4,968	4,999
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-1, 5.73% 2035	2,500	2,432
Origen Manufactured Housing Contract Trust, Series 2004-B, Class M-2, 6.51% 2035	2,000	2,019
PCR Auto Receivables Trust, Series 2004-1, Class A-2, XLCA insured, 3.995% 2010[2]	3,853	3,854
West Penn Funding LLC, Series 1999-A, Class A-4, 6.98% 2008	3,581	3,629
GreenPoint Credit Manufactured Housing Contract Trust, Series 2000-7, Class A-1, MBIA insured, 5.64% 2022[1]	3,582	3,593
Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF-4, 5.028% 2035[1]	3,490	3,430
Countryplace Manufactured Housing Contract, Series 2005-1, Class A-2, AMBAC insured, 4.42% 2035[2]	3,400	3,353
SLM Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039[2]	£1,160	2,247
Irwin Home Equity, Series 2006-2, Class 2-A3, FGIC insured, 6.40% 2036[1,2]	$2,000	2,051
IndyMac Home Equity Mortgage Loan Asset-backed Trust, Series SPMD 2001-A, Class AF-6, 6.537% 2030	1,642	1,638
Chase Auto Owner Trust, Series 2006-B, Class B, 5.24% 2014	1,500	1,497
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 5.66% 2035[1]	1,432	1,432
Capital One Master Trust, Series 2002-1A, Class B, 5.95% 2011[1]	1,000	1,010
Capital One Auto Finance Trust, Series 2004-B, Class A-3, MBIA insured, 2.96% 2009	889	888
NPF XII, Inc., Series 1999-3, Class B, 2.763% 2003[1,2,6]	3,000	0
NPF XII, Inc., Series 2001-1A, Class A, 2.30% 2004[1,2,6]	7,000	193
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007[2,6]	16,000	440
Option One Mortgage Loan Trust, Series 2002-1, Class M-1, 6.475% 2032[1]	581	581
Harley-Davidson Motorcycle Trust, Series 2002-2, Class B, 2.84% 2010	577	564
New South Motor Vehicle Trust, Series 2002-A, Class A-3, AMBAC insured, 3.03% 2010	442	438
Continental Auto Receivables Owner Trust, Series 2000-B, Class CTFS, MBIA insured, 7.11% 2007[2]	47	47
		1,686,937

MUNICIPALS — 0.62%
State of California, Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds, Series 2003-A-1, 6.25% 2033	$64,975	$72,639
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027	26,905	29,067
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025	27,136	27,072
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025	18,067	18,050
State of California, Los Angeles County Metropolitan Transportation Authority, General Revenue Refunding Bonds (Workers’ Compensation Funding Program), Series 2003, AMBAC insured, 3.83% 2008	5,000	4,902
State of California, Los Angeles County Metropolitan Transportation Authority, General Revenue Refunding Bonds (Workers’ Compensation Funding Program), Series 2003, AMBAC insured, 4.56% 2010	5,000	4,905
State of Washington, Tobacco Settlement Authority, Asset-backed Bonds, Series 2002, 6.50% 2026	6,585	7,258
California Maritime Infrastructure Authority, Taxable Lease Revenue Bonds (San Diego Unified Port District-South Bay Plant Acquisition), Series 1999, 6.63% 2009[2]	6,855	6,901
State of New York, Housing Finance Agency, State Personal Income Tax Revenue Bonds
(Economic Development and Housing), Series B, 2.88% 2007	2,000	1,990
State of New York, Housing Finance Agency, State Personal Income Tax Revenue Bonds
(Economic Development and Housing), Series B, 3.09% 2007	2,200	2,166
		174,950

Total bonds & notes (cost: $24,331,753,000)		24,669,630

Convertible securities — 0.37%	Shares or principal amount

INFORMATION TECHNOLOGY — 0.10%
Conexant Systems, Inc. 4.00% convertible notes 2007	$14,700,000	14,718
SCI Systems, Inc. 3.00% convertible debentures 2007	$12,000,000	11,985
		26,703

TELECOMMUNICATION SERVICES — 0.07%
American Tower Corp. 5.00% convertible debentures 2010	$21,000,000	21,026

CONSUMER DISCRETIONARY — 0.07%
Amazon.com, Inc. 6.875% PEACS convertible notes 2010	€9,005,000	12,089
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	228,100	7,801
		19,890

UTILITIES — 0.06%
AES Trust VII 6.00% convertible preferred 2008	351,450	17,397

FINANCIALS — 0.02%
Equity Office Properties Trust, Series B, 5.25% convertible preferred 2008	70,400	4,737

MISCELLANEOUS — 0.05%
Other convertible securities in initial period of acquisition		12,640

Total convertible securities (cost: $89,079,000)		102,393

Preferred securities — 3.75%	Shares	Market value (000)

FINANCIALS — 3.71%
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred[1,2]	121,238,000	$128,522
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred[1,2]	52,000,000	54,410
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred[1,2]	85,750,000	96,683
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual preferred[1,2]	25,000,000	37,044
HSBC Capital Funding LP 8.03% noncumulative preferred[1]	20,000,000	30,750
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred[1]	105,720,000	107,570
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred[1,2]	12,000,000	12,731
MUFG Capital Finance 2 Ltd. 4.85% noncumulative preferred[1]	4,650,000	6,000
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative preferred[1,2]	57,995,000	59,082
Fannie Mae, Series O, 7.00% preferred[1,2]	900,000	48,206
Fannie Mae, Series E, 5.10% preferred	150,000	6,787
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred[1,2]	21,750,000	22,144
BNP Paribas Capital Trust 9.003% noncumulative trust preferred[1,2]	15,000,000	16,781
BNP Paribas 5.186% noncumulative[1,2]	12,000,000	11,540
Swire Pacific Capital Ltd. 8.84% cumulative guaranteed perpetual capital securities[2]	1,670,000	48,065
Wachovia Capital Trust III 5.80%[1]	45,000,000	45,413
Banco Santander Central Hispano, SA 6.80%[2,10]	1,600,000	41,200
Resona Preferred Global Securities (Cayman) Ltd. 7.191%[1,2]	33,925,000	35,454
National Bank of Canada, Series A, 8.35% exchangeable preferred depositary shares	1,200,000	31,548
ING Capital Funding Trust III 8.439% noncumulative preferred[1]	24,750,000	27,341
Chuo Mitsui Trust and Banking Co., Ltd. 5.506%[1,2]	24,970,000	23,889
RBS Capital Trust I 4.709% noncumulative trust preferred[1]	16,000,000	15,231
Royal Bank of Scotland Group PLC 6.625%[1]	4,700,000	6,567
Weingarten Realty Investors, Series D, 6.75% preferred 2008	495,420	12,569
Weingarten Realty Investors, Series E, 6.95% cumulative redeemable preferred depositary shares	250,000	6,435
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred[1,2]	17,638,000	18,571
Société Générale 7.85%[1,2]	17,705,000	17,839
Standard Chartered Capital Trust I 8.16%[1]	10,000,000	14,628
Freddie Mac, Series U, 5.90%	500,000	13,075
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares[1,2]	11,250,000	12,110
HVB Funding Trust VIII 7.055%[1]	7,400,000	10,847
HBOS Capital Funding LP, Series A, 6.461% noncumulative preferred[1]	3,000,000	6,192
New Plan Excel Realty Trust, Inc., Series D, 7.80% preferred cumulative step-up premium rate	112,500	6,019
Nationwide Health Properties, Inc., Series A, 7.677% preferred cumulative step-up premium rate	50,000	5,055
Westpac Capital Trust IV 5.256%[1,2]	4,500,000	4,285
		1,040,583

CONSUMER STAPLES — 0.00%
Great Atlantic & Pacific Tea Co., Inc. 9.375% QUIBS preferred 2039	18,500	475

CONSUMER DISCRETIONARY — 0.00%
Adelphia Communications Corp., Series B, 13.00% preferred 2009[8,10]	50,565	0

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc. 14.00% preferred 2009[7,8,10]	24	0

MISCELLANEOUS — 0.04%
Other preferred securities in initial period of acquisition		9,987

Total preferred securities (cost: $973,016,000)		1,051,045

Common stocks — 0.32%	Shares	Market value (000)

UTILITIES — 0.23%
Drax Group PLC	4,014,950	$64,148

TELECOMMUNICATION SERVICES — 0.03%
Dobson Communications Corp., Class A10	1,051,359	9,157
XO Holdings, Inc.[10]	7,614	33
		9,190

INDUSTRIALS — 0.02%
DigitalGlobe Inc.[2,8,10]	3,984,039	3,984
Delta Air Lines, Inc.[2,10]	312,961	407
		4,391

INFORMATION TECHNOLOGY — 0.02%
ZiLOG, Inc.[10,11]	879,000	3,850

FINANCIALS — 0.01%
Beverly Hills Bancorp Inc.	446,000	3,697

HEALTH CARE — 0.00%
Clarent Hospital Corp.[8,10,11]	331,291	83

MISCELLANEOUS — 0.01%
Other common stocks in initial period of acquisition		2,615

Total common stocks (cost: $53,405,000)		87,974

Warrants — 0.00%

TELECOMMUNICATION SERVICES — 0.00%
XO Holdings, Inc., Series A, warrants, expire 2010[10]	15,233	11
XO Holdings, Inc., Series B, warrants, expire 2010[10]	11,424	5
XO Holdings, Inc., Series C, warrants, expire 2010[10]	11,424	2
GT Group Telecom Inc., warrants, expire 2010[2,8,10]	2,750	0

Total warrants (cost: $143,000)		18

	Principal amount	Market value
Short-term securities — 6.44%	(000)	(000)

Federal Home Loan Bank 5.15%-5.195% due 1/10-3/28/2007	$231,900	$230,678
Variable Funding Capital Corp. 5.24%-5.27% due 1/5-1/16/2007[2]	214,900	214,615
Abbott Laboratories 5.20%-5.24% due 1/16-2/8/2007[2]	89,200	88,854
Abbott Laboratories 5.20%-5.205% due 3/13-3/15/2007[2,4]	64,800	64,124
Hewlett-Packard Co. 5.28%-5.29% due 2/6-2/9/2007[2]	148,500	147,658
Clipper Receivables Co., LLC 5.24%-5.28% due 1/23-2/5/2007[2]	145,800	145,218
Three Pillars Funding, LLC 5.28%-5.32% due 1/16-1/24/2007[2]	109,747	109,404
Three Pillars Funding, LLC 5.27% due 3/19/2007[2,4]	35,775	35,375
CAFCO, LLC 5.24%-5.25% due 1/16-1/19/2007[2]	90,800	90,569
Ciesco LLC 5.25% due 1/30/2007[2]	50,000	49,783
Procter & Gamble International Funding S.C.A. 5.23%-5.26% due 1/8-2/9/2007[2]	120,400	120,056
CIT Group, Inc. 5.26% due 1/24/2007[2]	50,000	49,832
CIT Group, Inc. 5.25% due 2/15-2/23/2007[2,4]	50,200	49,852
HSBC Finance Corp. 5.23% due 1/12/2007	63,000	62,890
Bank of America Corp. 5.25% due 2/21/2007	60,700	60,266
AT&T Inc. 5.32% due 1/2/2007[2]	54,900	54,868
American General Finance Corp. 5.22% due 1/4/2007	50,000	49,971
FCAR Owner Trust I 5.27% due 1/9/2007	50,000	49,934
Johnson & Johnson 5.18% due 1/19/2007[2]	39,500	39,392
Park Avenue Receivables Co., LLC 5.25% due 1/11/2007[2]	32,031	31,979
Atlantic Industries 5.23% due 2/28/2007[2,4]	30,000	29,750
Kimberly-Clark Worldwide Inc. 5.25% due 1/18/2007[2]	18,000	17,953
Concentrate Manufacturing Co. of Ireland 5.20% due 1/22/2007[2]	11,300	11,264

Total short-term securities (cost: $1,804,217,000)		1,804,285

Total investment securities (cost: $27,251,613,000)		27,715,345
Other assets less liabilities		292,455

Net assets		$28,007,800

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1 Coupon rate may change periodically.
2 Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
The total value of all such restricted securities was $6,559,882,000, which represented 23.42% of the net assets of the fund.
3 Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
4 This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
5 Step bond; coupon rate will increase at a later date.
6 Scheduled interest and/or principal payment was not received.
7 Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
8 Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,”
was $24,582,000.
9 Index-linked bond whose principal amount moves with a government retail price index.
10Security did not produce income during the last 12 months.
11Represents an affiliated company as defined under the Investment Company Act of 1940.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so you may lose money.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in each fund’s prospectus, which can be obtained from a financial adviser and should be read carefully before investing.

MFGEFP-908-0207-S6863

Summary investment portfolio, December 31, 2006

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

[begin pie chart]
Corporate bonds & notes	43.5
Mortgage-backed obligations	20.4
U.S. government & government agency bonds & notes	10.9
Non-U.S. government & government agency bonds & notes	6.6
Asset-backed obligations	6.0
Preferred securities	3.8
Municipals	0.6
Convertible securities	0.4
Common stocks & warrants	0.3
Short-term securities & other assets less liabilities	7.5
[end pie chart]

	Principal	Market	Percent
	amount	value	of net
Bonds & notes - 88.08%	(000)	(000)	assets

Corporate bonds & notes - 43.51%
Financials - 19.00%
General Motors Acceptance Corp.:
7.569% 2014 (1)	$75,000	$78,576
5.85%-7.75% 2007-2014 (1)	149,435	154,095
Residential Capital Corp.:
6.375% 2010	78,250	79,222
6.00%-7.204% 2009-2015 (1) (2)	85,780	86,913	1.42%
International Lease Finance Corp. 3.125%-5.875% 2007-2013	152,565	151,361
American General Finance Corp. 5.40%-5.85% 2011-2016 (1)	82,500	83,084
ILFC E-Capital Trust II 6.25% 2065 (1) (2)	44,975	45,766
AIG SunAmerica Global Financing VII 5.85% 2008 (2)	24,250	24,451
American International Group, Inc. 6.25% 2036	8,750	9,329
ASIF Global Financing XVIII 3.85% 2007 (2)	5,785	5,709
ASIF Global Financing XXVIII 5.41% 2007 (1) (2)	2,000	2,001	1.15
Washington Mutual Preferred Funding I Ltd. 6.534% (undated) (1) (2)	89,500	88,787
Washington Mutual Preferred Funding II Ltd. 6.665% (undated) (1) (2)	74,800	75,514
Washington Mutual, Inc. 4.375%-5.95% 2008-2017 (1)	85,735	85,190
Washington Mutual Bank 5.795% 2013 (1)	35,000	35,045	1.02
Ford Motor Credit Co.:
4.875% 2007	€13,950	18,407
9.75% 2010 (2)	$94,500	100,608
7.20%-10.61% 2007-2012 (1) (2)	116,925	121,371.86
Household Finance Corp. 4.125%-7.875% 2007-2011	109,000	110,334
HSBC Finance Corp. 4.625%-5.724% 2010-2015 (1)	78,230	77,507
Midland Bank 5.688% Eurodollar note (undated) (1)	15,000	13,013
HSBC Bank USA 4.625% 2014 (2)	6,550	6,253
HSBC Holdings PLC 6.50% 2036	1,950	2,105.75
Sumitomo Mitsui Banking Corp. 6.078% (undated) (1) (2)	99,800	99,396.35
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1) (2)	76,250	77,442.28
HBOS PLC, Series B, 5.92% (undated) (1) (2)	76,400	75,071.27
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008	34,250	33,661
Wachovia Corp. 5.30%-5.625% 2011-2016	12,000	12,077.16
Other securities		3,569,321	12.74
		5,321,609	19.00

Consumer discretionary - 5.61%
Ford Capital BV 9.50% 2010	5,543	5,543.02
Other securities		1,564,862	5.59
		1,570,405	5.61

Industrials - 4.74%
Northwest Airlines, Inc., Term Loan A, 7.116% 2018 (1) (3)	75,150	75,150.27
Other securities		1,252,622	4.47
		1,327,772	4.74

Telecommunication services - 4.51%
Nextel Communications, Inc.:
Series E, 6.875% 2013	109,480	110,723
Series D, 7.375% 2015	98,705	101,312.76
AT&T Wireless Services, Inc. 8.125% 2012	87,630	98,715.35
France Télécom 7.75% 2011 (1)	85,050	92,725.33
Other securities		860,804	3.07
		1,264,279	4.51

Utilities - 2.61%
Other securities		731,125	2.61

Energy - 2.57%
Energy Transfer Partners, LP 5.95% 2015	72,670	73,198.26
Other securities		646,817	2.31
		720,015	2.57

Other corporate bonds & notes - 4.47%
Other securities		1,251,880	4.47

Mortgage-backed obligations (3) - 20.37%
Fannie Mae:
5.50% 2035	79,710	78,888
5.50% 2036	79,036	78,123
0%-12.046% 2009-2042 (1)	934,533	929,530	3.88
Freddie Mac:
6.00% 2036	308,540	310,805
0%-11.00% 2007-2036 (1)	472,600	459,178	2.75
CS First Boston Mortgage Securities Corp. 0%-7.791% 2018-2041 (1) (2)	452,947	442,641	1.58
Countrywide Alternative Loan Trust:
Series 2005-46CB, Class A-8, 5.50% 2035	87,742	87,613
4.75%-6.00% 2019-2036 (1)	313,552	311,775	1.43
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046	91,455	89,923.32
Other securities		2,916,322	10.41
		5,704,798	20.37

U.S. government & government agency bonds & notes - 10.93%
U.S. Treasury:
3.625% 2007	96,945	96,301
6.25% 2007	143,385	143,597
3.50% 2011 (4)	81,206	84,546
4.50% 2011	108,000	107,055
3.625% 2013	100,000	94,250
4.25% 2013	793,650	773,936
11.25% 2015	90,000	129,333
4.50% 2016	146,495	144,207
8.875% 2017	80,000	107,050
6.875% 2025	129,700	160,544
4.50% 2036	76,975	73,235
0%-12.00% 2007-2032 (4) (5)	519,234	510,808	8.66
Fannie Mae:
4.25% 2007	210,731	209,610
5.25% 2007	103,500	103,485
4.75%-5.25% 2007-2012	115,210	115,287	1.53
Federal Home Loan Bank 3.70%-5.625% 2007-2016	77,830	77,900.28
Freddie Mac 4.125%-6.25% 2009-2012	73,250	72,627.26
Other securities		55,992.20
		3,059,763	10.93

Non-U.S. government & government agency bonds & notes - 6.63%
Israeli Government 7.50% 2014	ILS539,902	141,977.51
Polish Government 5.75% 2010	PLN259,820	91,990.33
Japanese Government 0.50% 2007	¥10,511,900	88,346.32
Korean Government 5.25% 2015	KRW72,471,970	79,117.28
Canadian Government 4.25% 2026 (4)	C$64,829	78,733.28
German Government 4.50% 2009	€55,000	73,570.26
Other securities		1,302,364	4.65
		1,856,097	6.63

Asset-backed obligations - 6.02%
Other securities		1,686,937	6.02

Municipals - 0.62%
Other securities		174,950.62

Total bonds & notes (cost: $24,331,753,000)		24,669,630	88.08

Convertible securities - 0.37%

Other - 0.32%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032	228,100	7,801.03
Other securities		81,952.29
		89,753.32

Miscellaneous - 0.05%
Other convertible securities in initial period of acquisition		12,640.05

Total convertible securities (cost: $89,079,000)		102,393.37

		Market	Percent
		value	of net
Preferred securities - 3.75%	Shares	(000)	assets

Financials - 3.71%
HSBC Capital Funding LP:
Series 1, 9.547% noncumulative step-up perpetual preferred (1) (2)	85,750,000	96,683
Series 2, 10.176% noncumulative step-up perpetual preferred (1) (2)	25,000,000	37,044
8.03% noncumulative preferred (1)	20,000,000	30,750.59
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred (1) (2)	121,238,000	128,522.46
MUFG Capital Finance 1 Ltd. 6.346% noncumulative preferred (1)	105,720,000	107,570.38
Fannie Mae:
Series O, 7.00% preferred (1) (2)	900,000	48,206
Series E, 5.10% preferred	150,000	6,787.20
Wachovia Capital Trust III 5.80% preferred (1)	45,000,000	45,413.16
Freddie Mac, Series U, 5.90% preferred	500,000	13,075.05
Other securities		526,533	1.87
		1,040,583	3.71

Other - 0.00%
Other securities		475.00

Miscellaneous - 0.04%
Other preferred securities in initial period of acquisition		9,987.04

Total preferred securities (cost: $973,016,000)		1,051,045	3.75

Common stocks - 0.32%

Other - 0.31%
Other securities		85,359.31

Miscellaneous - 0.01%
Other common stocks in initial period of acquisition		2,615.01

Total common stocks (cost: $53,405,000)		87,974.32

Warrants - 0.00%

Telecommunication services - 0.00%
Other securities		18.00

Total warrants (cost: $143,000)		18.00

	Principal	Market	Percent
	amount	value	of net
Short-term securities - 6.44%	(000)	(000)	assets

Federal Home Loan Bank 5.15%-5.195% due 1/10-3/28/2007	$231,900	$230,678.82%
Variable Funding Capital Corp. 5.24%-5.27% due 1/5-1/16/2007 (2)	214,900	214,615.77
Abbott Laboratories 5.20%-5.24% due 1/16-3/15/2007 (2) (5)	154,000	152,978.55
Hewlett-Packard Co. 5.28%-5.29% due 2/6-2/9/2007 (2)	148,500	147,658.53
Clipper Receivables Co., LLC 5.24%-5.28% due 1/23-2/5/2007 (2)	145,800	145,218.52
Three Pillars Funding, LLC 5.27%-5.32% due 1/16-3/19/2007 (2) (5)	145,522	144,779.52
CAFCO, LLC 5.24%-5.25% due 1/16-1/19/2007 (2)	90,800	90,569
Ciesco LLC 5.25% due 1/30/2007 (2)	50,000	49,783.50
Procter & Gamble International Funding S.C.A. 5.23%-5.26% due 1/8-2/9/2007 (2)	120,400	120,056.43
CIT Group, Inc. 5.25%-5.26% due 1/24-2/23/2007 (2) (5)	100,200	99,684.35
HSBC Finance Corp. 5.23% due 1/12/2007	63,000	62,890.22
American General Finance Corp. 5.22% due 1/4/2007	50,000	49,971.18
FCAR Owner Trust I 5.27% due 1/9/2007	50,000	49,934.18
Other securities		245,472.87

Total short-term securities (cost: $1,804,217,000)		1,804,285	6.44

Total investment securities (cost: $27,251,613,000)		27,715,345	98.96
Other assets less liabilities		292,455	1.04

Net assets		$28,007,800	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.
"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company.  The market value of the fund's holdings in affiliated companies is included in "Other securities" under their respective industry sectors in the preceding summary investment portfolio. Further details on these holdings and related transactions during the year ended December 31, 2006, appear below.

Company	Beginning shares	Purchases	Sales	Ending shares	Dividend income (000)	Market value of affiliates at 12/31/06 (000)
ZiLOG, Inc. (6)	879,000	-	-	879,000	-	$3,850
ZiLOG, Inc. - MOD III Inc., units	1,447	-	1,447	-	-	-
Clarent Hospital Corp. (6) (7)	331,291	-	-	331,291	-	83
					-	$3,933

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Coupon rate may change periodically.
(2) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $6,559,882,000, which represented 23.42% of the net assets of the fund.

(3) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(4) Index-linked bond whose principal amount moves with a government retail price index.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.
(6) Security did not produce income during the last 12 months.
(7) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $24,582,000.

The industry classifications shown in the summary investment portfolio were obtained from sources believed to be reliable and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at December 31, 2006	(dollars and shares in thousands, except per-share amounts		)

Assets:
Investment securities at market:
Unaffiliated issuers (cost: $27,235,506)	$27,711,412
Affiliated issuers (cost: $16,107)	3,933	$27,715,345
Cash		21,328
Receivables for:
Sales of investments	84,267
Sales of fund's shares	98,512
Open forward currency contracts	29
Dividends and interest	325,994	508,802
		28,245,475
Liabilities:
Payables for:
Purchases of investments	149,373
Repurchases of fund's shares	68,536
Open forward currency contracts	55
Closed forward currency contracts	2,444
Investment advisory services	5,185
Services provided by affiliates	11,024
Deferred directors' compensation	467
Other	591	237,675
Net assets at December 31, 2006		$28,007,800

Net assets consist of:
Capital paid in on shares of capital stock		$28,074,131
Undistributed net investment income		9,082
Accumulated net realized loss		(540,592)
Net unrealized appreciation		465,179
Net assets at December 31, 2006		$28,007,800

Total authorized capital stock - 5,000,000 shares, $.001 par value (2,103,404 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share*

Class A	$20,670,101	1,552,338	$13.32
Class B	1,458,357	109,524	13.32
Class C	1,847,118	138,720	13.32
Class F	1,610,750	120,969	13.32
Class 529-A	387,879	29,130	13.32
Class 529-B	68,588	5,151	13.32
Class 529-C	169,734	12,747	13.32
Class 529-E	21,000	1,577	13.32
Class 529-F	14,523	1,091	13.32
Class R-1	29,193	2,192	13.32
Class R-2	499,561	37,517	13.32
Class R-3	570,174	42,820	13.32
Class R-4	324,874	24,398	13.32
Class R-5	335,948	25,230	13.32
(*) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A and 529-A, for which the maximum offering prices per share were $13.84 each.

See Notes to Financial Statements

Statement of operations
for the year ended December 31, 2006	(dollars in thousands	)

Investment income:
Income:
Interest (net of non-U.S. taxes of $594)	$1,397,817
Dividends	22,223	$1,420,040

Fees and expenses(*):
Investment advisory services	62,421
Distribution services	89,142
Transfer agent services	24,571
Administrative services	9,569
Reports to shareholders	872
Registration statement and prospectus	1,232
Postage, stationery and supplies	2,513
Directors' compensation	192
Auditing and legal	136
Custodian	1,253
State and local taxes	184
Other	274
Total fees and expenses before reimbursements/waivers	192,359
Less reimbursements/waivers of fees and expenses:
Investment advisory services	6,242
Administrative services	993
Total fees and expenses after reimbursements/waivers		185,124
Net investment income		1,234,916

Net realized loss and unrealized appreciation on investments and non-U.S. currency:
Net realized loss on:
Investments (including $791 net loss from affiliate)	(40,050)
Non-U.S. currency transactions	(47,624)	(87,674)
Net unrealized appreciation (depreciation) on:
Investments	265,200
Non-U.S. currency translations	(855)	264,345
Net realized loss and unrealized appreciation on investments and non-U.S. currency		176,671
Net increase in net assets resulting from operations		$1,411,587

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands	)

	Year ended December 31
	2006	2005
Operations:
Net investment income	$1,234,916	$965,151
Net realized (loss) gain on investments and non-U.S. currency transactions	(87,674)	193,485
Net unrealized appreciation (depreciation) on investments and non-U.S. currency translations	264,345	(753,973)
Net increase in net assets resulting from operations	1,411,587	404,663

Dividends paid to shareholders from net investment income	(1,214,994)	(1,081,144)

Capital share transactions	4,835,584	3,822,696

Total increase in net assets	5,032,177	3,146,215

Net assets:
Beginning of year	22,975,623	19,829,408
End of year (including undistributed net investment income: $9,082 and $13,350, respectively)	$28,007,800	$22,975,623

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The Bond Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks as high a level of current income as is consistent with preservation of capital through a diversified portfolio of bonds and other fixed-income obligations.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica® savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Class A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Class B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Class B and 529-B convert to Class A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Class F and 529-F	None	None	None
Class R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Security valuation - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Forward currency contracts are valued at the mean of representative quoted bid and asked prices. Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under procedures adopted by authority of the fund's board of directors. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Non-U.S. currency translation - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

Forward currency contracts - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S. currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from investments denominated in non-U.S. currencies. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates. Due to these risks, the fund could incur losses up to the entire contract amount, which may exceed the net unrealized value shown on the accompanying financial statements. On a daily basis, the fund values forward currency contracts based on the applicable exchange rates and records unrealized gains or losses. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Mortgage dollar rolls - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction; therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income on the accompanying financial statements.

Loan transactions - The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. Risks may arise due to the delayed settlement date of the loan transaction and the ability of the agent and/or the borrower to meet the obligations of the loan.

2.	Non-U.S. investments

Investment risk - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

Taxation - Dividend and interest income is recorded net of non-U.S. taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on realized and unrealized gains to provide for potential non-U.S. taxes payable on these securities. For the year ended December 31, 2006, non-U.S. taxes paid on unrealized gains were $29,000. As of December 31, 2006, there were no non-U.S. taxes provided on realized and unrealized gains.

3. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

Distributions - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; cost of investments sold; and net capital losses. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended December 31, 2006, the fund reclassified $24,173,000 from undistributed net investment income to accumulated net realized loss and $17,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of December 31, 2006, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows:

	(dollars in thousands)
Undistributed ordinary income		$19,605
Capital loss carryforwards*:
Expiring 2010	$(183,032)
Expiring 2011	(243,982)
Expiring 2014	(69,196)	(496,210)
Gross unrealized appreciation on investment securities		631,724
Gross unrealized depreciation on investment securities		(221,776)
Net unrealized appreciation on investment securities		409,948
Cost of investment securities		27,305,397
*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid to shareholders from net investment income were as follows (dollars in thousands):

	Year ended December 31
Share class	2006	2005
Class A	$941,317	$867,764
Class B	59,893	61,634
Class C	66,720	55,743
Class F	55,145	33,288
Class 529-A	16,173	11,711
Class 529-B	2,569	2,278
Class 529-C	5,889	4,413
Class 529-E	840	618
Class 529-F	550	295
Class R-1	943	629
Class R-2	17,973	13,142
Class R-3	21,268	14,060
Class R-4	12,290	7,048
Class R-5	13,424	8,521
Total	$1,214,994	$1,081,144

4. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company SM ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc.SM ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.12% on such assets in excess of $20 billion. The agreement also provides for monthly fees, accrued daily, based on a declining series of rates beginning with 2.25% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.75% on such income in excess of $41,666,667. During the year ended December 31, 2006, CRMC reduced investment advisory service rates to a proposed rate that would continue the series of rates to include an additional annual rate of 0.115% on daily net assets in excess of $28 billion. CRMC is currently waiving 10% of investment advisory services fees. During the year ended December 31, 2006, total investment advisory services fees waived by CRMC were $6,242,000. As a result, the fee shown on the accompanying financial statements of $62,421,000, which was equivalent to an annualized rate of 0.250%, was reduced to $56,179,000, or 0.225% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of December 31, 2006, unreimbursed expenses subject to reimbursement totaled $7,759,000 for Class A. There were no unreimbursed expenses subject to reimbursement for Class 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Class B and 529-B	1.00	1.00
Class C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class 529-E and R-3	0.50	0.75
Class F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended December 31, 2006, the total administrative services fees paid by CRMC were $8,000 and $985,000 for Class R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended December 31, 2006, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$47,213	$22,923	Not applicable	Not applicable	Not applicable
Class B	14,221	1,648	Not applicable	Not applicable	Not applicable
Class C	15,929	Included in administrative services	$2,143	$488	Not applicable
Class F	2,712		903	264	Not applicable
Class 529-A	622		285	74	$325
Class 529-B	625		55	35	62
Class 529-C	1,417		124	61	141
Class 529-E	90		16	4	18
Class 529-F	-		9	2	11
Class R-1	221		28	20	Not applicable
Class R-2	3,194		622	2,118	Not applicable
Class R-3	2,287		645	486	Not applicable
Class R-4	611		351	22	Not applicable
Class R-5	Not applicable		247	10	Not applicable
Total	$89,142	$24,571	$5,428	$3,584	$557

Deferred directors’ compensation - Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $192,000, shown on the accompanying financial statements, includes $122,000 in current fees (either paid in cash or deferred) and a net increase of $70,000 in the value of the deferred amounts.

Affiliated officers and directors - Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

5. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended December 31, 2006
Class A	$5,447,659	413,075	$828,398	62,824	$(3,488,816)	(264,831)	$2,787,241	211,068
Class B	211,762	16,071	50,434	3,825	(228,925)	(17,385)	33,271	2,511
Class C	676,419	51,255	56,789	4,305	(327,868)	(24,894)	405,340	30,666
Class F	981,606	74,277	44,262	3,353	(228,643)	(17,352)	797,225	60,278
Class 529-A	124,278	9,418	16,139	1,224	(28,777)	(2,183)	111,640	8,459
Class 529-B	11,920	903	2,563	195	(4,252)	(323)	10,231	775
Class 529-C	58,933	4,463	5,874	445	(17,057)	(1,294)	47,750	3,614
Class 529-E	6,627	502	837	64	(1,969)	(149)	5,495	417
Class 529-F	7,487	568	549	42	(945)	(72)	7,091	538
Class R-1	16,185	1,224	931	71	(5,750)	(436)	11,366	859
Class R-2	228,880	17,369	17,884	1,355	(102,796)	(7,797)	143,968	10,927
Class R-3	295,955	22,433	21,159	1,604	(112,658)	(8,548)	204,456	15,489
Class R-4	187,503	14,206	12,269	929	(58,770)	(4,461)	141,002	10,674
Class R-5	171,087	12,937	11,226	851	(52,805)	(3,994)	129,508	9,794
Total net increase
(decrease)	$8,426,301	638,701	$1,069,314	81,087	$(4,660,031)	(353,719)	$4,835,584	366,069

Year ended December 31, 2005
Class A	$4,739,784	353,095	$753,982	56,328	$(3,046,419)	(227,453)	$2,447,347	181,970
Class B	210,741	15,691	51,049	3,814	(196,388)	(14,642)	65,402	4,863
Class C	539,360	40,179	46,353	3,465	(239,621)	(17,876)	346,092	25,768
Class F	439,809	32,789	26,293	1,966	(129,966)	(9,713)	336,136	25,042
Class 529-A	99,048	7,386	11,692	874	(17,655)	(1,317)	93,085	6,943
Class 529-B	11,021	821	2,274	170	(3,178)	(237)	10,117	754
Class 529-C	43,687	3,257	4,404	330	(10,279)	(767)	37,812	2,820
Class 529-E	5,516	411	616	46	(1,102)	(82)	5,030	375
Class 529-F	3,351	250	295	22	(383)	(28)	3,263	244
Class R-1	10,761	802	627	46	(3,762)	(281)	7,626	567
Class R-2	185,712	13,833	13,048	976	(75,678)	(5,646)	123,082	9,163
Class R-3	211,778	15,775	14,002	1,047	(68,049)	(5,080)	157,731	11,742
Class R-4	130,864	9,741	7,037	526	(29,203)	(2,180)	108,698	8,087
Class R-5	121,222	9,076	5,937	444	(45,884)	(3,422)	81,275	6,098
Total net increase
(decrease)	$6,752,654	503,106	$937,609	70,054	$(3,867,567)	(288,724)	$3,822,696	284,436

(*) Includes exchanges between share classes of the fund.

6. Forward currency contracts

As of December 31, 2006, the fund had open forward currency contracts to sell non-U.S. currencies as follows (amounts in thousands):

	Contract amount		U.S. valuations at December 31, 2006

Non-U.S. currency contracts	Non-U.S.	U.S.	Amount	Unrealized appreciation (depreciation )

Sales:

British pounds expiring3/22/2007	£1,070	2,102	2,096	$6
Euros expiring1/12 to 3/20/2007	€9,302	$12,282	$12,314	(32)

Forward currency contracts		$14,384	$14,410	$(26)

7. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities, of $15,964,863,000 and $12,214,952,000, respectively, during the year ended December 31, 2006.

Financial highlights(1)

		Income from investment operations(2)

	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized )	Total from investment operations	Dividends (from net investment income )	Net asset value, end of period	Total return(3)	Net assets, end of period (in millions	)		Ratio of expenses to average net assets before reimbursements/ waivers		Ratio of expenses to average net assets after reimbursements/ waivers	(4)	Ratio of net income to average net assets
Class A:
Year ended 12/31/2006	$13.22	$.67	$.09	$.76	$(.66)	$13.32	5.88%	$20,670			.65%		.62%		5.07%
Year ended 12/31/2005	13.65	.62	(.36)	.26	(.69)	13.22	1.94	17,738			.65		.62		4.60
Year ended 12/31/2004	13.51	.61	.16	.77	(.63)	13.65	5.85	15,822			.65		.65		4.54
Year ended 12/31/2003	12.70	.68	.84	1.52	(.71)	13.51	12.22	13,991			.67		.67		5.15
Year ended 12/31/2002	12.79	.82	(.08)	.74	(.83)	12.70	6.11	12,600			.71		.71		6.59
Class B:
Year ended 12/31/2006	13.22	.57	.09	.66	(.56)	13.32	5.09	1,458			1.40		1.37		4.33
Year ended 12/31/2005	13.65	.52	(.36)	.16	(.59)	13.22	1.19	1,415			1.38		1.36		3.87
Year ended 12/31/2004	13.51	.51	.16	.67	(.53)	13.65	5.07	1,394			1.39		1.38		3.80
Year ended 12/31/2003	12.70	.58	.84	1.42	(.61)	13.51	11.38	1,274			1.41		1.41		4.37
Year ended 12/31/2002	12.79	.72	(.08)	.64	(.73)	12.70	5.28	939			1.47		1.47		5.77
Class C:
Year ended 12/31/2006	13.22	.56	.09	.65	(.55)	13.32	5.04	1,847			1.45		1.42		4.27
Year ended 12/31/2005	13.65	.51	(.36)	.15	(.58)	13.22	1.12	1,429			1.44		1.42		3.81
Year ended 12/31/2004	13.51	.50	.16	.66	(.52)	13.65	4.99	1,123			1.46		1.45		3.71
Year ended 12/31/2003	12.70	.57	.84	1.41	(.60)	13.51	11.29	848			1.49		1.49		4.26
Year ended 12/31/2002	12.79	.71	(.08)	.63	(.72)	12.70	5.20	554			1.55		1.55		5.66
Class F:
Year ended 12/31/2006	13.22	.67	.09	.76	(.66)	13.32	5.90	1,611			.63		.60		5.07
Year ended 12/31/2005	13.65	.62	(.36)	.26	(.69)	13.22	1.92	803			.65		.63		4.60
Year ended 12/31/2004	13.51	.60	.16	.76	(.62)	13.65	5.80	487			.70		.69		4.46
Year ended 12/31/2003	12.70	.67	.84	1.51	(.70)	13.51	12.15	292			.72		.72		5.02
Year ended 12/31/2002	12.79	.81	(.08)	.73	(.82)	12.70	6.04	180			.77		.77		6.44
Class 529-A:
Year ended 12/31/2006	13.22	.66	.09	.75	(.65)	13.32	5.85	388			.68		.66		5.05
Year ended 12/31/2005	13.65	.61	(.36)	.25	(.68)	13.22	1.88	273			.69		.67		4.57
Year ended 12/31/2004	13.51	.60	.16	.76	(.62)	13.65	5.80	187			.70		.70		4.48
Year ended 12/31/2003	12.70	.67	.84	1.51	(.70)	13.51	12.21	110			.68		.68		5.05
Period from 2/15/2002 to 12/31/2002	12.76	.69	(.04)	.65	(.71)	12.70	5.33	50			.75	(5)	.75	(5)	6.46	(5)
Class 529-B:
Year ended 12/31/2006	13.22	.55	.09	.64	(.54)	13.32	4.97	69			1.53		1.50		4.20
Year ended 12/31/2005	13.65	.50	(.36)	.14	(.57)	13.22	1.02	58			1.54		1.52		3.71
Year ended 12/31/2004	13.51	.48	.16	.64	(.50)	13.65	4.86	49			1.59		1.58		3.60
Year ended 12/31/2003	12.70	.55	.84	1.39	(.58)	13.51	11.18	35			1.61		1.61		4.13
Period from 2/15/2002 to 12/31/2002	12.76	.60	(.04)	.56	(.62)	12.70	4.55	17			1.64	(5)	1.64	(5)	5.57	(5)
Class 529-C:
Year ended 12/31/2006	13.22	.55	.09	.64	(.54)	13.32	4.99	170			1.51		1.49		4.22
Year ended 12/31/2005	13.65	.50	(.36)	.14	(.57)	13.22	1.03	121			1.53		1.51		3.74
Year ended 12/31/2004	13.51	.48	.16	.64	(.50)	13.65	4.88	86			1.57		1.57		3.61
Year ended 12/31/2003	12.70	.55	.84	1.39	(.58)	13.51	11.19	56			1.59		1.59		4.15
Period from 2/19/2002 to 12/31/2002	12.73	.60	(.02)	.58	(.61)	12.70	4.75	28			1.63	(5)	1.63	(5)	5.58	(5)
Class 529-E:
Year ended 12/31/2006	13.22	.62	.09	.71	(.61)	13.32	5.53	21			.99		.97		4.74
Year ended 12/31/2005	13.65	.57	(.36)	.21	(.64)	13.22	1.56	15			1.01		.99		4.25
Year ended 12/31/2004	13.51	.55	.16	.71	(.57)	13.65	5.43	11			1.05		1.05		4.13
Year ended 12/31/2003	12.70	.62	.84	1.46	(.65)	13.51	11.77	7			1.06		1.06		4.68
Period from 3/7/2002 to 12/31/2002	12.70	.61	.02	.63	(.63)	12.70	5.14	3			1.13	(5)	1.13	(5)	6.06	(5)
Class 529-F:
Year ended 12/31/2006	13.22	.69	.09	.78	(.68)	13.32	6.05	14			.49		.46		5.25
Year ended 12/31/2005	13.65	.62	(.36)	.26	(.69)	13.22	1.98	7			.58		.56		4.69
Year ended 12/31/2004	13.51	.59	.16	.75	(.61)	13.65	5.69	4			.80		.80		4.36
Year ended 12/31/2003	12.70	.64	.84	1.48	(.67)	13.51	11.96	2			.82		.82		4.72
Period from 9/26/2002 to 12/31/2002	12.31	.19	.40	.59	(.20)	12.70	4.81	-		(6)	.30		.30		1.51

Class R-1:
Year ended 12/31/2006	$13.22	$.56	$.09	$.65	$(.55)	$13.32	5.05%	$29			1.49%		1.42%		4.28%
Year ended 12/31/2005	13.65	.51	(.36)	.15	(.58)	13.22	1.11	18			1.51		1.43		3.82
Year ended 12/31/2004	13.51	.50	.16	.66	(.52)	13.65	4.98	11			1.55		1.47		3.70
Year ended 12/31/2003	12.70	.57	.84	1.41	(.60)	13.51	11.29	5			1.65		1.49		4.13
Period from 6/11/2002 to 12/31/2002	12.65	.38	.06	.44	(.39)	12.70	3.59	1			2.53	(5)	1.52	(5)	5.55	(5)
Class R-2:
Year ended 12/31/2006	13.22	.56	.09	.65	(.55)	13.32	5.06	500			1.67		1.41		4.30
Year ended 12/31/2005	13.65	.51	(.36)	.15	(.58)	13.22	1.14	352			1.74		1.41		3.84
Year ended 12/31/2004	13.51	.50	.16	.66	(.52)	13.65	5.02	238			1.85		1.43		3.73
Year ended 12/31/2003	12.70	.57	.84	1.41	(.60)	13.51	11.33	111			1.94		1.46		4.20
Period from 5/31/2002 to 12/31/2002	12.72	.40	(.01)	.39	(.41)	12.70	3.23	21			1.67	(5)	1.48	(5)	5.56	(5)
Class R-3:
Year ended 12/31/2006	13.22	.62	.09	.71	(.61)	13.32	5.49	570			1.02		.99		4.71
Year ended 12/31/2005	13.65	.56	(.36)	.20	(.63)	13.22	1.53	361			1.05		1.02		4.23
Year ended 12/31/2004	13.51	.55	.16	.71	(.57)	13.65	5.42	213			1.06		1.05		4.12
Year ended 12/31/2003	12.70	.62	.84	1.46	(.65)	13.51	11.76	95			1.12		1.07		4.59
Period from 6/4/2002 to 12/31/2002	12.73	.42	(.02)	.40	(.43)	12.70	3.31	18			1.20	(5)	1.10	(5)	5.95	(5)
Class R-4:
Year ended 12/31/2006	13.22	.66	.09	.75	(.65)	13.32	5.86	325			.67		.65		5.06
Year ended 12/31/2005	13.65	.61	(.36)	.25	(.68)	13.22	1.91	182			.67		.65		4.61
Year ended 12/31/2004	13.51	.60	.16	.76	(.62)	13.65	5.81	77			.68		.68		4.48
Year ended 12/31/2003	12.70	.67	.84	1.51	(.70)	13.51	12.15	18			.72		.72		5.05
Period from 5/20/2002 to 12/31/2002	12.67	.47	.04	.51	(.48)	12.70	4.21	11			.77	(5)	.74	(5)	6.20	(5)
Class R-5:
Year ended 12/31/2006	13.22	.70	.09	.79	(.69)	13.32	6.17	336			.37		.35		5.36
Year ended 12/31/2005	13.65	.66	(.36)	.30	(.73)	13.22	2.21	204			.37		.35		4.91
Year ended 12/31/2004	13.51	.65	.16	.81	(.67)	13.65	6.14	127			.37		.37		4.81
Year ended 12/31/2003	12.70	.71	.84	1.55	(.74)	13.51	12.52	106			.40		.40		5.39
Period from 5/15/2002 to 12/31/2002	12.66	.52	.05	.57	(.53)	12.70	4.66	78			.42	(5)	.42	(5)	6.75	(5)

	Year ended December 31
	2006	2005	2004	2003	2002

Portfolio turnover rate for all classes of shares	53%	50%	45%	60%	50%

(1) Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown,
CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Bond Fund of America, Inc.:
We have audited the accompanying statement of assets and liabilities of The Bond Fund of America, Inc. (the “Fund”), including the investment portfolio, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Bond Fund of America, Inc. as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
February 12, 2007

Tax information

          unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2006:

Qualified dividend income	$13,957,000
Corporate dividends received deduction	6,581,000
U.S. government income that may be exempt from state taxation	95,619,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2007, to determine the calendar year amounts to be included on their 2006 tax returns. Shareholders should consult their tax advisers.